UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant          [X]

Filed by a Party other than the Registrant          [_]

Check the appropriate box:

[X]       Preliminary Proxy Statement

[_]        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[_]        Definitive Proxy Statement

[_]        Definitive Additional Materials

[_]        Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

HOST AMERICA CORPORATION.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]        No fee required.

[X]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock, $0.001 par value

(2)	Aggregate number of securities to which transaction applies: 431,777

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            $4.12 (1)

(4)	Proposed maximum aggregate value of transaction: $1,978,921.24 (2)

(5)	Total fee paid: $232.92

[__]	Fee paid previously with preliminary materials.

[__]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notes:

(1)	Based on the average ($4.12) of the high ($4.23) and low ($4.01) sales price of the registrant’s common stock on the Nasdaq Small Cap Market on December 16, 2004.

(2)	Consideration for the merger includes the issuance of 431,777 shares of common stock and the payment of $200,000 in cash.

ii

HOST AMERICA CORPORATION Two Broadway Hamden, Connecticut 06518 (203) 248-4100 ________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 2005 ________________

TO THE SHAREHOLDERS OF HOST AMERICA CORPORATION:

            We will hold a special meeting of shareholders of Host America Corporation, a Colorado corporation, at Two Broadway, Hamden, Connecticut 06518 on January 31, 2005, at 10:00 a.m., local time, for the following purposes:

            1.     Approve the Agreement of Merger and Plan of Reorganization dated September 29, 2004, among R.S. Services, Inc., an Oklahoma corporation, Ronald Ray Sparks, the sole shareholder of R.S. Services, GlobalNet Acquisition Corp., a Connecticut corporation, and Host, pursuant to which R.S. Services will become a wholly-owned subsidiary of Host.

            2.     Approve the issuance of $250,000 in shares of Host common stock pursuant to an Asset Purchase Agreement dated October 29, 2004 by which Host acquired certain assets related to its food service operations from Food Brokers, Inc., a Bridgeport, Connecticut based food service company.

            3.     Approve an adjournment of the meeting, if necessary, to solicit additional proxies in favor of proposals number 1 and 2 above.

            A copy of the merger agreement is attached as Annex A to the proxy statement accompanying this notice.

            Host has fixed the close of business on January 5, 2005 as the record date for the determination of shareholders entitled to receive notice of and to vote at the special meeting or any adjournment or postponement of the special meeting.  A list of the shareholders entitled to vote will be open for examination by shareholders at Host America Corporation, Two Broadway, Hamden, Connecticut 06518, during ordinary business hours beginning two business days from the date of this notice and continuing through the special meeting.  The list will also be available at the special meeting.

            The board of directors of Host unanimously:

•

has determined that the merger agreement, the merger in accordance with the terms of the merger agreement, and the other transactions contemplated thereby are advisable and in the best interests of Host and its shareholders;

•	has approved and adopted the merger agreement, the merger and the other transactions contemplated thereby;

•	recommends that the shareholders of Host vote “FOR” approval of the merger agreement;

•	has approved the issuance of $250,000 in shares of Host common stock pursuant to the Food Brokers asset purchase consummated on October 29, 2004; and

•	recommends that the shareholders of Host vote “FOR” approval of the stock issuance to Food Brokers.

            Your vote is important. To assure that your shares are represented at the special meeting, you are urged to complete, date and sign the enclosed proxy and mail it promptly in the postage‑paid envelope provided, whether or not you plan to attend the special meeting in person. You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it has been voted at the special meeting. You may vote in person at the special meeting even if you have returned a proxy.

                                                                                    By Order of the Board of Directors

                                                                                    GEOFFREY RAMSEY
                                                                                    President

Hamden, Connecticut
January 13, 2005

ii

___________________________________

PROXY STATEMENT
OF
HOST AMERICA CORPORATION

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 31, 2005
___________________________________

            This proxy statement relates to the solicitation of proxies by the board of directors of Host for use at a special meeting of holders of Host common stock and Series B preferred stock to be held at 10:00 a.m., local time, on January 31, 2005, at Two Broadway, Hamden, Connecticut 06518 and at any adjournments and postponements of the meeting.  Host is holding the special meeting to consider and act upon the following proposals:

            1.     Approve the Agreement of Merger and Plan of Reorganization dated September 29, 2004, among R.S. Services, Inc., an Oklahoma corporation, Ronald Ray Sparks, the sole shareholder of R.S. Services, GlobalNet Acquisition Corp., a Connecticut corporation, and Host, pursuant to which R.S. Services will become a wholly-owned subsidiary of Host.

            2.     Approve the issuance of $250,000 in shares of Host common stock pursuant to an Asset Purchase Agreement dated October 29, 2004 by which Host acquired certain assets related to its food service operations from Food Brokers, Inc., a Bridgeport, Connecticut based food service company.

            3.     Approve an adjournment of the meeting, if necessary, to solicit additional proxies in favor of proposals number 1 and 2 above.

            The close of business on January 5, 2005 has been fixed by Host’s board of directors as the record date for the determination of shareholders entitled to notice of and to vote at the Host special meeting or any adjournment or postponement.  Only holders of record of shares of common stock and Series B preferred stock of Host at the close of business on the record date may vote at the Host special meeting.  A complete list of the shareholders entitled to vote at the special meeting will be available for examination by any holder of Host shares at Host’s executive offices in Hamden, Connecticut.  A majority of the holders of outstanding Host shares, counted as a single class, must be represented at the meeting to constitute a quorum.  Therefore, all shareholders are urged either to attend the meeting or to be represented by proxy.  The affirmative vote of a majority of the holders of outstanding Host shares, voting as a single class, is required to approve proposals 1 and 2.  If a quorum is not present at the meeting, a vote for adjournment will be taken among shareholders present or represented by proxy.  If a majority of shareholders present or represented by proxy vote for adjournment, it is Host’s intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting(s).

            Your vote is important. To assure that your shares are represented at the special meeting, you are urged to complete, date and sign the enclosed proxy and mail it promptly in the postage‑paid envelope provided, whether or not you plan to attend the special meeting in person. You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it has been voted at the annual meeting. You may vote in person at the special meeting even if you have returned a proxy.

            Please pay particular attention to the "Risk Factors" section beginning on page 11 of this proxy statement which describes risks that you should consider in deciding whether to vote for the merger.

            Neither the Securities and Exchange Commission nor any state securities regulators have approved or disapproved the merger described in this proxy statement or the issuance of Host common stock in the merger, or determined if this proxy statement is truthful or complete.  Furthermore, the Securities and Exchange Commission has not determined the fairness or merits of the merger.  Any representation to the contrary is a criminal offense.

            This proxy statement is first being mailed to shareholders on or about January 13, 2005.

ADDITIONAL INFORMATION

            This proxy statement incorporates important business and financial information about Host from other documents that are not included in or delivered with this proxy statement.  This information is available to you without charge upon your written or oral request.  You can obtain those documents, which are incorporated by reference in this proxy statement, by requesting them in writing or by telephone from Host at the following address and telephone number:

                                    Host America Corporation
                                    Two Broadway
                                    Hamden, Connecticut 06518
                                    Phone: (203) 248-4100
                                    Facsimile: (203) 230-8667
                                    Attention:  Anne L. Ramsey
                                    aramsey@hostamericacorp.com

            If you would like to request documents, please do so by January 21, 2005 in order to receive them before the special meeting.

            See “Where You Can Find More Information” on page 59.

SUMMARY TERM SHEET

            This summary term sheet highlights selected information from this proxy statement and may not contain all of the information that is important to you.  You should carefully read this entire proxy statement, including the annexes, and the other documents we refer to for a more complete understanding of the merger and the other proposals.

Date, Place and Time (Page 25):	The special meeting will be held at 10:00 a.m., local time, on January 31, 2005, at Two Broadway, Hamden, Connecticut 06518.

Purpose of the Special Meeting (Page 25):

At the special meeting, you will be asked to approve the merger and issuance of shares of Host common stock to the shareholder of R.S. Services and related transactions pursuant to the merger agreement dated as of September 29, 2004, pursuant to which R.S. Services will merge with GlobalNet Acquisition, and become a wholly-owned subsidiary of Host.

In addition, you will be asked to approve the issuance of $250,000 in shares of Host common stock to Food Brokers, Inc., an unaffiliated Bridgeport, Connecticut based food service company from which Host acquired certain assets in October 2004.

Record Date (Page 25):

You can vote at the special meeting if you owned Host common stock or Series B preferred stock at the close of business on January 5, 2005.  You can cast one vote for each share of Host common stock or Series B preferred stock that you owned at that time.  The holders of a majority of Host common stock and Series B preferred stock, counted as a single class, issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, shall constitute a quorum at the meeting.

Vote Required to Approve the Proposals (Page 26):

Shares of common stock and Series B preferred stock will vote as a single class.  To approve proposals 1 and 2, the holders of a majority of the Host shares outstanding must vote in favor of doing so.

 Because approval of the proposals requires the affirmative vote of the holders of a majority of the outstanding shares of Host’s stock voting as a single class, abstentations, failures to vote and broker non-votes will have the same effect as a vote against approval of the proposals.

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Proxies (Page 26):

You may vote your shares in person by attending the special meeting or by mailing us your proxy if you are unable or do not wish to attend.  You can revoke your proxy at any time before we take a vote at the meeting by sending a written notice revoking the proxy or a later-dated proxy to the secretary of Host, or by attending the special meeting and voting in person.

The Parties to the Merger

Host America Corporation Two Broadway Hamden, Connecticut 06518 (203) 248-4100 (Page 54):

Host consists of four principal operating divisions:  Host Business Dining, Lindley Food Service, SelectForce and GlobalNet Energy Investors.  Lindley, SelectForce and GlobalNet conduct their operations through entities which are wholly-owned subsidiaries of Host.  Host Business Diningis a contract food management organization that specializes in providing full service corporate dining, and such ancillary services as special event catering and office coffee products to business and industry accounts located in Connecticut, New Hampshire, New Jersey, New York, Rhode Island and Texas.  Our Lindley Food Service subsidiary provides fresh, unitized meals for governmental programs, such as senior nutrition programs, Head Start programs, school breakfast and summer school programs, primarily under fixed-price contracts in Connecticut, Florida, Indiana, Massachusetts and Rhode Island.  Our SelectForce subsidiary is a regional employment and drug screening company offering criminal histories, motor vehicle reports, workers’ compensation records, verification of education and social security numbers, credit reports and previous employment verification.  SelectForce is able to provide its services to clients throughout the United States and currently has clients in Arkansas, Colorado, Connecticut, Kansas, Missouri, New Mexico, Oklahoma and Texas.  Our GlobalNet subsidiary is in the development stage and intends to market, sell and install control panels and other electrical energy saving devices to commercial and industrial users.  GlobalNet is in the process of establishing a multi-channel marketing and sales platform in addition to direct sales by its executive officers and sub-distributors, to bring its energy savings products to market.

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R.S. Services, Inc. 806 N. Highway 81 Duncan, Oklahoma 73533 (580) 255-6800 (Page 55):

R.S. Services is a full service electrical contracting and energy management company, specializing in electrical systems installation, energy savings systems, telecommunication network design and installation and refitting of electrical control panels.

GlobalNet Acquisition Corp. Two Broadway Hamden, Connecticut (203) 248-4100 (Page 33):

GlobalNet Acquisition is a wholly-owned subsidiary of Host and was organized to merge with R.S. Services and has not conducted any unrelated activities since its organization.  After the merger, GlobalNet Acquisition will remain as the surviving entity conducting the business of R.S. Services.

The Merger

Overview (Page 29):

Pursuant to the merger agreement, R.S. Services will merge with GlobalNet Acquisition.  GlobalNet Acquisition, as the surviving corporation, will remain a wholly-owned subsidiary of Host.  Ronald Sparks, the sole shareholder of R.S. Services, will receive Host’s “restricted” common stock in exchange for his R.S. Services common stock.  The merger agreement is attached to this proxy statement as Annex A.

Recommendation of the Board of Directors (Page 29):

The board of directors has unanimously approved the merger agreement.  The board believes that the terms of the merger agreement are fair to, and in the best interests of, Host and its shareholders, and unanimously recommends that shareholders vote “FOR” approval of the merger and the issuance of Host common stock to the shareholder of R.S. Services and related transactions pursuant to the merger.

Management and Operations Following the Merger (Page 38):

Following the merger, Host and R.S. Services will continue to carry on their respective historical operations in substantially the same manner as they were carried on prior to the merger, with R.S. Services operating as a wholly-owned subsidiary of Host.

The present management of each company will initially continue to manage their respective companies.

Stock Ownership of Management and Directors (Page 42):

On the record date, directors and executive officers of Host may be deemed to be the beneficial owners of approximately 42% of the outstanding common stock of Host.  Each of the directors and executive officers who hold common stock of Host have indicated that they intend to vote “FOR” the merger.

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Tax Treatment (Page 31):

Assuming the merger is consummated as currently structured, management believes that with respect to the issuance of the Host common stock to the R.S. shareholder, the merger of R.S. Services into GlobalNet Acquisition will qualify as a nontaxable reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

Accounting Treatment (Page 31):	The merger is expected to be treated as a purchase transaction for accounting and financial reporting purposes.

No Dissenters’ Rights (Page 32):	Under Colorado law the merger does not afford a Host shareholder the right to dissent and obtain payment of the fair value of the shareholder’s shares in Host.

No Opinion of Financial Adviser (Page 30):	Based on management’s belief that the merger is fair to all shareholders and in their best interests, Host has not obtained a fairness opinion from any financial adviser or consultant.

Risks Associated with the Merger (Page 11):	You should be aware of and carefully consider the risks relating to the merger and the businesses of Host and R.S. Services described under “Risk Factors.”

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

            This proxy statement, including information incorporated by reference in this proxy statement, contains “forward-looking statements,” as defined by the SEC.  Forward-looking statements are those concerning the contemplated transactions and strategic plans, expectations and objectives for future operations.  All statements, other than statements of historical facts, included in this proxy statement that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements.  These include, without limitation:

•

statements concerning the contemplated transactions, including strategic plans, expectations and objectives for future operations, the completion of those transactions, and the realization of expected synergies and benefits from the transactions;

•	statements, other than statements of historical facts, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future;

•	statements relating to future financial performance and other matters;

•	statements relating to revenue, income and operations of the combined company after the merger; and

•	any other statements preceded by, followed by or that include the words “believes,” expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects” or similar expressions.

            Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in or incorporate into this document are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved.  These statements are based on assumptions made by us based on our experience and perception of historical trends, current conditions, expected future developments and other factors that we believe are appropriate in the circumstances.  Forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control.  You are cautioned that any forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements.

            All forward-looking statements contained in this document speak only as of the date of this document, and all forward-looking statements contained in any document incorporated by reference speak only as of the date of that document.  We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

RISK FACTORS

            In deciding whether to approve the merger, you should consider the following risks related to the merger, R.S. Services’ business and Host’s business.  You should carefully consider these risks along with the other information in this proxy statement and the documents to which Host has referred.  See “Where You Can Find More Information” on page 59.

Risks Related to the Merger

The benefits of the merger may not be realized.

            Host and R.S. Services entered into the merger agreement with the expectation that the merger will result in certain benefits for the shareholders of both companies, including strengthening Host’s relationship with its clients by being able to offer R.S. Services’ energy services, expertise and products, as value-added services for potential clients, setting Host apart from the competition.  There is no assurance that any of the benefits will be realized.

The merger could adversely affect combined financial results.

            If the benefits of the merger do not exceed the costs associated with the merger, including any dilution to shareholders resulting from the merger, the combined financial results of Host and R.S. Services, including earnings per share, could be adversely affected.  Specifically, Host and R.S. Services expect to incur a significant amount of direct transaction costs in connection with the merger.

The market price of Host common stock may decline as a result of the merger.

            The market price of Host common stock may decline as a result of the merger if:

•	Host does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by financial or industry analysts; or
•	the effect of the merger on Host’s financial results is not consistent with the expectations of financial or industry analysts.

Host did not obtain a fairness or tax opinion or independent evaluation.

            Host has not obtained a fairness or tax opinion with respect to the transaction.  Accordingly, the Host shareholders have no independent evaluation of the fairness of the cash or number of shares to be issued to R.S. Services or any assurances as to the tax free nature of the merger transaction.

The market price of Host shares may experience price and volume fluctuations.

            Broad market fluctuations may adversely affect the market price of Host common stock.  The stock market has, from time to time, experienced extreme price and volume fluctuations.

            The market price of Host common stock could be subject to significant fluctuations due to a variety of factors, including:

•	public announcements concerning Host or its competitors;
•	fluctuations in operating results;
•	introductions of new products or services by Host or its competitors; and
•	changes in analysts’ earnings estimates.

            In the past, companies that have experienced volatility in the market price of their stock have been the subject of securities class action litigation.  If Host were the subject of securities class action litigation, it could result in substantial costs and a diversion of management's attention and resources and have a material adverse effect on Host business, results of operation and financial condition.

Future sales of shares of Host common stock may negatively affect our stock price.

            If shareholders sell substantial amounts of Host common stock, including shares issuable upon the exercise of outstanding options and warrants in the public market, the market price of Host common stock could fall. These sales also might make it more difficult for Host to sell equity securities in the future at a time and price that Host deems appropriate. Persons who may be deemed to be affiliates of either Host or R.S. Services include individuals or entities that control, are controlled by, or are under common control of either Host or R.S. Services and may include some of the officers, directors, or principal shareholders of Host or R.S. Services.  Affiliates may not sell their shares of common stock acquired in connection with the merger except pursuant to:

•	an effective registration statement under the Securities Act covering the resale of those shares;
•	an exemption under paragraph (d) of Rule 145 under the Securities Act; or
•	another applicable exemption under the Securities Act.

Risks Related to R.S. Services

R.S. Services currently experiences volatility in its cash flows and is subject to an extended sales cycle in connection with the bidding process, purchasing of materials and the installation and testing of electrical and energy saving systems.  These factors increase the unpredictability of its operating results and cash flows.

            R.S. Services is currently obligated, pursuant to the majority of its installation and service contracts, to pay all the costs of materials, labor, travel and installation of its systems prior to being paid by its customers.  In addition, many of its projects extend over a lengthy period of time from the initial invitation to bid, to final installation and testing.  Accordingly, R.S. Services experiences significant cash flow deficits during the course of the year, requiring it to engage in borrowing from third party sources, including a $307,000 loan from Host.  Although R.S. Services hopes the change in its business focus to energy saving products and systems will shorten this cycle, there can be no assurance its cash flow will improve or that it can profitably market this concept.  Likewise, there can be no assurance R.S. Services will be able to access capital on a short term basis or on favorable terms.  If this trend continues or worsens due to the inability to convince its customers to pay as the project progresses from its initial stages through completion, R.S. Services’ cash flow and operating losses will continue to be significant.

The energy management industry and products designed to maximize energy efficiency are subject to rapidly changing consumer demands and preferences in light of rapid technological advances.

            There can be no assurance that customers will continue to favor the products provided and services offered by R.S. Services.  A significant shift in customer preferences could have a material adverse effect on R.S. Services’ business, financial condition and results of operations.  In addition, products that gain wide acceptance with consumers may result in a greater number of competitors entering the market which could result in downward price pressure which could adversely impact R.S. Services’ gross profit margins. In addition, new R.S. Services’ products would require long lead times for employee retraining which R.S. Services must commit to long before ultimate sale to its customers. There can be no assurance that sufficient consumer demand will still exist at the time the final product is available for sale or that gross profit margins will be maintained.

            R.S. Services believes its growth will be materially dependent upon its ability to provide new techniques, processes and products necessary to meet the needs of its customers and potential customers.  The inability of R.S. Services to anticipate and respond to these rapidly changing demands could have an adverse effect on R.S. Services.

The energy management industry is highly competitive.

            Numerous companies, many of which are significantly larger than R.S. Services, have greater financial, personnel, distribution and other resources than R.S. Services and may be better able to withstand volatile market conditions, compete with R.S. Services in supplying newer and more technologically advanced products and services.  R.S. Services’ principal competition comes from similar companies which install products designed to maximize energy efficiency.  With generally low barriers to entry, requiring training of sales, installation and service personnel, additional competitors could enter the market.  There can be no assurance that national or international companies will not seek to enter, or increase their presence in the industry.  Several companies market and sell products that compete with R.S. Services.  Competition from any of these companies could have a material adverse effect on R.S. Services.

R.S. Services, like any other wholesaler, retailer or distributor of products that are designed to be owned and operated in an industrial setting, faces an inherent risk of exposure to product liability claims in the event that the use of its products results in injury.

            R.S. Services faces the risk that materials used in the manufacture of final products may be flawed or faulty, causing the product to fail or malfunction.  Additionally, products may not be used in the manner provided for in the instructions or in the way contemplated by the manufacturer.  In the event that insurance coverage or contractual indemnification is not adequate, product liability claims could have a material adverse effect on R.S. Services.  The successful assertion or settlement of any uninsured claim, a significant number of insured claims, or a claim exceeding R.S. Services’ insurance coverage could have a material adverse effect on R.S. Services.

            R.S. Services is highly dependent upon consumers’ perception of the safety and quality of its products as well as similar products distributed by other companies.  Thus, the mere publication of reports asserting that such products may be harmful could have a material adverse effect on R.S. Services, regardless of whether such reports are scientifically supported and regardless of whether the products are being used to their specifications.

R.S. Services relies on common law trademark rights to protect its unregistered trademarks as well as its trade dress rights.

            Common law trademark rights generally are limited to the geographic area in which the trademark is actually used, while a United States federal registration of a trademark enables the registrant to stop the unauthorized use of the trademark by any third party anywhere in the United States.  The protection available, if any, in jurisdictions other than the United States may not be as extensive as the protection available to R.S. Services in the United States.

            Although R.S. Services seeks to avoid infringement on the intellectual property rights of others, there can be no assurance that third parties will not assert intellectual property infringement claims against R.S. Services.  Any infringement claims by third parties against R.S. Services may have a material adverse effect on R.S. Services’ business, financial condition and results of operations.

            In the future, R.S. Services may choose to file applications to protect R.S. Services’ name, its logo or a future product developed by R.S. Services.  This may cost R.S. Services substantial expense both to apply and to defend.  In this event, R.S. Services would have the option of asserting its legal rights, which could potentially translate to substantial expense to R.S. Services.

            Currently, the products offered by R.S. Services to its customers have been designed, manufactured and are owned by other companies.  R.S. Services is therefore unable to assert any intellectual property rights or to defend infringement either by a third party or by the owner of the product utilized by R.S. Services.  The source of R.S. Services’ product may choose not to assert his intellectual property rights or defend a claim of infringement.  This may detrimentally affect R.S. Services’ business.  Additionally, a claim may be made that R.S. Services has infringed upon a third party’s intellectual property rights.  Although in this case R.S. Services may be able to seek indemnification from the supplier of R.S. Services’ product, the supplier may not be able to adequately indemnify R.S. Services against an infringement claim.  This too could be detrimental to R.S. Services’ business.

There is limited reliable, comprehensive data available regarding the size of the energy management industry and the historic and future expected growth of such industry.

            Industry data and projections are inherently uncertain and subject to change.  There can be no assurance that the industry is as large as some publicly available reports indicate or that projected growth will occur or continue.  In addition, underlying market conditions are subject to change based on economic conditions, consumer preferences and other factors that are beyond R.S. Services’ control.  There can be no assurance that an adverse change in the size or growth rate of the market will not have a material adverse effect on R.S. Services.

As part of R.S. Services’ business strategy, it may make acquisitions of businesses that offer complementary products, services and technologies.

            Acquisitions are and will be accompanied by the risks commonly encountered in acquisitions of businesses.  Such risks include, among other things, the possibility that R.S. Services pays much more than the acquired business is worth, the difficulty of integrating the operations and personnel of the acquired business into that of R.S. Services, the potential product liability associated with the sale of the acquired business’ products, the potential disruption of our ongoing business, the distraction of management from R.S. Services’ business, the inability of management to maximize R.S. Services’ financial and strategic position, and the impairment of relationships with employees and customers.  Management has limited experience acquiring businesses and cannot assure anyone that they will identify appropriate targets, will acquire such businesses on favorable terms, or will be able to integrate such organizations into the business successfully.  Further, the financial consequences of acquisitions and investments may include potentially dilutive issuances of equity securities, one-time write-offs, amortization expenses related to goodwill and other intangible assets and the incurrence of contingent liabilities.  These risks could have a material adverse effect on our business, financial condition and results of operations.

R.S. Services does not have any long-term agreements with its clients and its future success is dependent on repeat business and obtaining new clients.

            R.S. Services’ success depends on attracting and retaining clients.  Although R.S. Services has client purchase orders, it does not have long-term contracts, and as such depends on fluctuating demand for its services.  R.S. Services’ two major customers account for approximately 60% of its revenues for the most recent fiscal year.  There can be no assurance that R.S. Services will be able to retain these existing clients or attract new clients.  R.S. Services’ failure to retain existing clients or attract new clients would likely have a material adverse effect on R.S. Services’ future profitability.

R.S. Services may not achieve or sustain profitability in the future.

            As R.S. Services strives to grow its business, R.S. Services expects to spend significant funds for general corporate purposes, including working capital, marketing, recruiting and hiring additional personnel.  To the extent that its revenues do not increase as quickly as these costs and expenditures, its results of operations and liquidity could be materially adversely affected.  If R.S. Services experiences slower than anticipated revenue growth or if its operating expenses exceed its expectations, R.S. Services may not achieve profitability.  Even if R.S. Services achieves profitability in the future, R.S. Services may not be able to sustain it.

A decrease in electric retail rates could lessen demand for energy cost-saving products.

            Energy cost-saving products have the greatest profit potential in areas where commercial electric rates are relatively high.  However, retail electric rates for commercial establishments in the United States may not remain at their current high levels.  Due to a potential overbuilding of power generating stations throughout certain regions of the United States, wholesale power prices may decrease in the future.  Because the price of commercial retail electric power is largely attributed to the wholesale cost of power, it is reasonable to expect that commercial retail rates may decrease as well.  In addition, much of the wholesale costs of power are directly related to the price of certain fuels, such as natural gas, oil and coal.  If the prices of these fuels decrease, the prices of wholesale cost of power may also decrease.  This could result in lower electric retail rates and reduced demand for energy cost- saving products.

The loss of personnel may harm R.S. Services’ ability to obtain and retain customers, manage its rapid growth and compete effectively.

            R.S. Services’ future success will depend significantly upon the continued contributions of certain members of its senior management, including Ronald Sparks, who are critical to obtaining and retaining customers, managing R.S. Services’ growth and the future development of its business.  R.S. Services’ future success will also depend upon its ability to attract and retain highly qualified technical, operating and marketing personnel.  R.S. Services believes that there is intense competition for qualified personnel in the energy management industry.  If R.S. Services cannot hire, train and retain qualified personnel or if a significant number of its current employees depart, R.S. Services may be unable to successfully market its services.

Failure to meet customers’ expectations or deliver expected technical performance could result in losses and negative publicity.

            Customer contracts involve the installation of energy management equipment that R.S. Services sells and installs to help its customers reduce energy/power consumption.  Any defects in this equipment and/or its installation or any other failure to meet customers’ expectations could result in:

•	delayed or lost revenues due to adverse customer reaction,

•	requirements to provide additional products and/or services to a customer at no charge,

•	negative publicity regarding R.S. Services and its products, which could adversely affect its ability to attract or retain customers, and

•	claims for substantial damage against R.S. Services, regardless of its responsibility for such failure.

Risks Related to Host

General Risks

            The following risks pertain to Host and its business and are applicable without regard to whether the merger occurs.

Any acquisitions that we undertake could be difficult to integrate and could disrupt our business, dilute shareholder value and adversely affect our operations.

            A component of Host’s strategy is to pursue acquisitions of other businesses.  There can be no assurance, however, that Host will be able to identify, negotiate and consummate acquisitions or that acquired businesses can be operated profitably or integrated successfully into Host’s food service operations or other operating segments.  In addition, acquisitions by Host are subject to various risks generally associated with the acquisition of businesses, including the financial impact of expenses associated with the integration of acquired businesses.  There can be no assurance that Host’s historic or future acquisitions will not have an adverse impact on Host’s business, financial condition or results of operations.  If suitable opportunities arise, Host anticipates that it would finance future acquisitions through available cash, bank lines of credit or through additional debt or equity financing.  There can be no assurance that such debt or equity financing would be available to Host on acceptable terms when, and if, suitable strategic opportunities arise.  If Host were to consummate one or more significant acquisitions in which part or all of the consideration consisted of equity, shareholders of Host could suffer a significant dilution of their interests in Host.

Government regulations could adversely affect our business.

            Host’s business is subject to various governmental regulations incidental to its operations, such as environmental, employment, and safety regulations.  In addition, Host is subject to state health department regulations and yearly inspections.  Food service operations at the various locations are subject to sanitation and safety standards, and state and local licensing of the sale of food products.  Cost of compliance with these various regulations is not material.  However, there can be no assurance that additional federal and state legislation or changes in the regulatory environment will not limit the activities of Host in the future or increase the cost of regulatory compliance.

Effective control by current officers and directors and significant sales by officers and directors could have a negative impact on share price.

            Host’s current officers, directors and family members beneficially own approximately 42% of the total voting common stock outstanding, including options and warrants for common stock such individuals may have the right to exercise.  Host’s articles of incorporation do not authorize cumulative voting in the election of directors and as a result, Host’s officers and directors currently are, and in the foreseeable future will continue to be, in a position to have a significant impact on the outcome of substantially all matters on which shareholders are entitled to vote, including the election of directors.  In addition, based on the large number of shares currently owned by management, any sales of significant amounts of shares by Host’s officers and directors, or the prospect of such sales, could adversely affect the market price of Host’s common stock.  These individuals, if and when they sell their shares, are subject to the volume limitations imposed by Rule 144 with respect to sales by affiliates.

We do not anticipate payment of dividends and shareholders are wholly dependent upon the market for the common stock to realize economic benefit.

            Host has paid no cash dividends on its common stock and has no present intention of paying cash dividends in the foreseeable future.  It is the present policy of the board of directors to retain all earnings to provide for the growth of Host.  Payment of cash dividends in the future will depend, among other things, upon Host’s future earnings, requirements for capital improvements, the operating and financial conditions of Host and other factors deemed relevant by the board of directors.

Historically our stock price has been volatile, which may make it more difficult to resell shares at prices that are attractive.

            The trading price of Host’s common stock and warrants has been and may continue to be subject to wide fluctuations.  Host’s stock price may fluctuate in response to a number of events and factors, such as quarterly variations in operating results, announcements of management innovations or new customer accounts and acquisitions by Host or its competitors, changes to financial estimates and recommendations by securities analysts, the operating and stock price performance of other companies that investors may deem comparable, and news reports relating to trends in Host’s markets.  In addition, the stock market in general, and the market prices for related companies in particular, have experienced volatility that often has been unrelated to the operating performance of such companies.  These broad market and industry fluctuations may adversely affect the price of Host’s stock, regardless of its operating performance.

Risks Relating to Host’s and Lindley’s Food Service Operations

Host’s success depends on its ability to retain and renew existing client contracts.

            Host’s success depends on its ability to retain and renew existing client contracts and to obtain and successfully negotiate new client contracts.  Certain of Host Business Dining’s corporate dining contracts representing approximately 25% of Host’s consolidated annual sales are from two major customers.  There can be no assurance that Host will be able to retain and renew existing client contracts or obtain new contracts or that such contracts will be profitable.  Host’s failure to retain and renew existing contracts or obtain new contracts could have a material adverse effect on Host’s business, financial condition and results of operations.

Host may not be reimbursed for investment in a client’s facility.

            Typically Host is required to make capital improvements to a client’s facility at the start of a contract to secure an account.  Historically, Host has funded these expenditures from cashflow and short-term borrowings.  To the extent Host is unable to be reimbursed for a part of these costs or enter into long-term contracts or is unable to retain existing clients, Host could experience short-term cashflow problems or be required to seek additional outside financing.  Additional financing may not be available on favorable terms or at all.

Host may lose customers if building owners fail to retain tenants.

            Some of Host Business Dining’s customers consist of tenants in large office complexes and buildings in the northeastern United States.  Accordingly, Host is dependent on the building owners to attract and retain quality tenants by offering competitive rental rates, favorable locations and adequate maintenance services.  To the extent these entities fail to provide a favorable rental atmosphere and retain existing tenants, Host may lose customers, revenues, and potentially a food service contract irrespective of the quality of its food service facility.  If Host were to lose customers due to building vacancies, it could have an adverse material effect on Host’s operations and financial condition.

Fluctuating food prices and shortages may affect the quality and variety of food Host is able to offer at a given location.

            Host is subject to fluctuating food prices and availability of certain food items which varies by location.  Although Host’s contracts with its clients allow for certain adjustments due to rising prices over a specified period of time, often times Host must take a reduced margin to insure the availability of certain required food groups and avoid customer dissatisfaction.  Although most shortages last only a short period of time, shortages in certain items may adversely affect the quality and variety of food offered at a given location.  Host attempts to anticipate shortages by centralized buying for its various locations, by placing large orders with reliable suppliers and following trends in product availability and price.

Lindley’s fixed-price contracts subject us to market risks and uncertainties.

            Approximately 95% of Lindley’s food service contracts are fixed-price contacts, meaning that the contract price is fixed for the term of the contract, which generally ranges from 1 to 5 years depending on the customer.  While the contracts usually provide for marginal cost of living increases and are cancelable by either party upon proper notice, any unforeseen rise in food prices or labor and related costs will reduce our profit margins and have an adverse effect on our results of operations.  Prior to bidding on a fixed-price contract, we attempt to factor in variables including rising food costs and labor and related expenses over the term of the contract however, it is difficult to predict what these costs will be, especially for contract terms that range from 1 to 5 years.  Any shortfalls resulting from the risks associated with fixed-price contracts will reduce our working capital.

Host depends upon its key personnel and may experience difficulty attracting and retaining key employees.

            Host’s future success depends to a significant extent on the efforts and abilities of its executive officers, Geoffrey W. Ramsey and David J. Murphy and the services of Lindley’s executive officers, Gilbert Rossomando and Mark Cerreta.  Although Host has employment agreements with these individuals, the loss of the services of these individuals could have a material adverse effect on Host’s business, financial condition and results of operations.  Host believes that its future success also will depend significantly upon its ability to attract, motivate and retain additional highly skilled managerial personnel.  Competition for such personnel is intense, and there can be no assurance that Host will be successful in attracting, assimilating and retaining the personnel it requires to grow and operate profitably.  Host obtained a $1,000,000 key man life insurance policy on Messrs. Ramsey, Murphy, Rossomando and Cerreta of which Host is the beneficiary.

Host may be unable to hire and train a sufficient number of qualified workers to satisfy customer requirements.

            From time to time, Host must hire and train a number of qualified food service managers and temporary workers to provide food service at a new corporate location or scheduled events at other locations.  Host may encounter difficulty in hiring sufficient numbers of qualified individuals to staff these events, which could have a material adverse effect on its business, financial condition and results of operations.

Host may fail to compete effectively in its market.

            Host encounters significant competition in each area of the contract food service market in which it operates.  Certain of Host’s competitors compete with Host on both a national and local basis and have significantly greater financial and other resources than Host.  Competition may result in price reductions, decreased gross margins and loss of market share.  In addition, existing or potential clients may elect to “self operate” their food service, thereby eliminating the opportunity for Host to compete for the account.  There can be no assurance that Host will be able to compete successfully in the future or that competition will not have a material adverse effect on Host’s business, financial condition or results of operations.

Risks Relating to SelectForce’s Pre-Employment Screening Operations

SelectForce does not have any long-term agreements with its clients and its future success is dependent on repeat business and obtaining new clients.

            SelectForce’s success depends on attracting and retaining clients.  Although SelectForce has client agreements, it does not have contracts, and as such depends on fluctuating demand for its services.  There can be no assurance that SelectForce will be able to retain existing clients or attract new clients.  SelectForce’s failure to retain existing clients or attract new clients could have a material adverse effect on SelectForce’s future profitability.

SelectForce is dependent on its access to government records, which could be limited or prevented by various government regulations.

            SelectForce obtains much of the background information requested by its clients from public databases at the federal, state and local level.  Access and use of this information is subject to various rules, laws and guidelines.  Any significant changes in these rules, laws or guidelines could have a material adverse effect on SelectForce’s operations and limit its ability to conduct its operations.

SelectForce competes with numerous companies, including its potential clients, many of which have greater financial and other resources than those of SelectForce.

            SelectForce encounters significant competition in each area of the pre-employment screening market in which it operates.  Many of SelectForce’s competitors have significantly greater financial and other resources than SelectForce.  Competition may result in price reductions, decreased gross margins and loss of market share.  In addition, existing or potential clients may elect to perform their own background investigations, thereby eliminating SelectForce’s opportunity to provide its services. In addition, technological advances including database management and the internet, may result in significant changes to how SelectForce performs and delivers its services, and could result in increased competition and/or decreased demand for its services.  Furthermore, SelectForce’s ability to compete could be adversely impacted if it is unable to pass price increases on to customers or if its information costs increase.  There can be no assurance that SelectForce will be able to compete successfully in the future, or that technological changes and competition will not have a material adverse effect on SelectForce’s business.

SelectForce depends upon its key personnel and may experience difficulty if it fails to retain such personnel.

            SelectForce’s future success depends to a significant extent on the efforts and abilities of its President, Tammi Didlot.  Although SelectForce has an employment agreement with Ms. Didlot, the loss of the services of Ms. Didlot could have a material adverse effect on SelectForce’s business, financial condition and results of operations.

Risks Relating to GlobalNet’s Operations

GlobalNet has a limited operating history upon which to evaluate its potential for future success.

            GlobalNet was formed on May 16, 2002 and we acquired the company on December 23, 2003.  To date, GlobalNet has generated only limited revenues from the sale of its products and does not expect to generate significant revenues until it can sell a significantly larger number of its products.  Accordingly, GlobalNet has only a limited operating history to use as a basis to evaluate its business and prospects.  The likelihood of its success must be considered in light of the risks and uncertainties frequently encountered by development stage companies in an evolving market.  If GlobalNet is unsuccessful in addressing these risks and uncertainties, its business will be materially harmed.

GlobalNet has incurred significant operating losses since inception and may not achieve or sustain profitability in the future.

            GlobalNet has incurred substantial net losses since it commenced operations in May 2002.  GlobalNet must overcome significant sales and marketing challenges to sell large quantities of its products.  In addition, GlobalNet may be required to reduce the prices of its products in order to increase sales.  If GlobalNet reduces product prices, GlobalNet may not be able to decrease product costs sufficiently to achieve acceptable profit margins and remain in compliance with the terms of its license/distribution agreement with EnergyNSync, Inc.  As GlobalNet strives to grow its business, GlobalNet expects to spend significant funds (1) for general corporate purposes, including working capital, marketing, recruiting and hiring additional personnel; and (2) for research and development of new products. To the extent that its revenues do not increase as quickly as these costs and expenditures, its results of operations and liquidity could be materially adversely affected.  If GlobalNet experiences slower than anticipated revenue growth or if its operating expenses exceed its expectations, GlobalNet may not achieve profitability.  Even if GlobalNet achieves profitability in the future, GlobalNet may not be able to sustain it.

GlobalNet has a license/distribution agreement with respect to the EnergyNSync products and its ability to sell its products may be adversely impacted if the agreement expires or is terminated.

            GlobalNet has entered into a license/distribution agreement with EnergyNSync, an affiliated entity. Pursuant to the terms of the agreement, GlobalNet has been granted the exclusive United States rights to sell EnergyNSync products for an indefinite period, contingent on GlobalNet achieving minimum dollar volume purchase requirements.  However, the exclusive rights that GlobalNet received may not have any value in the United States where EnergyNSync does not have or does not obtain protectable rights.  In addition, the license/distribution agreement may be terminated if GlobalNet fails to satisfy its dollar volume purchase requirements.  If this agreement is terminated, it could impact its ability to sell products in the United States.

A decrease in electric retail rates could lessen demand for our EnergyNSync products.

            The EnergyNSync products have the greatest profit potential in areas where commercial electric rates are relatively high.  However, retail electric rates for commercial establishments in the United States may not remain at their current high levels.  Due to a potential overbuilding of power generating stations throughout certain regions of the United States, wholesale power prices may decrease in the future.  Because the price of commercial retail electric power is largely attributed to the wholesale cost of power, it is reasonable to expect that commercial retail rates may decrease as well.  In addition, much of the wholesale costs of power are directly related to the price of certain fuels, such as natural gas, oil and coal.  If the prices of these fuels decrease, the prices of the wholesale cost of power may also decrease.  This could result in lower electric retail rates and reduced demand for energy saving devices such as the EnergyNSync products.

If GlobalNet is not able to protect its intellectual property rights against infringement or others obtain intellectual property rights relating to similar energy management technology, GlobalNet could lose its competitive advantage in the energy management market.

            GlobalNet regards intellectual property rights, such as licenses, trademarks, copyrights and trade secrets, as important to its success.  Although GlobalNet will enter into confidentiality agreements with its employees and consultants, the steps GlobalNet has or will take to protect its intellectual property rights, if any, may not be adequate.  Third parties may infringe or misappropriate claimed intellectual property rights or GlobalNet may not be able to detect unauthorized use and take appropriate steps to enforce its rights.  Failure to take appropriate protective steps could materially adversely affect its competitive advantage in the energy management market.  Furthermore, its agreement to use the EnergyNSync products may have little or no value if EnergyNSync’s intellectual property is not valid.  In addition, patents held by third parties, if any, may limit its ability to sell or otherwise commercialize products and could result in the assertion of claims of patent infringement.  If that were to happen, GlobalNet could try to modify its products to be non-infringing, but GlobalNet might not be successful or such modifications might not avoid infringing on the intellectual property rights of third parties.

            Claims of patent infringement against GlobalNet, regardless of merit, could result in the expenditure of significant financial and managerial resources.  GlobalNet may be forced to seek to enter into new distribution agreements with third parties (other than EnergyNSync) to resolve claims of infringement by its products of the intellectual property rights of third parties.  These agreements may not be available on acceptable terms or at all.  The failure to obtain such licenses on acceptable terms could have a negative effect on its business.

The loss of key personnel may harm GlobalNet’s ability to obtain and retain customers, manage its rapid growth and compete effectively.

            GlobalNet’s future success will depend significantly upon the continued contributions of certain members of its senior management, who are critical to obtaining and retaining customers, managing GlobalNet’s growth and the future development of its concept.  GlobalNet’s future success will also depend upon its ability to attract and retain highly qualified technical, operating and marketing personnel.  GlobalNet believes that there is intense competition for qualified personnel in the energy management industry.  If GlobalNet cannot hire, train and retain qualified personnel or if a significant number of its current employees depart, GlobalNet may be unable to successfully market its product.

If GlobalNet’s EnergyNSync products do not achieve or sustain market acceptance, GlobalNet’s ability to compete will be adversely affected.

            To date, GlobalNet has not sold its products in very large quantities and it is possible a sufficient market may not develop.  Significant marketing will be required in order to establish a sufficient market for the EnergyNSync products.  The technology underlying these products may not become a preferred technology to address the energy management needs of GlobalNet’s customers and potential customers.  Failure to successfully develop and market products on a timely and cost-effective basis could have a material adverse effect on GlobalNet’s ability to compete in the energy management market.

Failure to meet customers’ expectations or deliver expected technical performance could result in losses and negative publicity.

            Customer contracts will involve the installation of energy management equipment that GlobalNet sells and installs to help its customers reduce energy/power consumption.  GlobalNet relies on outside contractors to assist in the installation of its products.  Any defects in this equipment and/or its installation or any other failure to meet customers’ expectations could result in:

•	delayed or lost revenues due to adverse customer reaction,

•	requirements to provide additional products and/or services to a customer at no charge,

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•	negative publicity regarding GlobalNet and its products, which could adversely affect our ability to attract or retain customers, and

•	claims for substantial damage against GlobalNet, regardless of its responsibility for such failure.

If sufficient additional funding is not available to GlobalNet, the commercialization of GlobalNet’s products and its ability to grow may be hindered.

            GlobalNet’s operations have not generated positive cash flow since its inception in 2002.  GlobalNet has primarily funded its operations through proceeds from related parties’ notes and advances.  GlobalNet’s ability to continue to operate until cash flow turns positive may depend on Host’s ability to continue to raise funds through debt or equity financing.  If Host is not successful in raising additional funds, GlobalNet might have to significantly scale back or delay its growth plans, or possibly cease operations altogether.  Any reduction or delay in GlobalNet’s growth plans could have a material adverse affect on its ability to compete in the marketplace, take advantage of business opportunities and develop or enhance its products.

Failure to effectively market GlobalNet’s energy management products could impair its ability to sell large quantities of these products.

            One of the challenges GlobalNet faces in commercializing its energy management products is demonstrating the advantages of its products over more traditional products and competitive products.  As GlobalNet grows, GlobalNet will need to further develop its marketing and sales force.  In addition to its internal sales force, GlobalNet relies on third parties to market and sell its products.  GlobalNet currently maintains a number of relationships with third parties regarding the marketing and distribution of its EnergyNSync products and is dependent upon the efforts of these third parties in marketing and selling these products.  Maintenance of these relationships is based primarily on an ongoing mutual business opportunity and a good overall working relationship.  The current contracts associated with certain of these relationships allow the distributors to terminate the relationship upon 30 days written notice.  Without these relationships, its ability to market and sell the EnergyNSync products could be harmed and GlobalNet may need to divert even more resources to increasing its internal sales force.  If GlobalNet is unable to expand its internal sales force and maintain its third party marketing relationships, its ability to generate significant revenues could be seriously harmed.

THE HOST SPECIAL MEETING

            Host is furnishing this proxy statement to its shareholders in connection with the solicitation of proxies by the Host board of directors for use at the Host special meeting.

Date, Time and Place

            The special meeting is scheduled to be held at our executive offices located at Two Broadway, Hamden, Connecticut 06518, on January 31, 2005, at 10:00 a.m., local time.

Purpose of the Special Meeting

            At the Host special meeting, we are asking holders of record of Host common stock and Series B preferred stock to consider and vote on the following:

•	a proposal to approve the merger agreement among R.S. Services, Host, GlobalNet Acquisition and Ronald Sparks.

•	a proposal to approve the issuance of $250,000 in shares of Host common stock to Food Brokers in consideration for the acquisition of certain food service related assets in October 2004.

•	a proposal to approve an adjournment of the meeting, if necessary, to solicit additional proxies in favor of proposals 1 and 2.

Recommendation of the Host Board of Directors

            At its meeting on September 28, 2004, after due consideration, the Host board of directors unanimously:

•

determined that the merger agreement, the merger in accordance with the terms of the merger agreement, and the other transactions contemplated thereby are advisable and in the best interests of Host and its shareholders;

•	approved and adopted the merger agreement and the merger and the other transactions contemplated thereby;

•	recommended that the Host shareholders approve the merger agreement; and

•	recommended that the Host shareholders approve the issuance of $250,000 in shares of Host common stock to Food Brokers.

Record Date; Stock Entitled to Vote; Quorum

            Holders of record of shares of Host common stock and preferred stock at the close of business on January 5, 2005, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting.  On the record date, approximately 4,127,491 shares of

Host common stock and 266,667 shares of series B preferred stock were issued and outstanding and entitled to vote at the special meeting.

            Holders of record of Host common stock and preferred stock on the record date are each entitled to one vote per share with respect to the approval of proposals 1 and 2.

            A quorum of Host shareholders is necessary to have a valid meeting of shareholders.  The holders of at least a majority of the shares of Host common stock and preferred stock issued and outstanding and entitled to vote at the Host special meeting must be represented in person or by proxy at the Host special meeting in order for a quorum to be established.  Abstentions and broker non-votes count as present for purposes of establishing a quorum.  An abstention occurs when a shareholder attends a meeting, either in person or by proxy, but abstains from voting.  A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instructions from the beneficial owner of the shares and no instructions are given.

Vote Required

            The affirmative vote of the holders of at least a majority of the shares of Host common stock and preferred stock issued and outstanding, voting as a single class, and entitled to vote as of the record date for the Host special meeting is required to approve proposals 1 and 2.  Abstentions may be specified with respect to the proposals by properly marking the “ABSTAIN” box on the proxy for the proposal.  Abstentions, broker non-votes and failures to vote will have the effect of votes cast against the proposals.

Voting by Host Directors and Executive Officers

            At the close of business on the record date, Host’s directors and executive officers and their affiliates may be deemed to be the owners of, and have the power to vote, 1,792,172 shares of Host common stock, representing approximately 42% of the then outstanding shares of Host common stock.  Host believes that each of its directors and executive officers intends to vote “FOR” the approval of the merger agreement and “FOR” approval of the issuance of shares of common stock to Food Brokers.

Voting of Proxies

            Shares may be voted by completing the enclosed proxy card and mailing it in the enclosed return envelope.

            Host shareholders whose shares are held in “street name” (i.e., in the name of a broker, bank or other record holder) must either direct the record holder of their shares as to how to vote their shares or obtain a proxy from the record holder to vote at the special meeting.

            Shares of Host common stock and preferred stock represented by properly executed paper proxies and received prior to the special meeting will be voted at the special meeting in the manner specified on the proxies.  Paper proxies that are properly executed and timely submitted but which do not contain specific voting instructions will be voted “FOR” the proposals presented at the special meeting.

Revocation of Proxy

            A Host shareholder may revoke a proxy at any time prior to the time the proxy is to be voted at the special meeting by:

•	delivering, prior to the special meeting, a written notice of revocation bearing a later date or time than the revoked proxy, to Host America Corporation, Attn: Anne L. Ramsey;

•	completing and submitting a new later-dated proxy card; or

•	attending the special meeting and voting in person.

            Attending the special meeting will not by itself constitute revocation of a proxy; to do so, a shareholder must vote in person at the meeting.  If a broker has been instructed to vote a shareholder’s shares, the shareholder must follow directions received from the broker in order to change the shareholder’s vote.

Expenses of Solicitation

            Host will pay the costs of printing and mailing this proxy statement and will bear the costs of soliciting proxies from its shareholders.  It is anticipated that solicitations of proxies for the special meeting will be made by use of mail, telephone or fax, as well as by the services of Host’s directors, officers and employees, without additional salary or compensation to them.  Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of Host common stock and preferred stock held of record by such persons, and Host will reimburse such persons for their reasonable out-of-pocket expenses for that purpose.

Miscellaneous

            In the event that a quorum is not present at the time the special meeting is convened, or if for any other reason Host believes that additional time should be allowed for the solicitation of proxies, Host may adjourn the special meeting with or without a vote of the shareholders.  If Host proposes to adjourn the special meeting by a vote of the shareholders, the persons named in the enclosed form of proxy will vote all shares of Host common stock and preferred stock for which they have voting authority in favor of an adjournment.

            It is not expected that any matter not referred to in this proxy statement will be presented for action at the special meeting.  If any other matters are properly brought before the special meeting the persons named in the proxies will have discretion to vote on the matters according to their best judgment.  The grant of a proxy will also confer discretionary authority on the persons named in the proxy as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the special meeting.  Proxies voted against the proposal related to the merger will not be voted in favor of any adjournment of the special meeting for the purpose of soliciting additional proxies.

            Holders of Host common stock and preferred stock should send their completed proxy cards to Computershare Investor Services in the enclosed return envelope.

PROPOSAL 1 THE MERGER

            This section of the proxy statement describes material aspects of the proposed merger.  While we believe that the description covers the material terms of the merger and the related transactions, this summary may not contain all of the information that is important to Host shareholders.  Shareholders should read the entire merger agreement and the other documents we refer to carefully and in their entirety for a more complete understanding of the merger.

            The following discussion of the background of the merger and the parties' reasons for the merger and the potential benefits that could result from the merger contains forward‑looking statements that involve risks and uncertainties.  Readers are cautioned not to place undue reliance on these forward‑looking statements.  The actual results could differ materially from those anticipated in these forward‑looking statements as a result of certain factors, including those set forth under “Risk Factors.”

Reasons for the Merger and Recommendation of the Board of Directors

            The board of directors of Host has approved the merger based on the following perceived benefits to Host and its shareholders:

•

R.S. Services is a full-service electric-management firm which specializes in installing energy-savings equipment.  R.S. Services is licensed in 29 states, and has the ability to perform work in the other 21 states and internationally.

•

Host believes in order to effectively penetrate the market with its energy saving products distributed through Host wholly owned subsidiary, GlobalNet, it would need to develop its own expertise and staff of qualified installers.  This process would be expensive, time consuming, and limit the company to limited revenues based on its ability to internally develop the expertise and staffing needed.  By acquiring R.S. Services, Host will have the in-house staffing and expertise needed to roll out its energy management products.

•	R.S. Services has an established list of customers, including several large retailers, who will be an additional source of customers for its energy management products.

•

In addition to installing energy management products, R.S. Services will provide an additional source of revenue through its expertise in electrical panel assembly, electrical construction, networking design and installation, thermo graphic imaging, electrical testing, refrigeration and heating venting and air-conditioning (HVAC) installations.  These services will provide the company the ability to provide total energy and electrical solutions to its customers.

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•

The board of directors has determined that with the electrical grid in the United States and other countries operating at near or maximum output and communities not having the desire to have an energy plant in their neighborhood, that the economic outlook for companies that provide a solution to the energy crisis is positive.

•	The belief that the terms of the merger are fair and reasonable after extensive negotiations between the respective managements of each company.

            The Host board also identified and considered a number of potentially negative factors in its deliberations concerning the merger including the following:

•	the risk that the potential benefits of the merger may not be realized;

•	the level of dilution to be experienced by Host shareholders;

•	the possibility that the merger may not be consummated, even if approved by Host’s shareholders; and

•	other applicable risks described in this proxy statement under “Risk Factors.”

            Host’s board concluded, however, that, on balance, the merger’s potential benefits to Host and its shareholders outweighed the associated risks.  The discussion of the information and factors considered by Host’s board reflects all material factors considered by the board. In view of the variety of factors considered in connection with its evaluation of the merger, Host’s board did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

No Opinion of Financial Advisor

            The board and management of Host believes the merger is fair and in the best interests of the shareholders of the respective corporations.  The board believes Host will benefit by adding a new operating subsidiary which is profitable and allow Host to provide a value added service to its existing food service customers.  Accordingly, the board elected not to obtain a fairness opinion for the aforementioned reasons and the costs that would be incurred in connection with obtaining such an opinion.

Interests of Certain Persons in the Merger

            The current directors and executive officers of Host before the merger will remain the directors and executive officers of Host after the merger with R.S. Services.  In addition, the merger agreement provides that Ronald Sparks, the current President of R.S. Services will remain as the President of R.S. Services as a subsidiary of Host, after the merger.

Employment and Non-competition Agreements

            Pursuant to the terms of the merger agreement, Ronald Sparks, the current President of R.S. Services will execute an employment agreement for a period of 3 years with Host.  The agreement will provide that Mr. Sparks will serve as the President of R.S. Services, as a subsidiary of Host, following the merger.  Mr. Sparks will be paid an initial annual salary of

$125,000.  Mr. Sparks will also receive benefits according to the benefit programs available to Host’s senior management.  Pursuant to the terms of the employment agreement, he will be eligible to receive bonuses to be paid in shares of Host’s common stock and cash.  The employment agreement requires Mr. Sparks to maintain the confidentiality of company secrets and contains a 3-year non-competition provision.  A copy of the employment agreement is attached as Annex B.

Material Federal Income Tax Considerations

            The following discussion is a summary of the material U.S. federal income tax consequences of the proposed merger.  This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based upon the Code, and related Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect.  The discussion does not encompass the effects of the tax laws (whether income, property, transfer or other forms of tax laws) of any jurisdiction (e.g., states, municipalities or foreign countries) other than U.S. federal income tax laws.  Host shareholders are advised to consult their own tax advisors regarding the federal income tax consequences of the proposed merger in light of their personal circumstances and consequences under state, local and foreign tax laws.

            In the event that the merger is consummated as currently structured, the issuance of the Host common stock to the R.S. shareholder in the merger is intended to qualify as a nontaxable reorganization under Section 368(a)(1)(A) and Section 368(a)(2)(D) of the Code.  In such case, neither Host nor GlobalNet Acquisition will recognize any gain or loss as a result of the merger.  In addition, the pre-merger Host shareholders will also not recognize gain or loss as a result of the merger, as such shareholders will hold the same Host shares after the merger as such shareholders held prior to such merger.  The adjusted bases and holding periods of the Host shares held by the pre-merger Host shareholders will also be unaffected by the merger.

BECAUSE THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES DISCUSSED ABOVE DEPEND UPON EACH SHAREHOLDER’S PARTICULAR TAX STATUS, AND DEPEND FURTHER UPON FEDERAL INCOME TAX LAWS, REGULATIONS, RULINGS AND DECISIONS WHICH ARE SUBJECT TO CHANGE (WHICH CHANGES MAY BE RETROACTIVE IN EFFECT), EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR FOR A COMPLETE DESCRIPTION OF THE TAX CONSEQUENCES TO THE SHAREHOLDER BASED UPON EACH SHAREHOLDER’S PARTICULAR CIRCUMSTANCES.

Anticipated Accounting Treatment

            The merger is expected to be accounted for using the purchase method of accounting in accordance with generally accepted accounting principles.  Host will be deemed the acquiror for accounting and financial reporting purposes.  Accordingly, future historical financial statements of the combined entity, assuming consummation of the transactions contemplated hereby, will be those of Host prior to the merger and include R.S. Services only from the date of the merger.  A final determination of required purchase accounting adjustments and the fair value of R.S. Services’ assets and liabilities has not yet been made.  Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma combined financial statements appearing elsewhere in this proxy statement are preliminary and have been made solely for purposes of developing such pro forma financial information to comply with disclosure requirements of the Securities and Exchange Commission.  See “Summary Unaudited Pro Forma Combined Financial Data.”

Restrictions on Sale of Shares By Affiliates of Host and R.S. Services

            The shares of Host common stock to be issued in connection with the merger will not be registered under the Securities Act and will not be freely transferable under the Securities Act.  Persons who may be deemed to be affiliates include individuals or entities that control, are controlled by, or are under common control of either Host or R.S. Services and may include some of the officers, directors, or principal shareholders of Host or R.S. Services.  Affiliates may not sell their shares of Host common stock acquired in connection with the merger except pursuant to:

•	an effective registration statement under the Securities Act covering the resale of those shares;

•	in compliance with the resale provisions of Rule 144 or 145 under the Securities Act; or

•	another applicable exemption under the Securities Act.

Operations Following the Merger

            Following the merger, R.S. Services will operate as a wholly owned subsidiary of Host.  Both Host and R.S. Services will continue to pursue their respective businesses in a manner consistent with their operations prior to the merger.  Upon consummation of the merger, the boards of directors and management of Host will remain unchanged except that Ronald Sparks will become employed by Host as the President of its R.S. Services subsidiary.  The sole shareholder of R.S. Services, Ronald Sparks, will become a shareholder of Host, and his rights as a shareholder will be governed by Host’s certificate of incorporation and bylaws and the laws of the State of Colorado.

No Dissenters’ Rights

            In certain corporate transactions, shareholders who disagree with the proposed corporate action are granted the statutory right to dissent from the action and to have the fair value of their shares of the company’s stock determined and paid such value in lieu of maintaining their share ownership.  Under Colorado law, the merger referenced herein does not afford any Host shareholder the right to dissent and obtain payment of the fair value of his or her Host shares.

THE MERGER AGREEMENT

            The following is a brief summary of the material provisions of the merger agreement, a copy of which is attached as Annex A to this proxy statement and incorporated herein by reference.  We urge you to read the merger agreement in its entirety for a more complete description of the merger.

The Merger

            On September 29, 2004, Host, R.S. Services, Ronald Sparks (as sole shareholder of R.S. Services) and GlobalNet Acquisition signed the merger agreement.   On the effective date, R.S. Services will be merged with and into GlobalNet Acquisition.  Following the merger, the separate corporate existence of R.S. Services shall cease and GlobalNet Acquisition shall continue as the surviving company and a wholly-owned subsidiary of Host.  R.S. Services will become part of Host’s energy management division.

Effective Time

            At the closing of the merger, the parties will cause the merger to become effective by filing certificates of merger with the Secretary of State of the States of Connecticut and Oklahoma.  Host and R.S. Services are working toward completing the merger as soon as possible and hope to have it completed during the third quarter of Host’s 2005 fiscal year, however we cannot predict the exact timing.

Merger Consideration

            Under the terms of the merger agreement, upon closing, Host shall initially issue 431,777 shares of its restricted common stock and pay $200,000 in cash to Ronald Sparks.  Eighty thousand ($80,000) worth of Host’s restricted common stock to be initially issued to Mr. Sparks upon the closing of the merger shall be held in escrow to satisfy certain post-closing adjustments to the purchase price, as described in the merger agreement.

            In addition to the Host common stock and cash to be issued upon the closing of the merger, Mr. Sparks can earn additional cash and Host restricted common stock based on the performance of Host’s energy management division.  Host will also assume approximately $600,000 of R.S. Services’ existing debt, which Host intends to collateralize with shares of Host common stock.

            Mr. Sparks will receive an additional $200,000 in cash and $872,500 worth of Host’s restricted common stock if the energy management division generates a total of $20 million in sales for the 24-month period after the closing date of the merger.  If $30 million in divisional sales are reached for the 30-month period after the closing date of the merger, another $200,000 in cash and $336,250 worth of Host restricted common stock will be issued to Mr. Sparks.  If $40 million in divisional sales are reached in the 36-month period after the closing date of the merger, $536,250 worth of Host restricted common stock will be issued to Mr. Sparks.  If the $40 million division sales goal is not reached for the 36-month period after the closing date of the merger, but division sales exceed $30 million, Host will issue to Mr. Sparks additional restricted common stock based on a ratio of sales achieved, as described in the merger agreement.  These “earn-out” periods expire three years from the closing date of the merger.

Representations and Warranties

            The merger agreement contains customary representations and warranties relating to, among other things:

•	the corporate organization and similar corporate matters of each of R.S. Services, Host and GlobalNet Acquisition;

•	the capital structure of each of R.S. Services, Host and GlobalNet Acquisition;

•

the authorization, execution, delivery, performance and enforceability of, and required consents, approvals, orders and authorizations of governmental authorities relating to, the merger agreement and related matters of each of R.S. Services, Host and GlobalNet Acquisition;

•	the subsidiaries of R.S. Services and Host;

•	the documents filed by Host with the SEC and the accuracy of information contained in those documents;

•	the accuracy of information supplied by each of R.S. Services and Host in connection with this proxy statement;

•	the absence of material adverse changes or events concerning each of R.S. Services and Host;

•	the absence of undisclosed liabilities of each of R.S. Services and Host;

•	the absence of defaults or violations of the terms, conditions and provisions of the charter documents and other agreements of each of R.S. Services and Host;

•	the compliance by each of R.S. Services and Host with applicable laws;

•	outstanding and pending material litigation of each of R.S. Services and Host;

•	the filing of tax returns and payment of taxes by R.S. Services and Host;

•	matters relating to employee benefit matters;

•	matters relating to patents, trademarks and copyrights;

•	matters relating to labor relations and other related matters for R.S. Services and Host;

•	title to and condition of properties of R.S. Services and Host;

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•	the compliance by R.S. Services and Host with environmental laws;

•	the insurance policies held by R.S. Services and Host;

•	the absence of fees or commissions payable by R.S. Services and Host to brokers; and

•	contracts and arrangements to which each of R.S. Services and Host is a party.

            The representations and warranties in the merger agreement are complicated and not easily summarized. We urge shareholders to read carefully the sections in the merger agreement detailing the representations and warranties.

Conditions to Completion of the Merger

            Host’s, GlobalNet Acquisition’s and R.S. Services’ respective obligations to complete the merger are subject to approval of the merger agreement and the merger by Host’s shareholders as well as the prior satisfaction or waiver (if permitted by applicable law) of each of the conditions described below before completion of the merger.

Conditions to Obligations of Host

            The obligation of Host to complete the merger is also subject to the following additional conditions:

•	all obligations of Ronald Sparks and R.S. Services shall have been performed to the satisfaction of GlobalNet Acquisition;

•	no event or circumstance constituting a material adverse change with respect to R.S. Services shall have occurred;

•	the representations and warranties of R.S. Services in the merger agreement shall be true and correct in all material respects when made and on and as of the closing date;

•	Host shall have received approval of its shareholders to issue the common stock in connection with the merger;

•	Host shall have obtained the consent of Laurus Master Funds Ltd. to the merger and related transactions;

•	all actions, proceedings, instruments and documents required to carry out the merger agreement shall be satisfactory to GlobalNet Acquisition;

•	GlobalNet Acquisition shall have reviewed all contracts and written agreements with R.S. Services’ vendors and customers and been satisfied with the same;

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•

all suppliers and customers of R.S. Services shall have agreed to transact business with GlobalNet Acquisition after the closing date on substantially the same basis and terms as that transacted with R.S. Services prior to the closing date;

•	all necessary consents of and filings with any governmental agency shall have been obtained;

•

no action before a court or other governmental agency shall have been instituted or threatened to restrain or prohibit the merger and no governmental agency shall have taken any other action against R.S. Services to prevent the merger; and

•

GlobalNet Acquisition shall have received information from the shareholder of R.S. Services to allow it to determine that the issuance of Host common stock in the merger will be exempt from registration under the Securities Act.

Conditions to Obligations of R.S. Services

            The obligation of R.S. Services to complete the merger is also subject to the following additional conditions:

•	all obligations of GlobalNet Acquisition shall have been performed to the satisfaction of R.S. Services;

•	the representations and warranties of GlobalNet Acquisition in the merger agreement shall be true and correct in all material respects when made and on and as of the closing date;

•	all actions, proceedings, instruments and documents required to carry out the merger agreement shall be satisfactory to R.S. Services;

•	all necessary consents of and filings with any governmental agency shall have been obtained;

•

no action before a court or other governmental agency shall have been instituted or threatened to restrain or prohibit the merger and no governmental agency shall have taken any other action against Host or GlobalNet Acquisition to prevent the merger;

•	shares of Host common stock to be issued in the merger shall have been approved for listing on the Nasdaq Small Cap Market; and

•

Ronald Sparks shall have been repaid the $40,000 debt owed to him by R.S. Services and all shareholders, employees, officers and directors of R.S. Services shall have been unconditionally released of any personal guarantees related to R.S. Services debts.

Additional Agreements

Lease

            In connection with the merger, Ronald Sparks will lease to GlobalNet Acquisition the real estate owned by Mr. Sparks and used in connection with the business of R.S. Services.  The real estate consists of a 12,000 square foot facility.  The lease will be for an initial 5-year term at $60,000 per year, with 3 subsequent renewal options for 2 years each.

Employment Agreements

            Pursuant to the terms of the merger agreement, Ronald Sparks, the current President of R.S. Services, will execute an employment agreement for a period of 3 years with Host.  The agreement will provide that Mr. Sparks will serve as the President of R.S. Services, as a subsidiary of Host, following the merger.  Mr. Sparks will be paid an initial annual salary of $125,000.  Mr. Sparks will also receive benefits according to the benefit programs available to Host’s senior management.  Pursuant to the terms of the employment agreement, he will be eligible to receive bonuses to be paid in shares of Host’s common stock and cash.  The employment agreement requires Mr. Sparks to maintain the confidentiality of company secrets and contains a 3-year non-competition provision.  A copy of the employment agreement is attached as Annex B.

Personal Guaranties

            Host and GlobalNet Acquisition have agreed to indemnify Ronald Sparks and all prior R.S. Services shareholders, officers, directors and employees from and against any damages any such individuals may incur as a result of any personal guarantees executed by such individuals of any debts, obligations or liabilities of R.S. Services.

Limitation on Liabilities Related to Merger Agreement

            In connection with the merger agreement, no party will be liable to any other party until the amount of damages exceeds $25,000, and then only to the extent that such damages exceed $25,000.  In no event will any party be liable to any other party for any amount in excess of $1,000,000.  The parties agree that in the event any party is obligated to make payments to another party, such payments may be made in shares of Host common stock valued at the market price as of the closing date of the merger.

Expenses

            All expenses incurred by R.S. Services or Ronald Sparks in connection with the merger and related transactions will be paid by Ronald Sparks and will not be paid from any assets of R.S. Services, except that R.S. Services may pay up to $35,000 of such expenses.

DIRECTORS AND MANAGEMENT FOLLOWING THE MERGER

Directors of Host

            After the merger, the board of directors of Host will be unchanged and will continue to consist of 11 members.

            Host has classified its board of directors into three classes.  Directors in each class are elected to serve for three-year terms and until either reelected or their successors are elected and qualified.  Each year, the directors of one class stand for reelection as their terms of office expire.  Messrs. D’Antona, Healy, Horton and Rossomando are designated as Class I Directors and their terms of office expire at the 2005 annual shareholders meeting.  Messrs. Eagan and Troiano and Ms. Didlot and Ms. Ramsey are designated as Class II Directors and their terms of office expire at the 2006 annual shareholders meeting.  Messrs. Murphy, Ramsey and Sarmanian are designated as Class III Directors and their terms of office expire at the 2007 annual shareholders meeting.

Committees of the Board of Directors of Host

            The board of directors of Host has an audit committee and a compensation committee.  In addition, the board of directors may designate other committees.

Compensation of Directors of Host

            Each non-employee director of Host receives $500 for each board meeting attended in person, $250 for participation by telephone conference and $250 for participation, in person or by telephone conference, in each committee meeting.  Directors are reimbursed for out-of-pocket expenses in attending meetings of the board or committees.

Management of Host

            Upon completion of the merger, Mr. Geoffrey Ramsey will continue to serve as Chairman of the Board, President and Chief Executive Officer of Host, and Mr. David Murphy will continue to serve as Executive Vice President and Chief Financial Officer of Host.  In addition, the other executive officers of Host and its subsidiaries will remain unchanged.  Pursuant to the employment agreement attached as Annex B to this proxy statement, Mr. Ronald Sparks will serve as the President of Host’s R.S. Services subsidiary.  Biographical information concerning Mr. Sparks is set forth below:

            Ronald R. Sparks is the co-founder of R.S. Services, Inc., and since October 2000 has served as its President.  Mr. Sparks has more than 27 years experience in the electrical contracting industry.  Currently he is responsible for the day-to-day management of all marketing, financial, and sales activities for R.S. Services.  He currently holds Electrical Contractor Licenses in more than 20 states.  Prior to October 2000, Mr. Sparks served as Vice President and General Manager for Ellsworth Electric.  He has provided services and contracts all over the Untied States and Mexico.

Directors of R.S. Services

            After the effective time of the merger, the directors of R.S. Services will be Geoffrey Ramsey, David Murphy and Ronald Sparks.

PROPOSAL 2 FOOD BROKERS SHARE ISSUANCE

Reasons for the Proposal

            In addition to seeking shareholder approval for the merger with R.S. Services, Host is also seeking shareholder approval for the issuance of $250,000 in shares of Host common stock pursuant to an asset purchase agreement entered into on October 29, 2004 between Host and Food Brokers, Inc., an unaffiliated Bridgeport, Connecticut based food service company.  Pursuant to the agreement with Food Brokers, Host acquired certain assets related to its food service operations, including machinery, equipment, customer contracts and customer lists in consideration for (i) a cash payment of $295,000, (ii) the issuance of a $655,000 promissory note bearing interest at 7.5% per year and maturing on December 1, 2008, and (iii) subject to shareholder approval in this proxy statement, the issuance of $250,000 in shares of Host common stock.  If shareholders approve the issuance of the common stock pursuant to this proposal, the shares will be valued based on the average market closing price as quoted on the NASDAQ Small Cap Market for 10 consecutive business days prior to the date of the special meeting at which we are seeking shareholder approval.  However, because the potential issuance of shares is subject to certain restrictions contained in a share purchase agreement with Laurus Master Funds, Ltd. dated June 23, 2004, if the share price as determined above is less than $4.00 per share, Food Brokers will receive the number of shares based on a share price of $4.00 per share plus cash in an amount equal to the difference between the actual share price as calculated above and the $4.00 per share price.  Any shares of common stock issued pursuant to this proposal will be restricted from transfer and sale in accordance with the terms of Rule 144 of the Securities Act of 1933, as amended.  In the event that shareholder approval is not obtained, Host is obligated to pay the remaining $250,000 in cash to Food Brokers.  A copy of the asset purchase agreement with Food Brokers was attached as an exhibit to Host’s Form 8-K filed on November 3, 2004 and incorporated by reference into this proxy statement.

            As described above, Host has already acquired the assets from Food Brokers and paid part of the consideration.  This proposal is seeking shareholder approval so Host can deliver the remaining consideration, which is the issuance of $250,000 in shares of common stock.  If such approval is not obtained, Host will retain the assets and pay the remaining $250,000 due to Food Brokers in cash.  Under the Colorado Business Corporation Act and Host’s articles of incorporation and bylaws, no action or authorization by our shareholders is necessary for the issuance of the common stock to Food Brokers.  However, because the common stock is quoted on The Nasdaq Stock Market, we are subject to the rules of the NASDAQ.  NASDAQ Marketplace Rule 4350(i) generally requires shareholder approval for the issuance by a company of shares of its common stock equal to 20% or more of the number of shares of common stock outstanding before the issuance of common stock.  While the issuance of $250,000 in shares of common stock will not represent 20% or more of our total outstanding common stock, NASDAQ interpretative letters suggests that NASDAQ may aggregate separate transactions for purposes of the shareholder approval rules.  Host is seeking shareholder approval to avoid any question about whether the proposed issuance of common stock to Food Brokers should be aggregated with any other past, present or future transactions entered into by Host, including the merger transaction described in proposal 1 of this proxy statement.

Recommendation of the Board of Directors

            The board of directors has unanimously approved the issuance of $250,000 in shares of common stock to Food Brokers and unanimously recommends to shareholders that they approve the proposal.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Securities Ownership of Certain Beneficial Owners

            The following table sets forth certain information regarding persons known to us to beneficially own five percent or more of our common stock as of December 17, 2004. This information is based upon filings made by such persons with the Securities and Exchange Commission and upon information provided to us. Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options or warrants held by that person that are currently exercisable or that are or may become exercisable within 60 days of December 17, 2004 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and under applicable community property laws, each shareholder named in the table has sole voting and dispositive power with respect to the shares set forth opposite the shareholder's name.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding

Laurus Master Funds, Ltd. 825 Third Avenue, 14th Floor New York, NY 10022	1,985,454	(1)	32.48%
Roger Lockhart 20 Blue Water Circle Holiday Island, AR 72631	918,017	(2)	19.83%

________________

(1)	Includes 1,975,454 shares issuable upon conversion of two convertible promissory notes and a common stock purchase warrant.
(2)

Mr. Lockhart is the beneficial owner of 416,830 shares of common stock, 266,667 shares of Series B preferred stock convertible into 266,667 shares of common stock, and warrants to purchase 234,520 shares of common stock.  Mr. Lockhart beneficially owns 100% of the issued and outstanding shares of Series B preferred stock.

Security Ownership of Management

            The following table sets forth certain information as of December 17, 2004, regarding the common stock beneficially owned by each director, each executive officer and all directors and executive officers as a group. Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options or warrants held by that person that are currently exercisable or that are or may become exercisable within 60 days of December 17, 2004 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and under applicable community property laws, each shareholder named in the table has sole voting and dispositive power with respect to the shares set forth opposite the shareholder’s name.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding

Geoffrey W. Ramsey c/o Host America Corporation Two Broadway Hamden, CT 06518	483,930	(1)	11.09%
David J. Murphy c/o Host America Corporation Two Broadway Hamden, CT 06518	479,180	(2)	10.98%
Anne L. Ramsey c/o Host America Corporation Two Broadway Hamden, CT 06518	58,327	(3)	1.39%
Gilbert Rossomando c/o Host America Corporation Two Broadway Hamden, CT 06518	132,728	(4)	3.17%
Mark Cerreta c/o Host America Corporation Two Broadway Hamden, CT 06518	133,728	(5)	3.20%
Tammi Didlot c/o Host America Corporation Two Broadway Hamden, CT 06518	40,675	(6)	*
John D’Antona c/o Host America Corporation Two Broadway Hamden, CT 06518	51,924	(7)	1.24%
Thomas P. Eagan c/o Host America Corporation Two Broadway Hamden, CT 06518	135,000	(8)	3.24%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding
Patrick J. Healy c/o Host America Corporation Two Broadway Hamden, CT 06518	88,160	(9)	2.09%
C. Michael Horton c/o Host America Corporation Two Broadway Hamden, CT 06518	100,970	(10)	2.41%
Peter Sarmanian c/o Host America Corporation Two Broadway Hamden, CT 06518	73,250	(11)	1.77%
Nicholas M. Troiano c/o Host America Corporation Two Broadway Hamden, CT 06518	14,300	(12)	*
All Directors and Executive Officers as a Group (12 persons)	1,792,172		41.91%

*	Less than 1%.
(1)	Mr. Ramsey is the beneficial owner of 246,850 shares of common stock, options to purchase 230,000 shares of common stock and warrants to purchase 7,080 shares of common stock.
(2)	Mr. Murphy is the beneficial owner of 242,100 shares of common stock, options to purchase 230,000 shares of common stock and warrants to purchase 7,080 shares of common stock.
(3)	Ms. Ramsey is the beneficial owner of 577 shares of common stock and options to purchase 57,750 shares of common stock.
(4)	Mr. Rossomando is the beneficial owner of 79,228 shares of common stock and options to purchase 53,500 shares of common stock.
(5)	Mr. Cerreta is the beneficial owner of 80,228 shares of common stock and options to purchase 53,500 shares of common stock.
(6)	Ms. Didlot is the beneficial owner of 4,675 shares of Host common stock and options to purchase 36,000 shares of common stock.
(7)	Mr. D’Antona is the beneficial owner of 74 shares of common stock, options to purchase 51,750 shares of common stock and warrants to purchase 100 shares of common stock.
(8)	Mr. Eagan is the beneficial owner of 95,000 shares of common stock and options to purchase 40,000 shares of common stock.
(9)	Mr. Healy is the beneficial owner of 1,000 shares of common stock, options to purchase 58,000 shares of common stock and warrants to purchase 29,160 shares of common stock.
(10)	Mr. Horton is the beneficial owner of 38,368 shares of common stock, options to purchase 12,750 shares of common stock and warrants to purchase 49,852 shares of common stock.
(11)	Mr. Sarmanian is the beneficial owner of 60,500 shares of common stock and options to purchase 12,750 shares of common stock.
(12)	Mr. Troiano is the beneficial owner of 1,250 shares of common stock, options to purchase 12,750 shares of common stock and warrants to purchase 300 shares of common stock.

Changes in Control

            There is no agreement or understanding known to us, including any pledge by any person of our securities, the operation of which would at a subsequent date result in a change in control.

MARKET PRICE INFORMATION

Host Market Price Data

            Our common stock is quoted on the NASDAQ Small Cap Market System under the symbol “CAFE”.  The following table sets forth the range of high and low closing sales prices for the last two fiscal years and for each period indicated.

	2005		2004		2003
	High	Low	High	Low	High	Low
First Quarter	$5.45	$4.01	$6.47	$1.60	$3.00	$2.07
Second Quarter	--	--	$8.80	$5.53	$2.31	$1.30
Third Quarter	--	--	$8.72	$5.53	$3.07	$1.81
Fourth Quarter	--	--	$6.86	$4.64	$2.45	$1.70

            Our warrants to purchase common stock are quoted on the NASDAQ Small Cap Market System under the symbol “CAFEW”.  The following table sets forth the range of high and low closing sales prices for the last two fiscal years and for each period indicated.

	2005		2004		2003
	High	Low	High	Low	High	Low
First Quarter	$0.95	$0.52	$2.00	$0.30	$0.55	$0.20
Second Quarter	--	--	$3.40	$1.62	$0.35	$0.17
Third Quarter	--	--	$3.38	$1.55	$0.38	$0.25
Fourth Quarter	--	--	$2.11	$0.85	$0.48	$0.20

            We had approximately 1,375 shareholders of record as of January 5, 2005.  We have not declared or paid any cash dividends on our common stock and presently intend to retain future earnings, if any, to fund the development and growth of our business and, therefore, do not anticipate paying any cash dividends in the foreseeable future.

            On September 28, 2004, the last full trading day before the public announcement of the merger, the high and low prices for Host common stock were $4.89 and $4.07 per share, respectively, and the closing sale price on that day was $4.60 per share.  On December 16, 2004, the closing sale price for Host common stock was $4.23 per share.  You are urged to obtain current market quotations for Host common stock before making any decision with respect to the merger.

R.S. Services Market Price Data

            There is no trading market in the common stock of R.S. Services.  As of January 5, 2005, R.S. Services had 1 shareholder and had 100 shares of common stock issued and outstanding.  As of the date of this proxy statement, R.S. Services does not have any options, warrants, or other convertible securities outstanding.

            The shareholder of R.S. Services is not eligible to utilize Rule 144 for sales of common stock.  In general, under Rule 144, a person who has beneficially owned restricted shares for at least one year would be entitled to sell, within any three-month period, a number of shares that does not exceed one percent of the number of shares of common stock then outstanding.  Sales under Rule 144 are also subject to manner of sale provisions and notice requirements and to the availability of current public information.  Although, R.S. Services’ shareholder has held his shares of common stock for greater than one year, R.S. Services does not presently meet the current public information requirements, and as such, no shares of R.S. Services are eligible to be sold pursuant to Rule 144.  In addition, R.S. Services has not agreed to register any sales of R.S. Services common stock under the Securities Act, whether offered pursuant to an employee benefit plan, or otherwise.

            For the past two years, R.S. Services has not paid any cash dividends on its common stock.  Any future dividends will be subject to the discretion of the board of directors and will depend on, among other things, future earnings, R.S. Services’ operating and financial condition, R.S. Services’ capital requirements, and general business conditions.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

            The following unaudited pro forma combined financial data based on the audited and unaudited historical financial statements of R.S. Services, Food Brokers, Inc. and Host have been prepared on a pro forma basis to give effect to the acquisitions under the purchase method of accounting, as if the transactions had occurred at the beginning of the period for each operating period presented.   The pro forma information was prepared based upon certain assumptions described in the notes to the pro forma combined financial data and may not be indicative of results that actually would have occurred had the acquisitions occurred at the beginning of the last full fiscal year presented or of results which may occur in the future.  The unaudited pro forma combined financial data and accompanying notes should be read in conjunction with the historical audited annual and unaudited interim financial statements and notes thereto of Host previously filed with the Securities and Exchange Commission and the historical unaudited annual financial statements and notes thereto of R.S. Services and Food Brokers, Inc. appearing elsewhere herein.

HOST AMERICA CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
SEPTEMBER 30, 2004
(UNAUDITED)

ASSETS

	Historical Financial Statements

	Host
	America		Food	Pro Forma
	Corporation	R.S. Services	Brokers	Adjustments	Pro Forma

CURRENT ASSETS
Cash	$2,338,970	$(32,269)	$80,778	$(825,778)	$1,561,701
Accounts receivable, net	3,078,846	661,768	324,675	(324,675)	3,740,614
Inventories	967,427	269,230	65,000	(65,000)	1,236,657
Notes receivable - related party	165,000	-	-		165,000
Prepaid expenses and other	549,575	32,403	67,676	(207,676)	441,978

Total current assets	7,099,818	931,132	538,129	(1,423,129)	7,145,950

EQUIPMENT AND IMPROVEMENTS, net	1,102,230	290,960	70,598	59,402	1,523,190

OTHER ASSETS
Other	208,931	-	-	250,000	458,931
Non-current accounts receivable, net	-	237,958	-	-	237,958
Cash - restricted	4,000,000	-	-	-	4,000,000
Deferred financing costs, net	1,757,102	-	-	-	1,757,102
Intangible assets, net	1,010,758	-	-	992,500	2,003,258
Goodwill	5,280,800	-	-	1,365,663	6,646,463

	12,257,591	237,958	-	2,608,163	15,103,712

TOTALS	$20,459,639	$1,460,050	$608,727	$1,244,436	$23,772,852

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	980,773	64,995	124,503	39,247	1,209,518
Accounts payable	2,382,828	314,323	334,123	(334,123)	2,697,151
Accrued expenses and other	785,941	57,565	242,394	(242,394)	843,506

Total current liabilities	4,149,542	436,883	701,020	(537,270)	4,750,175

LONG-TERM LIABILITIES
Accounts payable	-	226,176	-	-	226,176
Long-term debt, less current portion	5,543,948	622,654	1,330	489,920	6,657,852
Subordinated debt	2,963,098	-	-	-	2,963,098

	8,507,046	848,830	1,330	489,920	9,847,126

Total liabilities	12,656,588	1,285,713	702,350	(47,350)	14,597,301

STOCKHOLDERS’EQUITY
Preferred stock, Series B	267	-	-	-	267
Common stock	4,128	500	50,000	(50,018)	4,610
Additional paid-in capital	20,199,808	-	-	1,372,018	21,571,826
(Accumulated deficit) retained earnings	(12,401,152)	173,837	(143,623)	(30,214)	(12,401,152)

Total stockholders’ equity	7,803,051	174,337	(93,623)	1,291,786	9,175,551

TOTALS	$20,459,639	$1,460,050	$608,727	$1,244,436	$23,772,852

The accompanying notes are an integral part of these pro forma combined financial statements.

HOST AMERICA CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED)

	Historical Financial Statements

	Host
	America		Food	Pro Forma
	Corporation	R.S. Services	Brokers	Adjustments	Pro Forma

NET REVENUES	$7,068,632	$890,096	$555,043	$-	$8,513,771

OPERATING COSTS AND EXPENSES
Cost of revenues	5,991,069	921,960	339,717	-	7,252,746
Selling, general and administrative expenses	1,591,287	181,310	235,501	-	2,008,098
Depreciation and amortization	117,565	7,531	15,762	47,854	188,712
Research and development costs	9,156	-		-	9,156

	7,709,077	1,110,801	590,980	47,854	9,458,712

Loss from operations	(640,445)	(220,705)	(35,937)	(47,854)	(944,941)

OTHER INCOME (EXPENSE)
Other income (expense)	(13,154)	64	14,550	-	1,460
Amortization of deferred financing costs	(151,967)	-	-	-	(151,967)
Amortization of debt discount	(200,875)	-	-	-	(200,875)
Interest expense	(164,650)	(6,058)	(912)	-	(171,620)

	(530,646)	(5,994)	13,638	-	(523,002)

Loss before provision for income taxes	(1,171,091)	(226,699)	(22,299)	(47,854)	(1,467,943)

PROVISION FOR INCOME TAXES	15,000	-	63	-	15,063

Net loss	(1,186,091)	(226,699)	(22,361)	(47,854)	(1,483,005)
Preferred stock dividends, including charges for beneficial conversion	(8,001)	-	-	-	(8,001)

Loss applicable to common stockholders	$(1,194,092)	$(226,699)	$(22,361)	$(47,854)	$(1,491,006)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.29)				$(0.32)

WEIGHTED AVERAGE SHARES OUTSTANDING	4,118,983				4,600,760

The accompanying notes are an integral part of these pro forma combined financial statements.

HOST AMERICA CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004
(UNAUDITED)

	Historical Financial Statements

	Host
	America		Food	Pro Forma
	Corporation	RS Services	Brokers	Adjustments	Pro Forma

NET REVENUES	$26,827,497	$3,341,931	$2,220,173	$-	$32,389,601

OPERATING COSTS AND EXPENSES
Cost of revenues	22,509,072	3,335,941	1,358,867	-	27,203,880
Selling, general and administrative expenses	4,765,723	647,874	942,004	-	6,355,601
Acquired in process research & development costs	3,431,381	-	-	-	3,341,381
Depreciation and amortization	393,505	27,732	63,049	191,417	675,703
Research and development costs	101,880	-	-	-	101,880

	31,201,561	4,011,547	2,363,920	191,417	37,768,445

Loss from operations	(4,374,064)	(669,616)	(143,747)	(191,417)	(5,378,844)

OTHER INCOME (EXPENSE)
Other income	10,235	315	58,200	-	68,750
Amortization of deferred financing costs	(39,994)	-	-	-	(39,994)
Amortization of debt discount	(107,991)	-	-	-	(107,991)
Interest expense	(371,503)	(27,895)	(3,647)	-	(403,045)

	(509,253)	(27,895)	54,553	-	(482,280)

Loss before provision for income taxes	(4,883,317)	(697,196)	(89,194)	(191,417)	(5,861,124)

PROVISION FOR INCOME TAXES	36,000	-	250	-	36,250

Net loss	(4,919,317)	(697,196)	(89,444)	(191,417)	(5,897,374)
Preferred stock dividends, including charges for beneficial conversion	(562,134)	-	-	-	(562,134)

Loss applicable to common stockholders	$(5,481,451)	$(697,196)	$(89,444)	$(191,417)	$(6,459,508)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(1.58)				$(1.63)

WEIGHTED AVERAGE SHARES OUTSTANDING	3,471,749				3,953,526

The accompanying notes are an integral part of these pro forma combined financial statements.

HOST AMERICA CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On September 29, 2004, Host entered into a merger agreement to acquire all of the issued and outstanding shares of R.S. Services, Inc. (“R.S.”), in exchange for 431,777 shares of Host’s common stock having an approximate fair value of $1,230,000.  In addition, Host will also assume approximately $600,000 of R.S. Services’ existing debt.  The agreement also has an earn-out provision which provides for the potential issuance of up to $1,745,000 of Host’s common stock and $400,000 in cash, provided that Host’s subsidiary, GlobalNet, obtains minimum sales levels of $20,000,000 up to $40,000,000 over the period of time as defined in the agreement.

On October 29, 2004, Host entered into an Asset Purchase Agreement with Food Brokers, Inc. (“Food Brokers”), an unaffiliated Bridgeport, Connecticut based food service company to acquire certain assets related to its food service operations, including machinery, equipment, customer contracts and customer lists in exchange for $295,000 in cash, the issuance of a $655,000 promissory note bearing interest at a stated rate of 7.5% per year and maturing on December 1, 2008 and, subject to shareholder approval, the issuance of $250,000 in shares of Host common stock..

Both of these acquisitions will be accounted for using the purchase method of accounting and, accordingly, the purchase price will be allocated to the assets purchased based upon their fair values at the date of acquisition.

The Pro Forma Combined Financial Statements of the consolidated entity (Company) are unaudited and presented for informational purposes only and may not reflect the Company’s future results of operations and financial position or what the results of operations and financial position would have been had such transactions occurred as of the dates indicated.  The unaudited Pro Forma Combined Financial Statements and Notes should be read in conjunction with the Financial Statements and Notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in Host’s Annual Report on Form 10-KSB for the year ended June 30, 2004 and the unaudited financial statements of R.S. and Food Brokers as of and for the year ended September 30, 2004 included in this proxy statement.

Basis of Presentation of Unaudited Pro Forma Combined Financial Statements

The unaudited pro forma combined financial statements include a pro forma combined balance sheet as of September 30, 2004 and pro forma combined statements of operations for the three months ended September 30, 2004 and the year ended June 30, 2004 based on the latest historical unaudited and audited financial statements of Host as of and for the periods ended September 30, 2004 and June 30, 2004, respectively, and unaudited historical financial information provided by R.S. and Food Brokers as of and for the periods ended September 30, 2004 and June 30, 2004.  Overall, adjustments were made in the pro forma financial statements to record the acquisitions, and to reflect known changes being made in the operations of the business.

In the pro forma combined balance sheet, the cost of the R.S. acquisition was allocated to the assets purchased and the liabilities assumed based upon their fair values at the date of acquisition (assumed July 1, 2004), and to record the issuance of 431,777 shares of Host’s restricted common stock.  The R.S. purchase price of $1,540,000 represents the issuance of 431,777 shares of Host’s common stock at $5.00 per share (the market value of Host’s common stock on the July 1, 2004 assumed acquisition date) discounted to $2.85 per share (due to the restrictive nature of the underlying shares and, accordingly, its illiquidity) and includes cash consideration of $200,000 and estimated acquisition costs of $110,000.  The excess of the purchase price over the fair value of the assets acquired and the liabilities assumed was $1,365,663 and has been recognized as goodwill.

In addition, the unaudited pro forma combined balance sheet also includes the allocation of the cost of the Food Brokers acquisition to the assets purchased based upon their fair values at the date of acquisition (assumed July 1, 2004), and to record the issuance of 50,000 shares of Host’s “restricted” common stock.  The Food Brokers purchase price of $1,122,500 represents the issuance of 50,000 shares of Host’s common stock at $5.00 per share (the market value of Host’s common stock on the July 1, 2004 assumed acquisition date) discounted to $2.85 per share (due to the restrictive nature of the underlying shares and, accordingly, its illiquidity) and includes cash consideration of $295,000, consideration of $655,000 paid through the issuance of a promissory note and estimated acquisition costs of $30,000.  Host also deposited $250,000 with a Food Brokers escrow agent to be held until the repayment of the promissory note.  As a result of the allocations of the cost to the assets of Food Brokers based on fair values, Host recorded an increase in machinery and equipment of $130,000 and a customer list of $992,500.  The carrying value of the customer list will be amortized on the straight-line method over its estimated useful life of six years.  Accordingly, additional depreciation for machinery and equipment of $6,500 and $26,000 and amortization for the customer list of $41,354 and $165,417 have been included in the accompanying unaudited pro forma combined statements of operations for the three months ended September 30, 2004 and the year ended June 30, 2004, respectively.

Such pro forma amounts are not necessarily indicative of what the actual consolidated results of operations might have been had the acquisitions been effective at the beginning of Host’s, R.S.’s and Food Brokers’ fiscal years.

The weighted average shares outstanding for Host have been adjusted for the purposes of the pro forma financial statements to reflect the total shares issued in connection with the acquisition.

Historical basic net loss and pro forma combined net loss per common share were computed based upon 4,118,983and 4,600,760 weighted average shares outstanding, respectively, for the three months ended September 30, 2004.  The 4,600,760 pro forma combined weighted average shares outstanding are based upon the assumption that the 431,777 and 50,000 shares issued for the R.S. and Food Brokers acquisitions, respectively, had occurred on July 1, 2004.  Diluted earnings per share was equal to the historical and pro forma basic per share amounts for the three months ended September 30, 2004, as the potentially dilutive warrants, convertible preferred stock and stock purchase options were anti-dilutive.

Historical basic net loss and pro forma combined net loss per common share were computed based upon 3,471,749 and 3,953,526 weighted average shares outstanding, respectively, for the year ended June 30, 2004. The 3,953,526 pro forma combined weighted average shares outstanding include the 431,777 and 50,000 shares issued for the R.S. and Food Brokers acquisitions, respectively, based upon the assumption that the transaction had occurred on July 1, 2003, and, the 3,471,749 historical weighted average shares outstanding for the year ended June 30, 2004. Diluted earnings per share was equal to the historical and pro forma basic per share amounts for the year ended June 30, 2004, as the potentially dilutive warrants, convertible preferred stock and stock purchase options were anti-dilutive.

INFORMATION ABOUT HOST

Overview

            Host consists of four principal operating divisions:  Host Business Dining, Lindley Food Service, SelectForce and GlobalNet Energy Investors.  Lindley, SelectForce and GlobalNet conduct their operations through entities which are wholly-owned subsidiaries of Host.  Host Business Diningis a contract food management organization that specializes in providing full service corporate dining, and such ancillary services as special event catering and office coffee products to business and industry accounts located in Connecticut, New Hampshire, New Jersey, New York, Rhode Island and Texas.  Our Lindley Food Service subsidiary provides fresh, unitized meals for governmental programs, such as senior nutrition programs, Head Start programs, school breakfast and summer school programs, primarily under fixed-price contracts in Connecticut, Florida, Indiana, Massachusetts and Rhode Island.  Our SelectForce subsidiary is a regional employment and drug screening company offering criminal histories, motor vehicle reports, workers’ compensation records, verification of education and social security numbers, credit reports and previous employment verification.  SelectForce is able to provide its services to clients throughout the United States and currently has clients in Arkansas, Colorado, Connecticut, Kansas, Missouri, New Mexico, Oklahoma and Texas.  Our GlobalNet subsidiary is in the development stage and intends to market, sell and install control panels and other electrical energy saving devices to commercial and industrial users.  GlobalNet is in the process of establishing a multi-channel marketing and sales platform in addition to direct sales by its executive officers and sub-distributors, to bring its energy savings products to market.

            Host’s principal executive offices are located at Two Broadway, Hamden, Connecticut 06518 and our telephone number is (203) 248-4100.  Our worldwide website is www.hostamericacorp.com.  Any reference contained in this report to our web site, or to any other web site, shall not be deemed to incorporate information from those sites into this proxy statement.

Additional Information

            You can find additional information about Host in the following reports, all of which are incorporated by reference into this proxy statement:  Host’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.  See “Where You Can Find More Information” on page 59.

BUSINESS OF R.S. SERVICES

            Except for historical information, the following description of R.S. Services’ business may contain forward-looking statements which involve risks and uncertainties.  R.S. Services’ actual results could differ materially from those set forth in these forward-looking statements as a result of a number of factors, including those set forth in this proxy statement under the heading “Risks Related to R.S. Services.”

Overview and Plan of Operation

            R.S. Services is a full service electrical contracting and energy conservation company located in Duncan, Oklahoma built on the personal relationships established by R.S. Services’ President, Ronald Sparks, while he was employed by Ellsworth Electric and performing contract services for Wal-Mart Stores, Inc. (“Wal-Mart”).  R.S. Services offers its customers an experienced team of individuals specializing in the installation and design of electrical systems, energy management systems, telecommunication networks and retrofitting of existing control panels, lighting systems, and alarm systems.  R.S. Services currently has contracts with several large, well-established corporations, such as Wal-Mart and Halliburton Company and has large multi-store customers throughout the United States.

            As electrical and energy savings devices become increasingly sophisticated, so to does the challenge of maintaining peak levels of availability, performance and protection.  Our services allow the metering of electrical consumption as individual units, departments or by types of equipment.  The goal is to provide the most efficient use and proper temperature maintenance.  Our management believes effective energy strategies require effective system design, integration of electrical and energy conservation systems, installation, modernization of existing hardware and predictive maintenance.  Our goal is to enhance a customer’s power performance, reduce operating costs and maximize the reliability and integrity of electrical and energy conservation systems.

            R.S. Services currently obtains the majority of its contracts upon receipt of an invitation to bid, which is accompanied by blueprints, specifications and other project data.  R.S. Services then submits a detailed proposal for the project with cost and material estimates.  Project costs are composed primarily of the cost of materials and handling (59%).  Installation and labor account for an additional 15% of the total project costs and selling and general and administrative costs account for the balance.  The final contract is awarded on the basis of price, reputation, and past experience of the customer with R.S. Services.  Contracts are in the form of “single pay,” which means payment to R.S. Services will only occur upon completion of the installation or in the form of a “draw” which allows for periodic payments over the installation process.  Both types of contracts require R.S. Services to incur significant costs for labor, travel and equipment prior to payment.

            Management views the merger with Host as an opportunity to greatly expand its existing product line and its existing energy management division.  Host is an outsource provider of food service management with operations in multiple states and an extensive client base of small and large companies.  R.S. Services intends to capitalize on Host’s existing business in the food service industry to provide energy management systems.  Further, Host’s wholly owned subsidiary, GlobalNet, is the licensee of certain energy savings products and designs believed to be state of the art, which will complement the sales and installation capabilities offered by R.S. Services, allowing Host to offer a complete energy management solution.

History

            Mr. Sparks developed the concept of a full service electrical engineering firm while he was employed at Ellsworth Electric and began working closely with Wal-Mart, from 1994 through 2000.  It was through this employment opportunity that he developed extensive personal contacts and gained a reputation of quality work and dependability.  Capitalizing on this experience, he formed R.S. Services as an Oklahoma corporation in November 2000 and set up his office and warehouse facilities in Duncan, Oklahoma.  From November 2000, he has continued to expand the core business of electrical contracting into other areas including electrical engineering, energy management and telecommunications networking.  R. S. Services now employees over 50 full time employees and has performed services throughout the United States and Mexico.

Marketing

            Personal relationships are the cornerstone of R.S. Services’ marketing philosophy and Mr. Sparks and his employees have spent years developing relationships with large customers such as Wal-Mart.  The quality of work and excellent reputation of the company help to solidify its growth and customer base.  R.S. Services currently operates four separate divisions:  energy management, electrical systems, telecommunication networks and state-of-the-art control panels.  Each division head assists Mr. Sparks in contacting customers, primarily large multi-store retail customers, and obtaining invitations to bid on various projects.  R.S. Services concentrates its efforts on staff members of a potential customer’s mechanical and electrical departments who are responsible for analyzing and recommending the purchase of electrical and energy systems and retrofits of existing systems at their multiple sites.  Once a relationship has been established, Mr. Sparks or members of the respective division involved will schedule a walk-through of the facilities and submit recommendations as to the type or amount of equipment together with installation costs.  Throughout the process, R.S. Services endeavors on building and maintaining intimate working relationships, which it believes results in repeat customers and referrals to other potential clients.

            R.S. Services’ future marketing plans include offering new energy saving products and incorporating current energy saving devices and systems from GlobalNet, a subsidiary of Host.  Sales Teams from R.S. Services and GlobalNet will work closely together to formulate a plan to target large clients and retail chains; which will include how and when each will be contacted and a rollout strategy.

Business Strategy

            As noted elsewhere, R.S. Services derives a significant portion of its revenues from two major customers and is required in most cases to front a significant amount of the costs of each project including materials, labor and travel.  Accordingly, the loss of either of these customers could significantly affect R.S. Services’ core business.  In addition, we face significant cash flow problems due to the length of time from being awarded a contract to the final payment for the project.  This situation can be minimized by having diversity in our operations like energy conservation, telecommunication networking and service work contracts.

            Additionally, R.S. Services is going to concentrate its efforts on the installation of energy savings devices, primarily the products under licenses to GlobalNet, a wholly owned subsidiary of Host.  Typically, energy conservation contracts are smaller and a significant portion of the fees are paid up front after positive results are obtained after a period of beta testing at a customer’s store or office facilities.  While maintaining its other divisions, R.S. Services will likewise concentrate some marketing efforts on Host’s major dining clients.  To this end, R.S. Services will be utilizing Host’s corporate office in Connecticut to commence sales efforts of its energy savings systems.

            R.S. Services further anticipate utilizing and expanding in-house sales teams composed of current employees and from GlobalNet.  These individuals will identify strategic target clients and develop a plan to initiate contact.  These teams will be well trained in describing the features and benefits of the energy saving devices and reducing energy costs.  Investment studies, independent testing documentation, and test sites will all be utilized to help leverage sales for R.S. Services and GlobalNet.  Furthermore, R.S. Services will seek additional vendors and distributors for energy products to obtain the best products and a reasonable cost prior to installation.  Sub-contractors may be utilized for installations when it is prudent to do so.

Major Customers

            During 2004, sales to our top four customers were approximately as follows:  thirty five percent (35%) to Wal-Mart; twenty five percent (25%) to Eaton Electrical Corporation and its Cutler-Hammer Engineering Service and Systems Division;  twenty percent (20%) between Halliburton Company and Jan L Electrical Systems, Inc., and the remaining 10% is made up of various small contracts to different commercial businesses.  These customers primarily contracted for installation of and retrofitting of electrical systems.  We are, and expect in the near future, to be dependent upon these customers for a significant portion of our revenues.

            R.S. Services endeavors to build a good relationship with its principal customer base with personal visits, quality service and industry experience.  Mr. Sparks’ reputation with our major customers has provided R.S. Services with the access and ability to secure work on a national basis.  Mr. Sparks is anticipating establishing similar type relationships with Host’s corporate dining clients and will open an office in Connecticut for this purpose.

Competition

            The principal markets in which the R.S. Services competes are very competitive and fragmented, with competitors supplying energy, providing energy management services or financing, but few providing a total project package with no out of pocket costs to the facility.  Most competitors are regional in scope.  This market has many barriers to entry with significant capital needs, licensing requirements, and a lengthy process to become an approved provider to large corporations like Wal-Mart.  Increased competition could have a material adverse effect on R.S. Services, as competition may have far greater financial and other resources available to them and possess extensive capabilities far greater than those of R.S. Services.

            Although all future employees are expected to be required to sign confidentiality agreements, there is no guarantee either that information concerning R.S. Services’ customers and services won’t be shared with competitors or that R.S. Services could enforce these agreements.  Such disclosures, if made, could negatively affect R.S. Services’ competitiveness.

Government Regulation

            R.S. Services, as an electrical contractor, is subject to extensive state, county and city statutes and ordinances requiring qualified and licensed individuals present and supervising each project.  Further, all of our installation work is subject to compliance with electrical codes and zoning requirements in virtually all jurisdictions in the United States.  Currently, R.S. Services has obtained licenses in approximately 20 states and some states require licenses at the city level.  R.S. Services believes it is currently in compliance with all regulatory requirements.

Employees

            R.S. Services currently employs 53 full time employees, including Mr. Sparks, R.S. Services’ president and founder.  All of the employees working in the field have their electrical apprentice, electrical journeyman, or their energy management services licenses.  Approximately 30% of the field employees hold a journeyman or higher license.  R.S. Services anticipates the hiring of additional sales personnel on a part time and full time basis in an effort to increase sales of its energy savings systems.  R.S. Services anticipates utilizing some qualified subcontractors where feasible to help increase the number of installations that can be performed in a more timely fashion.

Description of Property

            R.S. Services currently leases a 12,000 square foot office and warehouse facility in a ten-year commercial lease, which commenced in January 2002.  R.S. Services is obligated to pay $4,050 a month and has seven years remaining on the lease.  The facility is located at 7806 N. 81 Highway, Duncan, Oklahoma 75333.  The property is owned by R.S. Services’ founder, Ronald R. Sparks, however, R.S. Services believes the terms of the lease to be as favorable as similar type properties.  The property is believed suitable for R.S. Services’ current needs and short-term expansion efforts.

Legal Proceedings

            Johnny Waddel, d/b/a Waddel Electric v RS Services, Inc. and Circuit City Stores, Inc., Case No. CJ-03-472 BH  (District Court, Cleveland County, Oklahoma):  Case filed 3/17/2003.

            Waddel Electric is suing for the collection of $236,458.65 on alleged unpaid fees for electrical contract work.   R.S. Services, denied the claim and has filed a counter suit to ASP Corporation and Circuit City for $57,509.30 for unpaid contract work.  The potential damage is not covered by insurance.  Discovery is ongoing and trial date will not occur until late 2005.  Currently mediation and arbitration are being pursued to consider an out-of-court settlement.  Management believes that R.S. Services has a strong case and will eventually collect all or part of what is owed and will not be found liable for the $236,458.65 claim.

            In addition, as with most business, there exists routine litigation incidental to our business, none of which is anticipated to have a material adverse impact on our financial position, results of operations, liquidity or cash flows.

Related Party Transactions

            In connection with the proposed merger, Host has entered into a loan agreement with R.S. Services which was approved by Host’s audit committee on December 10, 2004, whereby Host has advanced $307,000 to R.S. Services for operating expenses and working capital.  The loan is for a period of 2 years and bears 7.5% interest per annum.  As more fully described above, R.S. Services leases its office and warehouse facility from Mr. Sparks, R.S. Services’ President and founder.  After completion of the merger, all future related party transactions and relationships will be reviewed and approved by the board of directors of Host to insure that all such transactions are on terms are as favorable as could be obtained from non-affiliated persons and entities.

OTHER BUSINESS

             As of the date of this proxy statement, we are not aware of any matter to be presented at the meeting other than as set forth herein.  However, if any other matters are properly brought before the meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

LEGAL MATTERS

             The validity of the shares of Host common stock to be issued in the merger will be passed upon by Berenbaum, Weinshienk & Eason, P.C., Denver, Colorado.  Certain legal matters with respect to the merger have been passed upon for Host by Berman and Sable LLC, Hartford, Connecticut.

WHERE YOU CAN FIND MORE INFORMATION

             Host files its annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or certain other information that Host files with the SEC at the SEC’s Public Reference Room, 450 Fifth Street, N.W. Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  These SEC filings are also available to the public from commercial documents retrieval services and at the Internet world wide web site maintained by the SEC at http://www.sec.gov.

             The SEC allows Host to “incorporate by reference” information into this proxy statement, which means that Host can disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in later filed documents incorporated by reference in this proxy statement.

             This proxy statement incorporates by reference the documents set forth below that Host has previously filed with the SEC.  These documents contain important information about Host and its business.

•	Host’s annual report on Form 10-KSB for the fiscal year ended June 30, 2004;

•	Host’s quarterly report on Form 10-Q for the quarter ended September 30, 2004;

•	Host’s current report on Form 8-K filed on November 3, 2004; and

•	The description of Host’s common stock contained in Host’s Post-Effective Amendment No. 3 to Form SB-2 filed on August 5, 2004.

             Host also incorporates by reference additional documents that may be filed with the SEC between the date of this proxy statement and the completion of the merger or the termination of the merger agreement.  These include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as proxy statements.

             If you are a shareholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them through the company, the SEC or the SEC’s Internet web site as described above.  Documents incorporated by reference are available from the company without charge, excluding all exhibits except those that the company has specifically incorporated by reference in this proxy statement.  Shareholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from Host at the following address:

                                     Host America Corporation
                                     Two Broadway
                                     Hamden, Connecticut 06518
                                     Phone:  (203) 248-4100
                                     Facsimile:  (203) 230-8667
                                     Attn:  Anne L. Ramsey
                                     aramsey@hostamericacorp.com

             If you would like to request documents, please do so by January 21, 2005 to receive them before the meeting.

             You should rely only on the information contained or incorporated by reference in this proxy statement.  Host and R.S. Services have not authorized anyone to provide you with information that is different from what is contained in this proxy statement or in any of the materials that have been incorporated by reference into this document.  You should not assume that the information contained in this proxy statement is accurate as of any date other than the date set forth on the cover page of this proxy statement.  Neither the mailing of this proxy statement to shareholders nor the issuance of Host common stock in the merger creates any implication to the contrary.

INDEX TO FINANCIAL STATEMENTS

Page No.

R.S. Services, Inc.
Balance Sheet – December 31, 2003	F-1
Statement of Operations for the Year Ended December 31, 2003	F-2
Statement of Changes in Stockholder’s Equity for the Year Ended December 31, 2003	F-3
Statement of Cash Flows – Year Ended December 31, 2003	F-4
Notes to Financial Statements	F-5 – F-9

Food Brokers, Inc.
Balance Sheet – September 30, 2004	F-10
Statement of Operations and Accumulated Deficit – Year Ending September 30, 2004	F-11
Statement of Cash Flows – Year Ending September 30, 2004	F-12
Notes to Financial Statements	F-13 – F-19

R.S. Services, Inc.

BALANCE SHEET

December 31, 2003
(Unaudited)

ASSETS
Current assets
Cash and cash equivalents	$37,583
Accounts receivable, net of allowance for doubtful accounts	478,822
Inventory	227,013
Other current assets	38,952

Total current assets	782,370

Equipment, net of accumulated depreciation	351,348

Non-current accounts receivable, net of allowance for doubtful accounts	237,958

Total assets	$1,371,676

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities
Bank lines of credit	$485,363
Current maturities of long-term debt	64,995
Accounts payable	157,609
Accrued expenses	32,434

Total current liabilities	740,401

Non-current liabilities
Accounts payable	226,176
Long-term debt, less current maturities	55,585

Total non-current liabilities	281,761

Total liabilities	1,022,162

Contingency	-

Stockholder's equity
Common stock, $5 par value, 100 issued and outstanding shares	500
Retained earnings	349,014

Total stockholder’s equity	349,514

Total liabilities and stockholder's equity	$1,371,676

R.S. Services, Inc.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003
(Unaudited)

Sales and services
Contract revenue	$2,911,220
Service income	430,711

Total revenues	3,341,931

Cost of sales
Salaries and wages	1,256,442
Payroll taxes	87,880
Subcontractors	321,440
Materials and supplies	609,906
Insurance	192,094
Travel, meals and lodging	357,226
Depreciation	148,908
Fuel	153,295
Equipment rental	142,544
Rent	42,032
Small tool purchases	24,174

Total cost of sales	3,335,941

Gross profit	5,990

Operating expenses
Salaries and wages	234,000
Payroll taxes	16,367
Insurance	35,776
Travel, meals and lodging	66,530
Depreciation	27,732
Rent	7,828
Bad debts	105,359
Professional fees	23,289
Telephone	71,930
Office and administrative expense	86,795

Total operating expenses	675,606

Operating loss	(669,616)

Other income (expense)
Interest income	315
Interest expense	(27,895)

Net other income (expense)	(27,580)

Net loss	$(697,196)

R.S. Services, Inc.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUTY

For the Year Ended December 31, 2003
(Unaudited)

	Common Stock	Retained Earnings
			Total

Balance, December 31, 2002	$500	$1,113,634	$1,114,134

Net loss for the year	-	(697,196)	(697,196)

Stockholder distributions	-	(67,424)	(67,424)

Balance, December 31, 2003	$500	$349,014	$349,514

R.S. Services, Inc.

STATEMENT OF CASH FLOWS

Year Ended December 31, 2003
(Unaudited)

Cash flows from operating activities
Net loss for the year	$(697,196)
Adjustments to reconcile net loss to net cash
used by operating activities
Depreciation	176,640
Provision for doubtful accounts	105,359
(Increase) decrease in:
Accounts receivable	550,268
Other current assets	(20,658)
Increase (decrease) in:
Accounts payable	(208,795)
Accrued expenses	10,009

Net cash used by operating activities	(84,373)

Cash flows from investing activities
Acquisition of equipment	(71,274)

Net cash used by investing activities	(71,274)

Cash flows from financing activities
Proceeds from long-term debt	66,764
Proceeds on lines of credit	621,809
Repayments on lines of credit	(335,298)
Principal payments on long-term debt	(66,664)
Stockholder distributions	(67,424)

Net cash provided by financing activities	219,187

Net increase in cash and cash equivalents	63,540

Cash and cash equivalents, beginning of year	(25,957)

Cash and cash equivalents, end of year	$37,583

Supplemental disclosure of cash payments made
Interest expense	$27,895

R.S. Services, Inc.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003
(Unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.   Business Activity

R. S. Services, Inc., (the Company) was incorporated in November 2000. The Company provides energy management and electrical wiring services to commercial customers throughout the United States. The length of the Company’s contracts vary, but are typically less than one year. Therefore, the majority of contract related assets and liabilities are classified as current items on the accompanying balance sheet, anticipating realization within the forthcoming one-year period. Contract services are provided through in-house personnel and sub-contractors. Many customers purchase their own materials and equipment. These costs incurred directly by customers are not included in these financial statements.

During 2003, the Company recognized revenue from WalMart, Inc. totaling approximately $1,500,000. This represents approximately 45.0% of revenues in 2003. As of December 31, 2003, the Company has accounts receivable of approximately $73,000 or 15.2% of current accounts receivable due from WalMart.

2.   Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The significant estimates used in the preparation of these financial statements include the reserve for lower of cost or market, the allowance for doubtful accounts and estimate of beginning inventory.

3.   Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and in banks.

4.   Accounts Receivable

Accounts receivable are recorded when invoices are issued or revenue is earned, and are presented in the balance sheet net of an allowance for doubtful accounts. The allowance for doubtful accounts is estimated based on the Company’s historical losses, the existing economic conditions in the construction industry, and the financial stability of its customers.

Inventory

Inventory is stated at the lower of cost (determined on a first-in, first-out basis) or market. Inventory consists mainly of electrical items used for service calls and contracts of the Company.

Inventory at cost	$305,890
Reserve for lower of cost or market	(78,877)

Inventory at lower of cost or market	$227,013

R.S. Services, Inc.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003
(Unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

5.   Inventory – (Continued)

Management established a reserve for the lower of cost or market of approximately 25% of the inventory on hand at December 31, 2003. The reserve is management’s best estimate of the excess of cost over the inventories net realizable value.

Prior to December 31, 2002, the Company expensed inventory purchases and did not maintain detail records of inventory on hand. Management has estimated that inventory on hand at the beginning of the year would have been similar to inventory at the end of the year. Therefore, the adjustment for recognition of inventory at year-end was recorded as an adjustment to beginning retained earnings.

6.   Equipment

Equipment is recorded at cost less accumulated depreciation. Major items and betterments are capitalized; minor items and repairs are expensed as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, varying from three to eight years.

7.   Revenue and Cost Recognition

Because of the short-term nature of the services provided by the Company, revenues are recognized upon the performance of the services. All costs except for raw materials inventory are expensed currently. At December 31, 2003 and 2002, there were no contracts/jobs in process.

8.   Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal or state corporate income taxes on its taxable income. Instead, the stockholder is liable for individual federal and state income taxes on his respective share of the Company’s taxable income.

NOTE B – ACCOUNTS RECEIVABLE

Accounts receivable consist of the following as of December 31, 2003:

Amounts due for services and completed contracts	$822,139
Less allowance for doubtful accounts	(105,359)

Net accounts receivable	716,780
Less non-current accounts receivable	(237,958)

Current accounts receivable	$478,822

R.S. Services, Inc.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003
(Unaudited)

NOTE C – EQUIPMENT

Equipment consist of the following as of December 31, 2003:

Furniture, fixtures and equipment	$157,897
Vehicles and accessories	640,958

Total equipment	798,855
Less accumulated depreciation	(447,507)

Net equipment	$351,348

Depreciation expense totaled $176,640 for the year ended December 31, 2003.

NOTE D – LINES OF CREDIT

In July 2002, the Company obtained a $150,000 line of credit from a bank at a fixed interest rate of 7.61%. The line of credit has been renewed twice, the latest being in November 2003, with the same terms as the original line and a June 2004 maturity date. The line of credit is secured by accounts receivable. The outstanding balance at December 31, 2003, was $73,838.

In April 2003, the Company obtained a $260,000 line of credit from a bank with a variable interest rate of 7.25%, adjusted monthly based on the bank’s prime rate. The line of credit is secured by accounts receivable and equipment. The initial maturity date was August 2003; however, there have been three loan extensions, the latest with a maturity date of June 2004. The outstanding balance at December 31, 2003, was $248,000.

In July 2003, the Company obtained a $150,000 line of credit from a bank with a variable interest rate of 7.25%, and a maximum per annum interest rate change daily, based on the bank’s prime rate. The line of credit is secured by accounts receivable. The initial maturity date was October 2003. It was renewed in November 2003, with a new maturity date of May 2004. The outstanding balance at December 31, 2003, was $149,373.

The above 3 lines of credit were consolidated and refinanced in May 2004 into a single $500,000 revolving line of credit with a bank. Interest is paid monthly with a floating interest rate based on New York Prime plus two and a maturity date of May 2005.

The Company obtained a revolving line of credit with a credit card company for $25,000 at a fixed interest rate of 12.15%. The line of credit is unsecured. Payments are due monthly. The outstanding balance at December 31, 2003, was $14,152. This line of credit was refinanced with a bank. Floating interest rate on the new line is based on New York Prime plus two. Terms are monthly principle and interest payments of $3,295, with a maturity date of June 2007.

R.S. Services, Inc.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003
(Unaudited)

NOTE E – LONG-TERM DEBT

Long-term debt consists of the following as of December 31, 2003:

Note payable to a bank for $411 per month, with a fixed interest rate of 8.25%, maturing October 2005, secured by a vehicle	$ 5,401

Note payable to a bank for $413 per month, with a fixed interest rate of 8.25%, maturing November 2005, secured by a vehicle	3,983

Note payable to a bank for $1,441 per month, with a fixed interest rate of 8.50%, maturing July 2004, secured by two vehicles	20,514

Note payable to a bank for $318 per month, with a fixed interest rate of 9.0%, maturing March 2004, secured by a vehicle	953

Note payable to a bank for $526 per month, with a fixed interest rate of 8.50%, maturing September 2004, secured by a vehicle	4,584

Note payable to a bank for $293 per month, with a fixed interest rate of 8.99%, maturing December 2006, secured by a vehicle	9,219

Note payable to a finance company for $517 per month, with 0.0% interest rate, maturing April 2005, secured by a vehicle	5,174

Note payable to a bank for $635 per month, with a fixed interest rate of 6.90%, maturing March 2005, secured by a vehicle	9,114

Note payable to a finance company for $411 per month, at a fixed interest rate of 6.59%, maturing January 2008, secured by a vehicle	17,283

Note payable to a finance company for $743 per month, at 0.0% interest rate, maturing June 2008, secured by a vehicle	40,133

R.S. Services, Inc.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003
(Unaudited)

NOTE E – LONG-TERM DEBT – (Continued)

Note payable to a finance company for $253 per month, at 0.0% interest rate, maturing April 2005, secured by a sign	$4,222

120,580
Less current maturities	64,995

$55,585

Aggregate maturities of long-term debt for the next five years are as follows:

Year ending December 31,
2004	$64,995
2005	20,365
2006	16,713
2007	13,651
2008	4,856

$120,580

NOTE F – RELATED PARTY TRANSACTIONS

The Company leases its facility from the sole stockholder on a month-to-month basis. Rent expense was $48,600 for the year ended December 31, 2003.

NOTE G – CONTINGENCY

Payment for services rendered by a sub-contractor in connection with contract change orders authorized by a customer’s representative have been denied by the customer. The sub-contractor has filed a lawsuit against the Company and the customer seeking collection of the unpaid services. The Company has denied the claim and countersued the customer for other unpaid contract work in the amount of $57,509. An arbitration hearings has been scheduled for February 2005. Amounts charged in connection with the change orders by the sub-contractor have not been paid. These accounts payable and related receivable from the customer have been classified in the December 31, 2003 financial statements as non-current receivables and payables.

NOTE H – SUBSEQUENT EVENT

On September 29, 2004, the Company and its sole stockholder signed an agreement of merger and plan of reorganization with Host America Corporation (a publicly traded company) and one of its subsidiaries. Under the terms of the agreement, the Company will be merged into the subsidiary and the separate corporate existence of the Company will cease. Conditions precedent to closing the transactions include, among other items, obtaining approval of Host’s shareholders and others. If shareholder approval is not obtained, the merger, as it is presently structured, will need to be re-negotiated or terminated.

FOOD BROKERS, INC. BALANCE SHEET SEPTEMBER 30, 2004 (Unaudited)

ASSETS

CURRENT ASSETS
Cash	$80,778
Accounts receivable	324,675
Inventory	65,000
Due from affiliate	37,679
Prepaid expenses	28,997
Security deposit	1,000

TOTAL CURRENT ASSETS	538,129

FURNITURE, IMPROVEMENTS & EQUIPMENT- net	70,598

TOTAL ASSETS	$608,727

LIABILITIES AND STOCKHOLDER’S DEFICIENCY

CURRENT LIABILITIES
Accounts payable	$334,123
Accrued expenses	195,485
Current portion of long-term debt	124,503
Due to officer	35,766
Security deposit payable	11,143

TOTAL CURRENT LIABILITIES	701,020

LONG-TERM DEBT	1,330

TOTAL LIABILITIES	702,350

STOCKHOLDER’S DEFICIENCY
Common stock	50,000
Accumulated deficit	(143,623)

TOTAL STOCKHOLDER’S DEFICIENCY	(93,623)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIENCY	$608,727

FOOD BROKERS, INC. STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT YEAR ENDING SEPTEMBER 30, 2004 (Unaudited)

SALES	$2,220,173

COST OF GOODS SOLD	1,358,867

GROSS PROFIT ON SALES	861,306

OTHER REVENUE – RENT	58,200

919,506

OPERATING EXPENSES
Advertising	190
Depreciation and amortization	63,049
Insurance	35,545
Licenses, fees and taxes	4,142
Office supplies and expenses	20,761
Payroll and related taxes	607,859
Professional and other	16,756
Rent	92,000
Repairs and maintenance	34,173
Refuse	8,913
Taxes - other	10,464
Telephone	20,300
Transportation expenses	21,532
Utilities	69,619

TOTAL OPERATING EXPENSES	1,005,303

(LOSS) FROM OPERATIONS	(85,797)

OTHER (EXPENSE)
Interest expense	(3,647)

(LOSS) BEFORE PROVISION FOR INCOME TAXES	(89,444)

PROVISION FOR CORPORATE INCOME TAXES	---

NET LOSS	(89,444)

ACCUMULATED DEFICIT BEGINNING	(54,179)

ACCUMULATED DEFICIT ENDING	$(143,623)

FOOD BROKERS, INC. STATEMENT OF CASH FLOWS YEAR ENDING SEPTEMBER 30, 2004 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)	$	(89,444)

Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization		63,049
Changes in assets and liabilities:
Decrease in accounts receivable		2,168
(Increase) in prepaid expenses		(28,997)
(Increase) in inventory		(1,689)
(Increase) in security deposit		(1,000)
Increase in accounts payable		162,405
Increase in accrued expenses		84,146
Increase in security deposit payable		220

TOTAL ADJUSTMENTS		280,302

NET CASH PROVIDED BY OPERATING ACTIVITIES		190,858

CASH FLOWS FROM INVESTING ACTIVITIES
(Decrease) in due from affiliate		(3,686)
(Decrease) in due to officer		(78,680)

NET CASH (USED) BY INVESTING ACTIVITIES		(82,366)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from debt		45,834
Repayment of debt		(14,100)

NET CASH PROVIDED BY FINANCING ACTIVITIES		31,734

NET INCREASE IN CASH		140,226

CASH AT BEGINNING OF YEAR		(59,448)

CASH AT END OF YEAR		$80,778

FOOD BROKERS, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Unaudited)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company began business in September 1997 as a food service manufacturer currently operating in Bridgeport and West Haven, Connecticut.  It produces food for various organizations’ meal programs primarily in Fairfield County and New Haven County.

Use of Estimates

The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of reporting the statement of cash flows, the company includes all cash accounts, which are not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less as cash and cash equivalents on the accompanying balance sheets.  There were no cash equivalents at September 30, 2004.

Accounts Receivable

The Company uses the direct write-off method of accounting for losses arising from uncollectible accounts receivable.  Under this method, accounts receivable are written off to bad debt expense in the period they are deemed to be uncollectible.  In the opinion of management, substantially all of the accounts receivable are considered to be realizable at the amounts stated in the accompanying balance sheet and no allowance for doubtful accounts is considered necessary.

FOOD BROKERS, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Unaudited)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventory

The inventory is stated at cost and consists of food and supplies.  Cost is determined by the first-in, first-out method.

Advertising

The company expenses advertising costs as they are incurred.  Advertising costs were $190 for the year ended September 30, 2004.

Property and Depreciation

Property and equipment are stated at cost.  Depreciation of property and equipment is provided using accelerated methods.

Maintenance and repairs are charged to operations when incurred.  Betterments and renewals are capitalized.  When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are reduced, and any gain or loss is included in operations.

NOTE 1 - PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at cost, less accumulated depreciation at September 30, 2004.

Furniture, Fixtures & Equipment	$263,084
Computer Equipment	2,250
Transportation Equipment	174,049
Leasehold Improvements	17,470

456,853
Less: accumulated depreciation	386,255

$70,598

FOOD BROKERS, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Unaudited)

NOTE 1 - PROPERTY AND EQUIPMENT (CONTINUED)

The useful lives of property and equipment for purposes of computing depreciation are:

Furniture, Fixtures & Equipment	7 years
Computer Equipment	5 years
Transportation Equipment	5 years
Leasehold Improvements	7 years

Depreciation expense was $63,049 for the year ended September 30, 2004.

NOTE 2 - LONG-TERM DEBT

Following is a summary of long-term debt at September 30, 2004:

Note dated February 7, 2002, original balance $18,725, payable in 48 monthly installments of $448.30 each, including interest at the rate of 6.99% per annum, last payment due on February 7, 2006, loan is secured by a vehicle	$6,830

Note payable to M.F. Auto Body, Inc. The note bears no interest and is payable on demand.	23,863

Note payable to Martucci Enterprises, LLC. The note bears no interest and is payable on demand.	95,140

125,833
Less: current maturities	124,503

Long-Term Debt	$1,330

Future estimated minimum note payments for the years ended September 30,

2005	$124,503
2006	1,330

$125,833

FOOD BROKERS, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Unaudited)

NOTE 3 - RELATED PARTY TRANSACTIONS

Due from Joseph’s Catering, Inc.

The Company’s sole shareholder also owns 100% of an affiliate, Joseph’s Catering, Inc.  The Company provides management services to this affiliate, which includes production assistance, office assistance, and other services.  For the year ended September 30, 2004 the Company earned $-0-.  Throughout the year the Company advanced and was advanced funds, the net due from Joseph’s Catering, Inc. at the year’s end of September 30, 2004 was $37,679.

Note payable to Martucci Enterprises, LLC

The Company uses the services of a relative of the sole shareholder.  This relative received remuneration for services in the amount of $43,200 for the year ended September 30, 2004, which is included in payroll and related costs.  The Company was advanced funds from the “LLC” which totaled $95,140 at the year ended September 30, 2004.

Due to Cardillo, LLC

The Company’s sole shareholder is the member of the limited liability company named Cardillo, LLC.  The LLC owns the real estate in Bridgeport and West Haven, which is rented to the Company.  The LLC charged rent of $5,000 per month for the Bridgeport building in the year ended September 30, 2004.  The LLC is currently charging rent of $2,000 per month for the West Haven building.  The Company is contingently liable for debt incurred to acquire the buildings.

Due to Officer

The Company periodically advances funds to and receives funds from its sole shareholder and officer.  At the year end, the Company’s separately stated accounts, which are combined in these financial statements, are as follows:

Due from Cardillo, LLC	$9,368
Due to officer	(45,132)

$(35,766)

This officer received compensation of $61,200 for the fiscal year ended September 30, 2004.

Rent Expense

The Company’s corporate facilities are rented from Cardillo, LLC, which is owned by the Company’s sole shareholder.  The rent is on a month-to-month basis.  Rent expense for the year ended September 30, 2004 was $84,000.

FOOD BROKERS, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Unaudited)

NOTE 4 - RENT INCOME

The Company has a lease agreement where a portion of the building at the Bridgeport location is leased to a non-related catering company.  The original lease was executed on May 1, 1999 and expired on December 31, 2003, and  currently continues on a month-by-month basis.  The rent is $5,000 per month.  The Company has a security deposit of $10,000, interest on which is payable at 2% per annum.  Total interest payable on this deposit as of September 30, 2004 was $1,359.

Future minimum receipt of rent:

2005	$60,000

NOTE 5 - CONCENTRATIONS OF CREDIT RISK

The Company maintains the majority of its cash balances in one financial institution within Connecticut.  The balances are insured by the Federal Deposit Insurance Corporation up to $100,000.  The Company’s uninsured cash balances totaled $-0- as of September 30, 2004.

Credit risk for trade accounts arise because a large portion of receivables is owed by two customers.  The Company was owed $246,510 by these customers at September 30, 2004. The customers are independent agencies who receive funding from either federal or state sources.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

Debt Obligation - Grow America, Inc.

The Company is contingently liable for the obligation to Grow America, Inc.  The obligation was incurred upon the acquisition of the Bridgeport facility.  The balance of this debt was $579,145 for the year ended September 30, 2004.  The interest is variable, the current monthly payment is $4,870.

Debt Obligation - Wachovia Bank

The Company is contingently liable for the obligation to Wachovia Bank.  The obligation was incurred upon the acquisition of the West Haven facility.  The interest is fixed at the rate of 7.75% per annum.  The balance of this debt was $180,940 for the year ended September 30, 2004.  The current monthly payment is $1,848.

FOOD BROKERS, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Unaudited)

NOTE 7 - PRIOR PERIOD ADJUSTMENT

The beginning balances of certain accounts have been restated to correct an error.  The error occurred when accounts payable were understated in the prior year resulting in an understatement of expenses, and an overstatement in retained earnings.  The effect of this error correction decreases the beginning balance of retained earnings by $86,844 to correct the aggregate effect of the error of $86,844, net of the related tax effect of $-0-.  Had the error not been made, net income for the year ended September 30, 2003 would have been decreased by $86,844, net of tax of $-0-.

NOTE 8 - SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION

     Cash paid during the year for:

Interest	$3,647

Income taxes	2,550

NOTE 9 - INCOME TAXES

The Company has net federal operating loss carryforward of $93,799.  The tax loss carryforward, if not used against taxable income, will expire in 2018.

NOTE 10 - LEASES - FACILITY RENTALS

The Company leases a storage area under an operating lease, which was entered on February 1, 2004 and expires February 1, 2006.  The Company has an option to renew the lease until February 1, 2009.  Rent paid for the year ended September 30, 2004 was $8,000.  Minimum future rental payments under the terms of the lease as of September 30, 2004 are as follows:

2005	$12,000
2006	4,000

$16,000

As explained in Note 3 to the financial statements, the Company also leases its Bridgeport and West Haven facilities from its sole shareholder/officer.  Rent paid to the shareholder/officer totaled $84,000 for the year ended September 30, 2004.

FOOD BROKERS, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (Unaudited)

NOTE 10 - LEASES - FACILITY RENTALS (CONTINUED)

The following is a summary of rental expense under all operating leases for facilities, for the year ended September 30, 2004:

Bridgeport facility	$60,000
West Haven facility	24,000

84,000

Storage area	8,000

TOTAL RENTAL EXPENSE	$92,000

NOTE 11 - SUBSEQUENT EVENT

In November 2004 the Company sold selected equipment and it’s customer list and contracts for its meal programs for $1,200,000 in cash and stock.

PROXY	HOST AMERICA CORPORATION PROXY SOLICITED BY THE BOARD OF DIRECTORS	PROXY
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 2005

       The undersigned hereby constitutes and appoints Geoffrey W. Ramsey and David J. Murphy, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned’s shares of $.001 par value common stock or $.001 par value Series B preferred stock of Host America Corporation, a Colorado corporation, at the special meeting of shareholders to be held at Two Broadway, Hamden, Connecticut 06518, at 10:00 a.m., local time, on January 31, 2005, and any and all adjournments thereof, for the purposes of considering and acting upon the following matters:

1.

Approve the Agreement of Merger and Plan of Reorganization dated September 29, 2004, among R.S. Services, Inc., an Oklahoma corporation, Ronald Ray Sparks, the sole shareholder of R.S. Services, GlobalNet Acquisition Corp., a Connecticut corporation, and Host, pursuant to which R.S. Services will become a wholly-owned subsidiary of Host.

☐ FOR ☐ AGAINST ☐ ABSTAIN

2.

Approve the issuance of $250,000 in shares of Host common stock pursuant to an Asset Purchase Agreement dated October 29, 2004 by which Host acquired certain assets related to its food service operations from Food Brokers, Inc., a Bridgeport, Connecticut based food service company.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Approve an adjournment of the meeting, if necessary, to solicit additional proxies in favor of proposals number 1 and 2 above.

            APPROVAL OF EACH MATTER LISTED ABOVE IS NOT CONTINGENT UPON THE APPROVAL OF ANY OTHER MATTER LISTED ABOVE.

(Continued on other side)

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXY HOLDERS NAMED HEREIN WITH RESPECT TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

            SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS RELATED TO THE MEETING ABOUT WHICH THE COMPANY DOES NOT RECEIVE TIMELY AND PROPER NOTICE AND WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

Dated:	, 2005

Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit power of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOST AMERICA CORPORATION.  PLEASE SIGN AND RETURN THIS PROXY TO COMPUTERSHARE INVESTOR SERVICES IN THE ENVELOPE PROVIDED. THE GRANTING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

ANNEX A

AGREEMENT OF MERGER
AND PLAN OF REORGANIZATION

AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

            THIS IS AN AGREEMENT OF MERGER AND PLAN OF REORGANIZATION made as of the 29th day of September, 2004 between and among

            GlobalNet Acquisition Corp.
            a Connecticut corporation
            with a place of business at
            2 Broadway
            Hamden, Connecticut 06518-2697

("Global")

            and

            Host America Corporation
            a Colorado corporation
            with a place of business at
            2 Broadway
            Hamden, Connecticut 06518-2697

(“Host”)

            and

            R.S. Services, Inc.
            an Oklahoma corporation
            with a place of business at
            7806 N. Highway 81
            Duncan, Oklahoma 73533

(the “Company”)

            and

            Ronald Ray Sparks
            1720 Overland Drive
            Duncan, Oklahoma 73533

(the “Shareholder”)

RECITALS

       A.       Host is desirous of entering into a merger transaction with the Company and the sole shareholder of the Company, as a result of which such shareholder will receive Host Common Stock, Cash Consideration and Post Closing Shares (each as defined herein).  The transactions to be undertaken by Host, Global, the Company and such Shareholder to accomplish this result are herein collectively referred to as the “Merger.”

       B.       In order to accomplish the Merger, Host has created Global as a direct, wholly owned subsidiary of Host.

       C.       For federal income tax purposes, it is intended that the Merger shall qualify as a “reorganization,” and this Agreement shall constitute a plan of reorganization, within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

       D.       In order to accomplish the Merger, the Company will merge into Global and Global shall be the surviving entity.  Pursuant to this Agreement, the Shareholder shall receive Host Common Stock, in addition to other consideration, in exchange for the cancellation of the Shares (as defined herein).

       E.       The respective boards of directors of Host, Global and the Company deem it advisable and in the best interests of each corporation and their respective shareholders that the foregoing transaction be accomplished in accordance with the terms of this Agreement, and such boards of directors have authorized, approved and declared advisable the execution and delivery of this Agreement on behalf of such respective corporations.

            NOW, THEREFORE, IN VIEW OF THE FOREGOING AND IN CONSIDERATION OF THE MUTUAL PROMISES HEREINAFTER SET FORTH, THE PARTIES HERETO DO HEREBY REPRESENT, WARRANT, COVENANT AND AGREE AS FOLLOWS:

(reference being hereby made to the Appendix of Definitions of certain capitalized terms.)

            1.         The Merger and Related Transactions.

                        (a)        The Global/Company Merger.  Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Connecticut Business Corporation Act and the Oklahoma General Corporation Act, the Company, on the Effective Date, shall be merged with and into Global.  Following the Merger, the separate corporate existence of the Company shall cease and Global shall continue as the surviving party in the Merger (Global is sometimes referred to as the “Surviving Corporation”).

                        (b)        Effective Date. At the Closing, and subject to the terms and conditions hereof, the Company and Global shall file appropriate certificates (the “Articles of Merger”) in such form as is required by and which shall be executed in accordance with Section 33-817 of the Connecticut Business Corporation Act and Section 1081 of the Oklahoma General Corporation Act.  The Merger shall become effective at such time as the Articles of Merger are duly filed with the Connecticut Secretary of State and the Oklahoma Secretary of State, or at such time as the Company and Global shall agree and as shall be specified in the Articles of Merger (the “Effective Date”).

                        (c)        Articles of Incorporation, Bylaws, Board of Directors and Officers of the Surviving Corporation.

                                    (i)         The Articles of Incorporation of Global as in effect immediately prior to the Effective Date shall be the Articles of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

                                    (ii)        The Bylaws of Global as in effect immediately prior to the Effective Date shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

                                    (iii)       The directors of Global immediately prior to the Effective Date shall be initial directors of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation.  The officers of Global immediately prior to the Effective Date shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation; provided, however, that the Shareholder shall be the President of the Surviving Corporation and shall remain in such office in accordance with the terms of the Employment Agreement.

                        (d)        Effect of the Merger.  The Merger shall have the effects provided under the applicable laws of the States of Connecticut and Oklahoma including, but not limited to, Section 33-820 of the Connecticut Business Corporation Act and Section 1088 of the Oklahoma General Corporation Act.  Without limiting the foregoing, and except as otherwise provided herein, all of the properties, rights, privileges, powers and franchise of the Company and Global shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Global shall become the debts, liabilities and duties of the Surviving Corporation.  Furthermore, on the Effective Date, by virtue of the Merger and without any action on the part of the Shareholder, the Shares shall be cancelled and converted into the right to receive the Closing Shares, the Cash Consideration and the right to the Post Closing Shares (all as described in Section 2 hereof).

            2.         Merger Consideration. In consideration for the Merger, and the other covenants and provisions hereof to be performed by the Company and the Shareholder and subject to the adjustments and set-offs provided for hereunder, Host shall issue and/or pay the following (the “Merger Consideration”) to the Shareholder at the Closing:

                        (a)        Cash Consideration.  An amount equal to $200,000.00 in currently available funds (the “Cash Consideration”) by wire transfer in accordance with written instructions provided to Host.

                        (b)        Host Common Stock.  The amount of shares of Host Common Stock equal to (i) $2,262,500.00, divided by (ii) the Market Price of the Host Common Stock  (the “Closing Shares”), less the Escrow Shares.

                        (c)        Escrow Shares.  Out of the Closing Shares, that number of Closing Shares with a Market Price of $80,000 shall be held in escrow by Berman and Sable LLC (“Escrow Agent”),  (collectively, the “Escrow Shares”), pursuant to the Escrow Terms.   It is expressly agreed

by all parties hereto that the Escrow Shares shall not be available to compensate or reimburse any party hereto as a result of any Damages caused by breaches of the representations, warranties, covenants or agreements contained herein.  Rather, the Escrow Shares shall be used solely to satisfy any Closing Adjustments pursuant to Section 6 below. Upon agreement of the Closing Adjustments, the Escrow Shares shall be released from escrow in accordance with Section 6 and the Escrow Terms.

                        (d)        Post Closing Shares.  Within ten (10) days after the First Condition Date and provided the gross sales of the Host Energy Management Division shall have reached an aggregate of at least $20,000,000.00 measured from the Closing Date to the First Condition Date and provided the Shareholder shall then be employed by Global (unless such employment is terminated (i) because of the Shareholder's death or Disability, (ii) by Host without Cause, or (iii) by the Shareholder for Good Reason (as such terms are defined in the Employment Agreement)), Host shall pay to the Shareholder $200,000 in cash and shall issue to the Shareholder that number of shares of Host Common Stock equal to (i) $872,500.00, divided by (ii) the Market Price of such Host Common Stock as of the First Condition Date, as defined below.  The "First Condition Date” shall mean that day which is twenty four (24) months after the Closing Date.

                        Regardless of whether the $20,000,000 gross sales target is achieved by the First Condition Date as described above, but provided the Shareholder shall then be employed by Global (unless such employment is terminated (i) because of the Shareholder's death or Disability, (ii) by Host without Cause, or (iii) by the Shareholder for Good Reason), in the event that the gross sales of the Host Energy Management Division shall have reached an aggregate of at least $30,000,000.00 measured from the Closing Date to  the Second Condition Date, then Host shall pay to the Shareholder $200,000 in cash and shall issue to the Shareholder, in addition to any Host Common Stock issued as a result of the satisfaction of the $20,000,000 threshold required by the First Condition Date, that number of shares of Host Common Stock equal to (i) $336,250.00 divided by (ii) the Market Price of the Host Common Stock as of the Second Condition Date.  Such Host Common Stock shall be issued to the Shareholder within ten (10) days after the Second Condition Date. The "Second Condition Date” shall mean that day which is thirty (30) months after the Closing Date.

                        Regardless of whether the $20,000,000 or $30,000,000 gross sales targets are achieved as described above, but provided the Shareholder shall then be employed by Global (unless such employment is terminated (i) because of the Shareholder's death or Disability, (ii) by Host without Cause, or (iii) by the Shareholder for Good Reason), in the event that the aggregate gross sales of the Host Energy Management Division shall exceed $30,000,000.00 measured from the Closing Date to the ThirdCondition Date, then Host shall issue to the Shareholder that number of shares of Host Common Stock equal to (i) $536,250.00 multiplied by a fraction, the numerator of which is the total aggregate gross sales of the Host Energy Management Division achieved by the Third Condition Date, and the denominator of which shall be 40,000,000, which product shall be divided by (ii) the Market Price of the Host Common Stock as of the Third Condition Date.  Such Host Common Stock shall be issued to the Shareholder within ten (10) days after the Third

Condition Date. The "Third Condition Date” shall mean that day which is thirty six (36) months from the Closing Date.

The shares issued under this Section 2(d) are referred to herein as the “Post Closing Shares.”

                        This Section 2(d) may be illustrated by the following examples:

            Example 1.  If the aggregate gross sales of the Host Energy Management Division reached $25,000,000.00 at any time before the First Condition Date, then Host would be obligated to issue to the Shareholder that number of shares of Host Common Stock equal to (i) $872,500.00, divided by (ii) the Market Price of the Host Common Stock as of the First Condition Date plus $200,000 in cash.

            Example 2.  Assuming the facts of Example 1, if the aggregate gross sales of the Host Energy Management Division reached $32,000,000.00 at any time before the Second Condition Date, then Host would be obligated to issue to the Shareholder an additional number of shares of Host Common Stock equal to (i) $336,250.00, divided by (ii) the Market Price of the Host Common Stock as of the Second Condition Date plus $200,000 in cash.

            Example 3.  Assuming the facts of Example 1, if the aggregate gross sales of the Host Energy Management Division are $29,000,000.00 as of the Second Condition Date, then Host would be not be obligated to issue any additional Post Closing Shares or cash other than that required within ten (10) days after the First Condition Date.

            Example 4.       Assuming the facts of Example 1 and Example 2, if the aggregate gross sales of the Host Energy Management Division are $36,000,000 as of the Third Condition Date, then Host would be obligated to issue to the Shareholder an additional number of shares of Host Common Stock equal to (i) $536,250.00 multiplied by a fraction equal to 36,000,000/40,000,000, the product of which number would be divided by (ii) the Market Price of the Host Common Stock as of the Third Condition Date.

                        Notwithstanding anything to the contrary herein, the Shareholder shall have the right to demand at any time, and from time to time, that the Shareholder be issued any shares of Host Common Stock to which he is entitled under this Section 2(d) (i.e., because the gross sales have met the applicable threshold even if such demand is made before the applicable condition date).  In such situation, such shares shall be issued by Host within five (5) days of demand by the Shareholder, and the number of shares of Host Common Stock to be issued shall be determined using the Market Price as of the date of such demand.

                        The Company agrees to, and Host agrees to cause the Company to, require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Global (or the Host Energy Management Division) to assume expressly and agree to issue the shares required by this Section 2(d) as if no such succession had taken place.

                        (e)        Inspection Rights.  In the event that the Shareholder is no longer employed by Global as a result of Termination without Cause or voluntarily for Good Reason on any of the First Condition Date, the Second Condition Date, or the Third Condition Date, and the information requested by the Shareholder is not otherwise publicly available, then Global shall make, and Host shall cause Global to make, available to the Shareholder, at such times and from time to time as requested by the Shareholder, the information reasonably requested by the Shareholder to determine the amount of gross sales under Section 2(d).  In the event that the Shareholder disagrees with any such computations, he shall have the right to cause an audit to occur by an independent certified public accountant mutually agreeable to Global and the Shareholder (and, if the Shareholder and Global are not able to agree on such an independent certified public accountant within fifteen (15) days after notice by the Shareholder of his exercise of his rights under this Section 2(e), then the parties agree to appoint David Schumpert to serve as the independent certified public accountant).  In the event that it is determined by such audit that Global has under-reported its gross sales by more than five percent (5%) then, in addition to any additional Host Common Stock that the Shareholder would otherwise be entitled to receive as a result of such under-reporting, Global shall reimburse the Shareholder for all the Shareholder's costs and expenses incurred in connection with such audit.  In the event that it is determined by such audit that Global has over-reported its gross sales by more than five percent (5%), Shareholder shall reimburse Global for all of Global’s costs and expenses incurred in connection with such audit.

                        (f)         Other Shares.  Each share of common stock of Global issued and outstanding prior to the Effective Date shall be converted into and become one share of common stock of the Surviving Corporation.

                        (g)        Change in Host Common Stock.  If between the date of this Agreement and the date of issuance of any Merger Consideration consisting of Host Common Stock, the Host Capital Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the formulas described above and any number or amount contained herein which is based on the price of the Host Common Stock or the number of shares of Host Common Stock, as the case may be, shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

            3.         Adjustment to the Merger Consideration.

                        (a)        Thresholds.  The Merger Consideration has been agreed upon based upon the following: (i) a minimum amount of cash on hand at the Closing of $40,000.00 (the “Cash Threshold”), (ii) the Company’s Accounts at the Closing being at least $1,200,000.00 (the “A/R Threshold”), (iii) the value of the Company’s good and current raw material and finished goods Inventory being at least $275,000.00 calculated on the lower of  cost or market (the “Inventory

Threshold”), (iv) a maximum Accounts Payable of $560,000.00 (the “Payables Threshold”), and (v) all other indebtedness of the Company of not more than $690,000.00 (the “Indebtedness Threshold”).

                        (b)        Estimated Closing Balance Sheet.  On the day that is two (2) business days prior to the Closing Date, the Shareholder shall deliver to Global a balance sheet of the Company as of such date (the “Estimated Closing Balance Sheet”), which Estimated Closing Balance Sheet shall be prepared by David Schumpert, CPA, the Company’s certified public accountant.

                        (c)        Adjustment to Closing Shares.  Based upon the entries on the Estimated Closing Balance Sheet, the dollar value of the Closing Shares to be paid by Host on the Closing Date pursuant to Section 2(b) above shall be (a) decreased by $1.00 for each $1.00 of Accounts Payable above the Payables Threshold and by $1.00 for each $1.00 of indebtedness above the Indebtedness Threshold, and (b) increased by $1.00 for each $1.00 of Accounts Payable below the Payables Threshold and by $1.00 for each $1.00 of indebtedness below the Indebtedness Threshold.  In addition, at such time the dollar value of the Closing Shares shall be (c) decreased by $1.00 for each $1.00 that the amount of cash is below the Cash Threshold, by $1.00 for each $1.00 that the Accounts is less than the A/R Threshold, and by $1.00 for each $1.00 that the value based on the lower cost or market of the Company’s goods and current raw material and finished goods Inventory is below the Inventory Threshold and (d) increased by $1.00 for each $1.00 that the Accounts is greater than the A/R Threshold, by $1.00 for each $1.00 that the value based on the lower cost or market of the Company’s goods and current raw material and finished goods Inventory is greater than the Inventory Threshold, and by $1.00 for each $1.00 that the amount of cash exceeds the Cash Threshold.  The adjustments in such Closing Shares shall be rounded to the nearest whole share of Host Common Stock.

            4.         Lease of Real Estate; Non-Disturbance Agreement.

                        (a)        Lease.  At the Closing, the Shareholder will lease to Global, and Global will lease from the Shareholder, on a triple-net basis and such other terms as set forth in the Lease, the real estate owned by the Shareholder and located in Duncan, Oklahoma and more particularly described on Schedule 4(a) attached hereto (the “Premises”).  Such Lease will be generally upon the following terms:  (i) annual rental of $60,000 ($5,000 per month x 12 months) on a basis wherein Global will pay all costs and expenses (including, taxes, insurance, repairs and maintenance) of the Premises, (ii) an initial term of five (5) years with three (3) subsequent renewal options for two (2) years each at rentals set forth in (i) above with increases for each renewal term based on increases in the Consumer Price Index and (ii) at the end of the term, Global shall have an option to purchase the Premises at its fair market value as determined by a mutually acceptable appraisal.  Such Lease shall be further evidenced by a Memorandum of Lease to be recorded with the Registrar of Deeds in Stephens County, Oklahoma.  Global's obligations under the Lease shall be guaranteed by Host.

                        (b)        Non-Disturbance and Attornment Agreement.  The Shareholder shall cause to be executed by all mortgagees of the Premises a nondisturbance and attornment agreement in form reasonably satisfactory to Global as attached hereto as Schedule 4(b).

            5.         Closing.   The Closing of the Merger shall be held at the offices of Host and/or its counsel in Connecticut on the Effective Date, which date shall be at 10:00 a.m. on September 30, 2004 as of the close of business on September 30, 2004 or at such other place, time or date as Global and the Shareholder may mutually agree but not later than November 30, 2004 (such closing herein called the "Closing" and such date on which the Closing actually takes place is herein called the "Closing Date"), time being of the essence of this Agreement.  In any event, the Closing Date shall be as early as practicable.

            At the Closing concurrently:

                        (a)        Host shall deliver to the Shareholder the Cash Consideration as set forth in Section 2(a) above.

                        (b)        Host shall deliver to the Shareholder the Closing Shares as set forth in Section 2(b) above.

                        (c)        Host shall deliver to the Escrow Agent the Escrow Shares.

                        (d)        Host and the Shareholder shall each execute and deliver the Escrow Agreement.

                        (e)        The Shareholder shall deliver or cause to be delivered to Global (i) current and valid stock certificates representing the Shares, containing such endorsements as will transfer ownership thereof free and clear of any and all liens, claims and encumbrances of any kind, nature and description (other than applicable federal and state securities law restrictions), all in form reasonably satisfactory to counsel for Global together with stock powers executed in blank, (ii) resignations of all officers and directors of the Company, (iii) minute books, corporate seals and stock records of the Company, (iv) any and all Business Records of the Company and such other records and documents as Global shall require, and (v) an opinion of counsel for the Company and the Shareholder in the form attached as Schedule 5(e).

                        (f)         The Shareholder will execute and deliver the Restrictive Covenant Agreement.

                        (g)        The Shareholder and Global will each execute and deliver the Employment Agreement.

                        (h)        The Shareholder and the Global will each execute and deliver the Lease.

                        (i)         Global, Host and the Company shall deliver such documents, including certified resolutions of their Board of Directors and shareholders (as necessary) authorizing the transactions contemplated hereunder, the Articles of Merger, and take such other action as may be provided for herein or contemplated hereby.

                        (j)         Host  shall cause to be delivered an opinion of its securities law counsel and regular external corporate counsel in the form attached as Schedule 5(j).

                        (k)        The Global and the Company shall execute and deliver to each other such other instruments and documents as shall be necessary and proper to carry out the within and foregoing agreements.

            6.         Post-Closing Adjustments; Personal Guaranties; Employees of the Company after the Closing; Interim Closing of the Books.

                        (a)        Review Period.  During the 90 day period following the Closing Date (the “Review Period”), Global and the Shareholder shall each have the independent right to review the determinations, as of the Effective Date, of the adjustments to the Merger Consideration as set forth in Section 3 hereof (the foregoing being hereinafter referred to as the “Closing Adjustments”).  Such final determinations shall be compared against the entries set forth on the Estimated Closing Balance Sheet.  The Merger Consideration shall be adjusted as set forth in Section 3(c) hereof, based upon the entries set forth on the Estimated Closing Balance Sheet and the thresholds described in Section 3(a) above.

                        (b)        Reconciliation.  If Global and the Shareholder agree that the Merger Consideration is subject to a Closing Adjustment, then at the end of the Review Period, or such earlier time as Global and the Shareholder agree to in writing, the Escrow Agent shall cause to be distributed from the escrow that number of the Escrow Shares, valued as of the Effective Date, necessary to reconcile the amount by which the Merger Consideration may have been overstated or understated on the basis set forth in Section 3(c).

                        (c)        Disputes.  If Global and Shareholder cannot agree by March 15, 2005 as to whether the Merger Consideration has been overstated or understated, then the matter shall be arbitrated in accordance with the provisions of Section 17 hereof.

                        (d)        Personal Guaranties.  Host and Global jointly and severally agree to indemnify, hold harmless, reimburse and defend the Shareholder and all other prior shareholders, if any, officers, directors, and/or employees of the Company from and against any Damages any of such individuals may incur as a result of any personal guaranties executed by such individuals of any debts, obligations or liabilities of the Company listed on Schedule 6(d) attached hereto.  The parties expressly accept, agree and acknowledge that neither Host nor Global shall be responsible for any indemnification, reimbursement or defense of any guarantors for any debt, obligation or liability which is not listed on Schedule 6(d).

                        (e)        Employees of the Company after the Closing.  Host and Global agree that the Shareholder shall be entitled to cause Global to retain, after the Closing Date, the individuals set forth on Schedule 6(e)hereto at the salaries indicated thereon, and none of such individuals may be terminated (or their salaries reduced) while the Shareholder is an employee of Global unless for good cause, except upon the written consent of the Shareholder.

                        (f)         Interim Closing of the Books.  Each party consents, and agrees that, to the extent requested by any other party hereto, to execute any documents required to evidence his or its agreement that, the Company's books shall be closed as of the close of business on the day prior to the Closing Date.

            7.         Pre-Closing Covenants.

            The parties further agree as follows:

                        (a)        Employment Agreement.  The Shareholder agrees to be employed by Global pursuant to the terms of the Executive Employment Agreement with Global in the form of Schedule 7(a) attached hereto (the "Employment Agreement").

                        (b)        Restrictive Covenant Agreement.  The Shareholder shall enter into the Restrictive Covenant Agreement restricting the Shareholder from competing with Global or engaging in the Business in the States where Host and/or Global conducts any material business for a period as set forth in the Restrictive Covenant Agreement attached hereto as Schedule 7(b).

                        (c)        Nasdaq Small Cap Market Listing.  Host shall file an application to list on the Nasdaq Small Cap Market the Closing Shares issuable at the Closing, the Escrow Shares, and the Post Closing Shares required to be reserved for issuance as soon as practicable and will pay all necessary fees in connection therewith.

                        (d)        Tax-Free Reorganization.  Host, Global and the Company shall each use its commercially reasonable efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368(a) of the Code.  From and after the Effective Date, neither Host, Global nor the Surviving Corporation shall take any action that could reasonably be expected to cause the Merger not to be treated as a reorganization within the meaning of Section 368(a) of the Code.  Notwithstanding anything herein to the contrary, the Shareholder accepts, agrees and acknowledges that neither Host nor Global is making any representation or warranty as to the eligibility of the Merger as a Tax free transaction to the Shareholder under the Code. The Shareholder shall be solely responsible for any Taxes in connection with the Merger, including, without limitation, those Taxes due and payable should the Merger fail to qualify for tax free treatment under the Code, except where such failure is solely and exclusively due to the material breach of any representation(s) and/or warranty(ies) contained in this Agreement by Host and/or Global, which breach is not capable of being remedied by Host and/or Global without adverse tax consequences to the Shareholder.  The Shareholder shall properly complete, sign and timely file any and all applicable tax returns with respect to such Taxes.

            8.         Conditions Precedent to Host’s and/or Global's Obligations.

            Global’s obligation to close the transactions described herein are expressly conditioned upon the fulfillment of each and all of the following:

                        (a)        All obligations of the Shareholder and the Company hereunder shall have been fully performed to the satisfaction of Global.

                        (b)        The Business was operated between the date hereof and the Closing Date in the ordinary course and there have occurred no Material Adverse Effect to the value of the Company’s assets, the value of the Shares, the Company’s business levels, customer orders or the conduct of the Company’s business in general.

                        (c)        All warranties and representations of the Shareholder and the Company hereinafter set forth being true when made and being true on the Closing Date as though made at and respecting each such time and all of the Shareholder’s and the Company’s covenants having been fully performed on such date.

                        (d)        Neither the Company nor any of the Shares nor the Premises being subject to any litigation and no such litigation being in any way pending or threatened except as disclosed in the Schedules hereto.

                        (e)        Host shall have received the authorization of its shareholders to issue the Host Common Stock to the Shareholder in connection with the Merger.

                        (f)         The Company’s machinery and equipment being sufficient to conduct the Business as the same has been previously conducted and all of said machinery and equipment being in good operating condition, normal wear and tear excepted.

                        (g)        Global and/or Host having obtained the consent of Laurus Master Funds Ltd. (“Laurus”) to the transactions described herein and the determination by Laurus that such transactions are in conformity with the documentation between Host and Laurus and are not considered dilutative of Laurus’ interests in Host.

                        (h)        Global and the mortgagees of the Premises having entered into the non-disturbance and attornment agreements referred to in Section 4(b) above being in all respects satisfactory to Global.

                        (i)         All actions to be taken by Shareholder and the Company in connection with the consummation of each of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to Global.

                        (j)         Global being in all respects satisfied with the environmental condition of the Premises.

                        (k)        Global having received and reviewed all contracts and written agreements with all of the Company’s vendors and customers and being satisfied with the same.

                        (l)         No assets or stock of the Company (except for sales of inventory in the ordinary course of business) shall be disposed of or sold to any Person other than Global, nor shall the Shareholder entertain any such proposal from any Person other than Global.

                        (m)       All suppliers and customers of the Company including, without limitation, Cutler-Hamer and Wal-Mart Corporation agreeing to transact business with Global after the Closing Date on substantially the same basis and terms as that transacted with the Company prior to the Closing Date.

                        (n)        All landlords of locations occupied by the Company other than the Premises providing estoppel certificates and consents to the within transaction in a form reasonably acceptable to Global.

                        (o)        All notices to, and declarations, filings and registrations with and consents, approvals and waivers from governmental and regulatory agencies and third parties shall have been obtained.

                        (p)        No preliminary or permanent injunction or other order shall have been issued by any governmental or regulatory body, whether federal, state, local or foreign, nor shall any statute, rule, regulation or executive order be promulgated or enacted by any governmental or regulatory body, whether federal, state, local or foreign, which prevents the consummation of the transactions contemplated in this Agreement.

                        (q)        No suit, action, claim, proceeding or investigation before any governmental or regulatory body, whether federal, state, local or foreign, shall have been commenced and be pending against either the Company or the Shareholder or any of their respective Affiliates, associates, officers or directors.

                        (r)        Global having received satisfactory information from the Shareholder to permit Global and its counsel to determine that the sale of the Host Common Stock and/or the Post Closing Shares to the Shareholder will be exempt from registration under the Act.

                        (s)        The Shareholder shall have assigned to the Company all of his rights to purchase certain real property adjacent to the Premises.

            The Shareholder will use his commercially reasonable best efforts to satisfy the conditions and complete the transactions contemplated by this Agreement as soon as possible.

            9.         Conditions Precedent to the Shareholder’s and the Company’s Obligations.

            The Shareholder’s and the Company’s obligation to close the transactions described herein are expressly conditioned upon the fulfillment of each and all of the following:

                        (a)        All obligations of Global hereunder shall have been fully performed to the satisfaction of the Shareholder.

                        (b)        All warranties and representations of Global hereinafter set forth being true when made and being true on the Closing Date as though made at and respecting each such time and all of Global’s covenants having been fully performed on such date.

                        (c)        All actions to be taken by Host or Global in connection with the consummation of each of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Shareholder and the Company.

                        (d)        All notices to, and declarations, filings and registrations with and consents, approvals and waivers from governmental and regulatory agencies and third parties shall have been obtained.

                        (e)        No preliminary or permanent injunction or other order shall have been issued by any governmental or regulatory body, whether federal, state, local or foreign, nor shall any statute, rule, regulation or executive order be promulgated or enacted by any governmental or regulatory body, whether federal, state, local or foreign, which prevents the consummation of the transactions contemplated in this Agreement.

                        (f)         No suit, action, claim, proceeding or investigation before any governmental or regulatory body, whether federal, state, local or foreign, shall have been commenced and be pending against either Host or Global or any of their respective Affiliates, associates, officers or directors seeking to prevent the Merger or asserting that the Merger would be illegal.

                        (g)        All shares of Host Common Stock included within the Merger Consideration, shall have been approved for listing on the Nasdaq Small Cap Market, subject to official notice of issuance.

                        (h)        The Shareholder shall have been repaid that certain debt to the Shareholder by the Company in the approximate amount of $40,000.

                        (i)         The Shareholder and all prior shareholders, if any, employees, officers and directors of the Company shall have been unconditionally released of any personal guarantees related to the debts reflected on Schedule 6(d).

            Host and Global will use their commercially reasonable best efforts to satisfy the conditions and complete the transactions contemplated by this Agreement as soon as possible.

            10.       Representations and Warranties of the Shareholder and the Company.

            The Shareholder and the Company jointly and severally represent and warrant to Global, each of which representations and warranties is material and is being relied upon by Global and/or Host, that the following representations and warranties shall be true and correct on the Closing Date as well as on the date hereof.  (With respect to the Schedules attached hereto, any matter disclosed on one particular Schedule shall be deemed disclosed on all Schedules hereto.)

                        (a)        Corporate Organization.  The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Oklahoma and is authorized to conduct business in the  States listed on the attached Schedule 10(a), and, to the Shareholder’s Knowledge, does not need to be qualified as a foreign corporation under the laws of any other jurisdiction,except where the failure to so qualify would not have a Material Adverse Effect.  The Company has qualified as a foreign corporation in the jurisdictions listed on the attached Schedule 10(a).  The Company has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted.  The copies of the charter and by-laws of the Company that have been furnished to Global are true and correct, including all amendments to the date hereof.

                        (b)        Capitalization.

                                    (i)         The authorized capital stock and all the issued and outstanding capital stock of the Company is as set forth on Schedule 10(b).  All of the Shares are duly and validly issued, fully paid and non-assessable.  There are no outstanding options, warrants, calls, rights to subscribe or commitments of any kind relating to any shares or to any unissued shares of the Company.

                                    (ii)        None of the capital stock of the Company is reserved for issuance.

                        (c)        Ownership of Shares.  The Shareholder is the lawful owner, beneficially and of record, of all 100 shares of the issued and outstanding shares of common stock, no par value, of the Company (the “Shares”).  At the Closing, the Shareholder will have full power and authority to transfer the Shares in connection with the Merger, free and clear of all pledges, liens, encumbrances, security interests and claims of any kind, except for applicable federal and state securities laws restrictions (none of which securities laws adversely affects the Merger described herein or will result in a lien, encumbrance or claim of any kind on the Shares as a result of the Merger described herein).

                        (d)        Authority.  This Agreement constitutes the legal and binding obligation of the Shareholder and the Company enforceable against the Shareholder and the Company in accordance with its terms.  The execution, delivery and performance of this Agreement by the Shareholder and the Company do not and will not (x) violate any provision of or constitute a default under the charter or by-laws of the Company or, to the Knowledge of the Company and the Shareholder, any existing law, order, judgment or decree, or (y) except for the Company’s loan documents with Liberty

National Bank, and to the Knowledge of the Company and the Shareholder, conflict with or result in a breach of any provision of or constitute a default under any material indenture, loan agreement, lease, contract or other agreement or instrument to which the Shareholder or the Company is a party or by which they are otherwise bound or any other material restriction of any kind or nature to which the Shareholder or the Company is subject.

                        (e)        Subsidiaries.  The Company has no subsidiaries and neither owns nor has any direct or indirect investment or interest in or control over any corporation, limited liability company, partnership, joint venture or any other entity.

                        (f)         Financial Statements.  Except as set forth in Schedule 10(f), the Company's financial statements dated as of June 30, 2004 (the “Financial Statements”) fairly present, in all material respects, the financial position of the Company as of June 30, 2004, subject to normal year-end adjustments consistent with past practices and the result of its operations for the period then ended.

                        (g)        Assets.

                                    (i)         The Company has good title to its properties and assets set forth on the Financial Statements and all assets acquired since such date, free and clear of all liens, security interests, mortgages, pledges, encumbrances or charges of any kind, except (A) for liens for taxes not yet due and payable; (B) security interests granted to Liberty National Bank; and (C) as set forth in the Financial Statements or in Schedule 10(g) (i) hereto (collectively, the “Permitted Encumbrances”).

                                    (ii)        Attached hereto as Schedule 10(g)(ii) is a list of all assets (excluding Inventory) owned by the Company as of the date hereof, including, without limitation, the Company Assets, the Intangible Assets, the Other Tangible Assets, the Other Items and any item which is an account receivable, including without limitation, Accounts of the Company, all of which are owned by the Company, free and clear of all liens, security interests, mortgages, pledges, encumbrances or changes of any kind, except for Permitted Encumbrances.  Except as disclosed on such schedule, and to the Knowledge of the Company and the Shareholder, all of such assets are in good working order and have been properly maintained and are adequate to conduct the business of the Company as presently conducted.

                        (h)        Real Property.

                                    (i)         Schedule 10(h)(i) hereto contains descriptions of all the real property to be leased pursuant to the Lease, all of which are owned by the Shareholder and all of the real property leases and subleases, easements, licenses and other real property rights held by the Company (collectively, the “Real Property Interests”).

                                    (ii)        Each Real Property Interest listed on Schedule 10(h)(i) is in each case either (A) owned (“Owned Real Property”) free and clear of all security interests, mortgages, pledges, liens, conditional sales agreements, leases, occupancy agreements, easements, restrictions, agreements, encumbrances or charges of any nature except (x) those that do not materially or adversely affect ownership of the property or the operation thereof as now conducted; (y) liens for real estate taxes and assessments not yet due and payable; and (z) those matters disclosed on Schedule 10(h)(i); or (B) subject to valid, binding and enforceable leases, subleases or agreements which are listed on Schedule 10(h)(i) (the “Real Property Leases”), as to which: (1) to the Knowledge of the Company and the Shareholder, neither the Shareholder nor the Company nor any other party thereto is in default in any material respect; (2) to the Knowledge of the Company and the Shareholder, there are no defenses or offsets by either party thereto against the other; (3) to the Knowledge of the Company and the Shareholder, no Real Property Lease of the Company or the Shareholder and related to the Business will be terminated solely as a result of the consummation of the Merger; and (4) the transaction contemplated by this Agreement will not affect or impair the term, validity or enforceability or require the consent of any party thereto which has not been duly obtained and delivered by the Shareholder or the Company.

                                    (iii)       to the Knowledge of the Company and the Shareholder, the present use and operation of the Real Property Interests by the Company conforms in all material respects with all applicable zoning, building, fire, health, environmental and other comparable laws and the Occupational Safety and Health Act and the American with Disabilities Act, except where the failure to so conform would not have a Material Adverse Effect.

                                    (iv)       There are no pending or, to the Knowledge of the Company and the Shareholder, threatened condemnation or eminent domain proceedings that would adversely affect Global’s right to use any of the Real Property Interests.

                                    (v)        The improvements upon the Premises are appropriate and suitable for the type, character and volume of business as currently conducted by the Company.

                                    (vi)       True, correct and complete copies of each Real Property Lease have heretofore been delivered to Global and all of the foregoing are in full force and effect.

                                    (vii)      The execution of this Agreement and the consummation of the transactions contemplated hereby will not constitute a default under any mortgage, deed of trust or other lien affecting any Owned Real Property.

                        (i)         Patents, Trademarks and Copyrights.  Schedule 10(i) attached hereto contains a detailed list of all of the patents, patent applications, trademarks, trade names, trademark registrations, applications for trademark registration and copyrights material to the Company’s business.  Neither the Shareholder nor the Company has received written notice of any claim against the Company that the Company’s operations have infringed on the patents, trademarks, trade names or copyrights of others, except as shown on Schedule 10(i).

                        (j)         Agreements; Suppliers.  Schedule 10(j) contains copies of all material contracts, personal property leases, indentures, commitments or other written agreements, not otherwise already disclosed herein, to which the Company is a party or by which the Company is bound (the “Contracts”).  Neither the Company nor, to the Knowledge of the Company or the Shareholder, the other party or parties thereto is in default or alleged to be in default under any of the Contracts.  There exists no actual or, to the Knowledge of the Company or the Shareholder, threatened termination, cancellation or limitation of, or any material modification or change in, the business relationships of the Company during the 12 month period ended on the date hereof or with any of the ten largest suppliers of the Company in the conduct of the Business during the 12 month period ended on the date hereof in either case, which would have a Material Adverse Effect.

                        (k)        Liabilities.  The Company has no liabilities or obligations, absolute or contingent, except (i) those incurred in the usual and ordinary course of business consistent with the Financial Statements delivered to Global; (ii) obligations to perform under the Contracts and the Real Property Interests; (iii) liabilities or obligations that would not have a Material Adverse Effect; or (iv) liabilities or obligations disclosed herein.

                        (l)         Compliance with Law; Permits; Approvals.  To the Knowledge of the Company and the Shareholder, the Company has all material permits, licenses and other authorizations necessary to own its properties and conduct its business in the manner and areas in which such business is conducted, including without limitation those disclosed on Schedule 10(l) attached hereto; and the Company is, to the Knowledge of the Company and the Shareholder, not in violation of any such law, regulation or ordinance in any material respect.

                        (m)       Litigation.  Except as set forth in Schedule 10(m), neither the Company nor the Shareholder is a party to any pending litigation related to the Business; and neither the Company nor the Shareholder has any Knowledge of any litigation, proceeding, claim or violation of any obligation or any investigation threatened and related to the Business.

                        (n)        Taxes.  Except as set forth in Schedule 10(n), the Company has timely filed all requisite federal, state and other tax returns or extension request for all fiscal periods ended; and to the Knowledge of the Company and the Shareholder, there are no examinations in progress or claims against it for federal, state and other Taxes (including penalties and interest) for any period or periods, and no notice of any claim for Taxes has been received.  All Taxes, including interest and penalties shown on any Tax return as owed by the Company have been paid.  The amounts shown as accruals for Taxes on the Financial Statements are sufficient for the payment of all Taxes of the kinds indicated (including penalties and interest) for all fiscal periods ended on or before that date.  Copies of (i) any Tax examinations, (ii) extensions of statutory limitations and (iii) the federal and local income Tax Returns and franchise Tax Returns of the Company for the last three (3) fiscal years, are attached as Schedule 10(n).

                        (o)        Directors; Officers; Commissioned Salesmen; Compensation.

                                    (i)         Schedule 10(o)(i) hereto contains a true and complete list of all of the Company’s directors and officers, and all commissioned salesmen and the salaries and all compensation arrangements of all such directors and officers and commissioned salesmen.  The

Company has no agreements with labor unions and similar organizations and is not bound by any collective bargaining agreements.  All officers and directors set forth on such schedule will tender their resignations on the Closing Date.

                                    (ii)        Except for the Shareholder’s lease of the Premises to the Company, except as shown in the Financial Statements, except for salaries or other remuneration disclosed on Schedule 10(o)(ii), and except as otherwise disclosed herein, no present or former shareholder, partner, principal, officer, director, employee or affiliate of the Company or any immediate or other family member of any such person or any person, corporation, partnership, trust or other entity in which any such person is an officer, director, principal, partner or stockholder (a) is presently a party to any transaction or arrangement with the Company, (b) owns any interest in any of the assets or properties of the Company, (c) owns any interest in, controls or is an employee, officer, director or agent of, or consultant to any other entity which is a competitor, supplier, customer, vendor, landlord or tenant of the Company or (d) is indebted or liable to, owns any interest in, or owns, holds or has guaranteed any obligation or debt of the Company.

                        (p)        Bank Accounts.  Schedule 10(p) contains a complete list of the name of each bank in which the Company has an account or safety deposit box, the account numbers and the name of each person authorized to draw thereon or have access thereto.

                        (q)        Liabilities of Others.  Except as set forth in Schedule 10(q) hereto and for endorsement of checks and other instruments for deposit in the ordinary course of business, the Company is not a party to or an endorser or co-signer of any contract, lease, note, commitment or other agreement or evidence of indebtedness pursuant to which it is or will become liable for the existing, accrued or contingent indebtedness or liability of any other Person.

                        (r)        Approvals.  To the Knowledge of the Company and the Shareholder, and except for the filing of the Articles of Merger and the consent of Liberty National Bank, no consent, approval or action by any federal, state, local or other governmental authority or, except as set forth in Schedule 10(r), any other Person is necessary in connection with the execution, delivery or performance of this Agreement by the Shareholder or the Company.

                        (s)        Insurance.  The Company maintains insurance policies covering all of the assets and properties of the Company (including, without limitation, all of the Real Property Interests).  Such policies are in full force and effect, all premiums due thereon have been paid in full and the Company has complied in all material respects with the provisions of such policies.  A complete and accurate list of all insurance policies of the Company is set forth in Schedule 10(s).  There are no notices of any pending or, to the Knowledge of the Company and the Shareholder, threatened termination or premium increases with respect to any of such policies.  Since December 31, 2002, the Company has not had any casualty loss or other occurrence which may give rise to any claim of any kind not covered by insurance, and neither the Company nor the Shareholder is aware of any occurrence which may give rise to any claim of any kind not covered by insurance.  No third party has filed any claim against the Company for personal injury, property damage or other occurrence of a kind for which liability insurance is generally available which is not fully insured.

All material claims against the Company covered by insurance have been reported to the insurance carrier on a timely basis and are listed on Schedule 10(s).

                        (t)         Powers of Attorney.  No Person has a power of attorney of any kind from the Company, except for Liberty National Bank.  The Company does not hold a power of attorney for any other Person.

                        (u)        Absence of Change.  Since the date of the Financial Statements, and except for the repayment of that certain loan of the Company to the Shareholder in the approximate amount of $40,000, there has been no Material Adverse Effect except as disclosed herein or contemplated hereby.  Except as described herein or contemplated hereby, since such date, the Company has not (i) purchased, agreed to purchase, redeemed or called for redemption any outstanding Shares, issued any options, warrants, shares, bonds or other securities, interests or rights to acquire securities or interests or declared or paid any dividend or distribution on or authorized or effected any split up or recapitalization of any Shares; (ii) made or authorized any changes in its charter or by-laws; (iii) made or contracted for any capital expenditures or made any other commitments or disbursement or incurred or paid any liabilities or obligations, except in the usual and ordinary course of business; (iv) sold, leased, or otherwise transferred, or contracted to sell, lease or otherwise transfer, any of its assets, except inventory in the usual and ordinary course of business, or mortgaged, pledged or subject to any lien, charge or other encumbrance any of its assets; (v) canceled any debts or claims or waived any rights of material value, except in the usual and ordinary course of business; (vi) made any loan or advance to any other Person; (vii) made any changes in directors or officers or made any change in the compensation payable to, or made any arrangement for the payment of or paid any bonus to, any director or officer; (viii) failed to keep in force any insurance policy then in force; (ix) suffered any material damage to or destruction of any of its properties or assets of any premises owned or leased by it, whether by fire, accident, labor disturbance or otherwise; or (x) transferred or granted any right under any lease, license, agreement, patent, trademark, trade name, copyright or other valuable asset.

                        (v)        Accounts.  Except with respect to that certain Account owed by Circuit City  to the Company, for which no representations or warranties are made herein, all of the Company’s Accounts (i) are not now subject to any offsets, disputes or discounts of any nature whatsoever, except for returns and allowances in the ordinary course of the Company’s business; (ii) represent undisputed, bona fide indebtedness to the Company of account debtors (who are not Affiliates of the Company) for items of the Company’s inventory sold and actually shipped and unconditionally accepted by such account debtor; (iii) have not been, nor hereafter will be, pledged, sold, assigned, transferred or encumbered to any Person other than Global; (iv) are not outstanding for a period in excess of one hundred twenty (120) days from the date of the sale of goods or the issuance of an invoice for rendering of services in accordance with the contract or purchase order relating thereto; and (v) are not owing by an account debtor who has any Account outstanding in excess of such one hundred eighty (180) day period.  Attached hereto as Schedule 10(v) is a complete list of all of the Company’s Accounts existing on the date hereof.

                        (w)       Employee Benefit Plans; Employees.

                                    (i)         Schedule 10(w)(i) sets forth all employee benefit plans of the Company, including Schedule 10(j) and other agreements or arrangements containing “golden parachute” or other similar provisions, and deferred compensation agreements.  The Company has delivered to Host true, complete and correct copies of such plans, agreements and any trusts related thereto.  Except for the employee benefit plans, if any, described on Schedule 10(w)(i), the Company does not sponsor, maintain or contribute to any plan program, fund or arrangement that constitutes an “employee pension benefit plan,” nor has the Company any obligation to contribute to or accrue any benefits under any deferred compensation or retirement funding arrangement on behalf of any employee or employees (such as, for example, and without limitation, any individual retirement account or annuity, any “excess benefit plan” (within the meaning of Section 3(36) of ERISA, or any non-qualified deferred compensation arrangement)). For the purposes of this Agreement, the term “employee pension benefit plan” shall have the same meaning as is given that term in Section 3(2) of ERISA.  The Company has not sponsored, maintained or contributed to any employee pension benefit plan other than the plans to be set forth on Schedule 10(w)(i), nor is the Company required to contribute to any retirement plan pursuant to the provisions of any collectively bargaining agreement establishing the terms and conditions of employment of any employees of the Company.  All accrued contribution obligations of the Company, as of June 30, 2004, with respect to any plan to be listed on Schedule 10(w)(i) have either been fulfilled in their entirety or are fully reflected on the Financial Statements

                                    (ii)        Schedule 10(w)(ii) contains a complete list of all employees of the Company and sets forth for each such employee:  (A)  his or her position, salary grade, service date for purposes of the Company’s Employee Plans, single incentive bonus, other bonus and annual salary or wages, in each case as of the date hereof; (B) vacation entitlement for use during calendar year, together with usage to date;  (C) bonus payments owing as of the date hereof; (D) the originals of any written agreements with any employee; and (E) a listing of any former employees who are still receiving any benefits and/or compensation of any type from the Company.

                        (x)        Environmental Matters.  To the Knowledge of the Company and the Shareholder, the Company has complied with and is in compliance with all federal, state, local and foreign statutes (civil and criminal), laws, ordinances, regulations, rules, notices, permits, judgments, orders and decrees applicable to it or any of its properties, assets, operations and businesses relating to environmental protection (collectively “Environmental Laws”) including, without limitation, Environmental Laws relating to air, water, land and the generation, storage, use, handling, transportation, treatment or disposal of Hazardous Materials including petroleum and petroleum products (as such terms are defined in any applicable Environmental Laws), except where the failure to so comply would not have a Material Adverse Effect.

                        (y)        Intercompany Transactions.  All material transactions, existing agreements and other existing business arrangements related to the Business between and/or among the Shareholder, other companies owned or controlled by the Shareholder and the Company and not otherwise disclosed herein are set forth in Schedule 10(y).

                        (z)        Material Untruths or Omissions.  No representation or warranty made by the Shareholder contains any misrepresentation of material fact, or omits any material fact, necessary to make the statements therein not misleading.

                        (aa)      Brokers.  There is no broker or finder or other Person who would have any valid claim against the Company or the Shareholder for a commission or brokerage in connection with this Agreement or the transactions contemplated hereby as a result of any agreement, understanding or action by the Company.

                        (bb)      Sales Activity.  There has been no sales and/or transfers of inventory, materials or products outside of normal reported sales activity since the date of the Financial Statements.

                        (cc)      Inventories.  The inventories of the Company are of a quality generally consistent with the Company’s past quality standards and are readily salable in the ordinary course of the Company’s business.

                        (dd)      Labor Relations.  To the Knowledge of the Company and the Shareholder, there are no material violations of any federal, state or local statutes, laws, ordinances, rules, regulations, orders or directives with respect to the employment of individuals by, or the employment practices or work conditions of the Company.  Neither the Shareholder nor the Company has received written notice of any unfair labor practice or other unlawful employment practice, and there are no pending or, to the Knowledge of the Company and the Shareholder, threatened charges of unfair labor practices or other employee-related against the Company before the National Labor Relations Board, the Equal Employment Opportunity Commission, the Occupational Safety and Health Review Commission, the Department of Labor or any other governmental authority.  There is no strike, picketing, slowdown or work stoppage or organizational attempt pending or, to the Knowledge of the Company and the Shareholder, threatened against or involving the Company.  No issue with respect to union representation is pending or, to the Knowledge of the Company and the Shareholder, threatened with respect to the employees of the Company.  No union or collective bargaining unit or other labor organization has ever been certified or recognized by the Company as the representative of any of the employees of the Company.  To the Knowledge of the Company and the Shareholder, the Company has complied in all material respects with the Workers Adjustment and Retraining Notification Act.

            11.       Representations and Warranties of Host and Global.  Except as set forth in Schedule 11 and/or the Host SEC Reports, Host and Global jointly and severally represent and warrant to the Shareholder, each of which representations and warranties is material and is being relied upon by the Shareholder, that the following representations and warranties shall be true and correct on the Closing Date as well as on the date hereof (with respect to the Schedules attached hereto, any matter disclosed on one particular Schedule shall be deemed disclosed on all Schedules hereto):

                        (a)        Corporate Organization.

                                    (i)         Each of Host and Global is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization.  Each of Host and Global has the full corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and to its Knowledge is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect.

                                    (ii)        True and complete copies of the Articles of Incorporation of Host (the “Host Charter”), the Bylaws of Host (the “Host Bylaws”), the Articles of Incorporation of Global (the “Global Charter”) and the Bylaws of Global (the “Global Bylaws”), each as in effect as of the date of this Agreement, have previously been made available to the Company and the Shareholder.

                        (b)        Capitalization.

                                    (i)         The authorized capital stock of Host as of the Closing Date will consist of (A) 80,000,000 shares of common stock, par value $0.001 per share (the “Host Capital Stock”) of which, as of September 24, 2004, 4,127,491 shares were issued and outstanding, and (ii) 2,000,0000 shares of preferred stock, 266,667 of which were issued and outstanding.  The authorized capital stock of each Host Subsidiary is as set forth on Schedule 11(b)(i).  As of September 29, 2004, no shares of Host Capital Stock were held in Host’s treasury and no shares of Host Capital Stock or Host preferred stock were reserved for issuance, except for 1,030,650 shares reserved for issuance upon exercise of options issued, and 103,600 shares reserved for issuance upon exercise of options issuable, pursuant to employee and director stock plans of Host in effect as of the date of this Agreement (the “Host Stock Plans”). All of the issued and outstanding shares of Host Capital Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the Closing Date, except for the Host Stock Plans and stock repurchase plans entered into by Host from time to time, Host does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase, issuance or registration of any shares of Host Capital Stock or any other equity securities of Host or any securities representing the right to purchase or otherwise receive any shares of Host Capital Stock. Except as listed in Schedule 11 attached hereto, the shares of Host Common Stock to be issued pursuant to the Merger will be duly authorized and validly issued and, at the Closing Date, all such shares will be fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.

                                    (ii)        All of the issued and outstanding shares of capital stock or other equity ownership interests of each Host Subsidiary, and any other “significant subsidiary” (as such term is defined under Regulation S-X of the SEC) of Host, including any capital stock issued by Global, are owned by Host, directly or indirectly, free and clear of any liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.  To the Knowledge of Host, no such subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity securities of such subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or other equity securities of such subsidiary.

                                    (iii)       No bonds, debentures, notes or other indebtedness having the right to vote on any matter on which Host’s stockholders may vote are issued and outstanding, except that indebtedness owing by Host to Laurus is convertible into shares of Host common stock having voting rights.

                        (c)        Authority; No Violation.

                                    (i)         Each of Host and Global has the corporate power and authority to execute and deliver this Agreement, and the other agreements contemplated hereby, and to perform and consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, and all of the other agreements related hereto to which Host or Global is party, and the consummation of the transactions contemplated hereby and thereby have been duly and validly approved by the Board of Directors of Host (the “Host Board”), the Board of Directors of Global (the “Global Board”) and Host, as the sole stockholder of Global. The Host Board and the Global Board have determined that this Agreement and the transactions contemplated hereby are in the best interests of Host and Global and their respective stockholders.  Except as provided in Schedule 11 hereto, no other corporate proceedings on the part of Host or Global including, but not limited to, a vote of the stockholders of Host, are necessary to approve this Agreement and to consummate the transactions contemplated hereby. This Agreement and the other agreements to be executed in connection herewith have been duly and validly executed and delivered by Host and Global and (assuming due authorization, execution and delivery by the Company and the Shareholder) constitute the legal, valid and binding obligations of Host and Global, enforceable against Host and Global in accordance with their terms.

                                    (ii)        Neither the execution and delivery of this Agreement by Host or Global, nor the consummation of the transactions contemplated hereby, nor compliance by Host or Global, as applicable, with any of the terms or provisions of this Agreement, will (A) violate or conflict with any provision of the Host Charter, the Host Bylaws, the Global Charter or the Global Bylaws or (B) to Host’s and/or Global’s Knowledge (i) violate any injunction, law, rule, regulation, order, or decree applicable to Host, any Host Subsidiary or any of their respective properties or assets or (ii) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any lien, encumbrance, security interest or restriction upon any of the respective properties or assets of Host or any Host Subsidiary under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Host or any Host Subsidiary is a party, or by which they or any of their respective properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults referred to in clause (B) that would not, individually or in the aggregate, have a Material Adverse Effect.

                        (d)        Consents and Approvals.  To the Knowledge of Host and Global, except for the filings of the Articles of Merger with the Secretaries of State of the States of Oklahoma and Connecticut, no consents or approvals of or notices to filings or registrations with any governmental entity or authority are necessary in connection with (i) the execution and delivery by Host or Global of this Agreement or (ii) the consummation by Host or Global, as applicable, of the Merger and the other transactions contemplated by this Agreement, except those required by the Act, the Exchange Act and any applicable state securities laws or regulation or as may be required by the Nasdaq, and which have been obtained on or prior to the date hereof (except as listed on Schedule 11 attached hereto).

                        (e)        Host SEC Documents; Financial Statements; Undisclosed Liabilities.

                                    (i)         Host has timely filed with the SEC all reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein), and all amendments thereof and supplements thereto, required to be filed with the SEC since January 1, 2001 (collectively, the “Host SEC Documents”).  No Host Subsidiary is, or has at any time been, subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.  To the Knowledge of Host, as of filing (except as such may have been amended), the Host SEC Documents and/or any amendment thereto complied in all material respects with the requirements of the Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents (as amended) (contained when filed (or if amended, when amended) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any Host SEC Document filed and publicly available prior to the date of this Agreement has been revised or superseded by a later filed Host SEC Document, none of the Host SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    (ii)        To Host’s Knowledge, except as set forth in the most recent financial statements included in the Host SEC Documents, neither Host nor any Host Subsidiary has any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due and including any off balance sheet financings, loans, indebtedness, make whole or similar liabilities or obligations) that would be required to be reflected in a consolidated balance sheet of Host or would, individually or in the aggregate, have a Material Adverse Effect.

                        (f)         Absence of Certain Changes or Events. Except as disclosed in the Company SEC Documents filed prior to the date of this Agreement, there has not been any change, event or development having, or that could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

                        (g)        Legal Proceedings.

                                    (i)         None of Host or any Host Subsidiary is a party to any, and there are no pending or, to Host’s Knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against Host or any Host Subsidiary except as would not, individually or in the aggregate, have a Material Adverse Effect.

                                    (ii)        There is no injunction, judgment, or, to Host’s Knowledge, regulatory restriction imposed upon Host, any Host Subsidiary or the assets of Host or any Host Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.

                                    (iii)       To Host’s Knowledge, neither Host nor any Host Subsidiary is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or since January 1, 2001, has adopted any policies, procedures or board resolutions at the request or suggestion of the SEC or any other governmental entity that currently restricts in any respect the conduct of its business or that in any manner relates to its management or its business (each, “Host Regulatory Agreement”), or is obligated to make any payment or incur any other expense pursuant to any Host Regulatory Agreement, nor has Host or any Host Subsidiary been advised since January 1, 2001, by the SEC or any other governmental entity that it is considering issuing, initiating, ordering or requesting any such Host Regulatory Agreement.

                        (h)        Compliance with Applicable Laws. To the Knowledge of Host, Host  and each Host Subsidiary holds all licenses, franchises, permits, variances, orders, approvals and authorizations necessary for the lawful conduct of their respective businesses under and pursuant to each, and have complied in all respects with and are not in default in any respect under any, applicable law, rule, or regulation of any governmental entity relating to Host or any Host Subsidiary, except where the failure to hold such license, franchise, permit, variance, order, approval or authorization or such noncompliance or default would not, individually or in the aggregate, have a Material Adverse Effect.

                        (i)         Vote Required.  As disclosed in Schedule 11attached hereto, a vote of the holders of Host Capital Stock is required in order for Host to approve and/or consummate the Merger and the transactions contemplated hereby.

                        (j)         Broker’s Fees.  None of Host, any Host Subsidiary or any of their respective officers, directors or Affiliates has employed any broker or finder or incurred any liability for any brokers fees, commissions or finder’s fees in connection with the Merger or related transactions contemplated by this Agreement

                        (k)        Operations of Global; Operations of the Surviving Corporation.  Global is a wholly-owned subsidiary of Host and was formed solely for the purpose of engaging in the transaction contemplated hereby, has engaged in no other business activities, has conducted its operation only as contemplated hereby, and has incurred no liabilities or obligations other than as contemplated hereby.  In addition, after the consummation of the transactions contemplated hereby, Global will continue the Company's "historic business" or will use a significant portion of the Company's "historic business assets" in a business, as those terms are defined in Section 1.368-1(d) of the United States Treasury Regulations.

                        (l)         Capital.  Global has adequate reserves or access to capital to immediately fund, after the Closing, Global's development, manufacture and world-wide distribution of the MotorMasterPlus and LightMasterPlus products.

                        (m)       Disclosure.  Neither this Agreement nor any exhibit or schedule hereto, nor any statement, list or certificate delivered to the Company or the Shareholder pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein in the context in which they were made not misleading.

            12.       Survival of Representations and Warranties and Other Matters.

                        (a)        Survival Period.  The representations, warranties, covenants and agreements of the parties in this Agreement shall survive the execution and delivery of this Agreement and the Closing and the consummation of the Merger (and any examination or investigation by or on behalf of any party hereto) but only until the date one year after the Closing Date (except for claims in respect thereof pending at such time, which shall survive until finally resolved or settled); provided, however, the representations, warranties, covenants and agreements in Sections 10(c) and 10(n) shall survive until the fifth anniversary of the date of this Agreement.  Except as set forth in Section 12(e), no action may be commenced with respect to any representation, warranty, covenant or agreement in this Agreement, or in any writing delivered pursuant hereto, unless written notice, setting forth in reasonable detail the claimed breach thereof, shall be delivered pursuant to Section 15 to the party or parties against whom liability for the claimed breach is charged on or before the termination of the survival period specified in this Section 12(a) for such representation, warranty, covenant or agreement.

                        (b)        Threshold and Cap.  Notwithstanding anything to the contrary herein, in no event shall the Shareholder be liable to Host, Global, any Host Subsidiary, the Company, the Surviving Corporation, or any of their Affiliates, pursuant to this Section 12 or otherwise, nor shall Host, Global, any Host Subsidiary, the Surviving Corporation or any of their Affiliates be liable to the Shareholder or the Company, for any matter related in any way to this Agreement or the Merger until the total amount of Damages to such parties exceeds $25,000 (the “Threshold Amount”), and then only to the extent such Damages exceed the Threshold Amount.  However, the Threshold Amount shall not apply to any amounts payable to the Shareholder under the Employment Agreement or under Section 2 above.  Furthermore, in no event shall: (i)  the Shareholder be liable to Host, Global, any Host Subsidiary, the Company, the Surviving Corporation, or any of their Affiliates pursuant to this Section 12 or otherwise, for any matter related in any way to this Agreement or the Merger in an amount in excess of $1,000,000, or (ii) Host, Global, any Host Subsidiary, the Company, the Surviving Corporation, or any of their Affiliates be liable to the Shareholder pursuant to this Section 12 or otherwise, for any matter related in any way to this Agreement or the Merger in an amount in excess of $1,000,000.  With respect to the $1,000,000 cap described in the previous sentence,  (i) in the event the Shareholder is obligated to make any payments for Damages, the Shareholder shall  make all such payments in shares of Host Common Stock valued at the Market Price as of the Closing Date (ii)  in the event Host and/or Global is obligated to make any payments for Damages, Host and/or Global may, at its sole and absolute discretion,  make all or any portion of such payments in shares of Host Common Stock valued at the Market Price as of the Closing Date,  and/or may make all or any portion of such payments in cash.

                        (c)        Mitigation.  In computing any Damages under this Section 12, the amount of any insurance proceeds (including title insurance proceeds), Tax benefits, and any indemnity, contribution or other similar payment from any third party to which any party is entitled with respect to any matter shall be deducted from such Damages.   Such party shall also be required to take all necessary and desirable steps to mitigate any Damages for which any claims under this Section 12 may be brought upon and after becoming aware of any event that could reasonably be expected it to give rise to any such Damages, including taking all commercially reasonable efforts to collect any amounts available under any applicable insurance coverage or from any third party.

                        (d)        Limited Remedies.  Notwithstanding anything to the contrary in this Agreement, the remedies described in this Section 12 shall be the sole and exclusive remedies available to any party for any Damages a party may incur.  Furthermore, anything in this Agreement to the contrary notwithstanding, in no event shall any party have any liability for any consequential, incidental, lost profits, punitive or exemplary damages, howsoever caused, arising out of, or relating to this Agreement, even if such party has been advised to the possibility of any such damages or losses.

                        (e)        Exceptions to Survival Period.  Nothing contained in this Section 12 shall be deemed to limit any party’s right to enforce any of the other parties’ covenants under Sections 3 (Merger Consideration), 4 (Lease of Real Estate), 6(d) Personal Guaranties, 6(e) Employees of the Company after the Closing, 7(a) Employment Agreement, 7(b) Restrictive Covenant Agreement, 17 (Disputes), 18 (Rule 144 Reporting), 19 (Covenant of Further Assurances) or 26 (Tax and Accounting Consequences).

            13.       Intentionally left blank.

            14.       Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and nominees, as applicable.

            15.       Notices.  Any notice, demand, request or other communication made, given, required or permitted pursuant to this Agreement shall be (a) in writing, (b) delivered personally, transmitted by facsimile, delivered by a commercial overnight courier service or mailed by certified or registered United States first class mail, return receipt requested, postage prepaid, and (c) addressed to the party for whom intended, as follows:

(a)        If to the Shareholder or to the Company prior to the Closing, addressed to:

                                    R.S. Services, Inc.
                                    7806 N. Highway 81
                                    Duncan, Oklahoma 73533

                                    Copy to:

                                    Armand Paliotta, Esq.
                                    Hartzog Conger Cason & Neville
                                    1600 Bank of Oklahoma
                                    201 Robert S. Kerr Avenue
                                    Oklahoma City, Oklahoma 73102

(b)        If to Global or to the Company following the Closing, addressed to:

                                    David Murphy, Executive Vice President
                                    GlobalNet Acquisition Corp.
                                    c/o Host America Corporation
                                    2 Broadway
                                    Hamden, CT 06518

                                    Copy to:

                                    Steven A. Berman, Esq.
                                    Berman and Sable LLC
                                    One Financial Plaza
                                    Hartford, CT 06103

(c)        If to the Shareholder following the Closing, addressed to:

                                    Ronald Ray Sparks
                                    1720 Overland Drive
                                    Duncan, Oklahoma 73533

                                    Copy to:

                                    Armand Paliotta, Esq.
                                    Hartzog Conger Cason & Neville
                                    1600 Bank of Oklahoma
                                    201 Robert S. Kerr Avenue
                                    Oklahoma City, Oklahoma 73102

            Any party may change the address or telecopier number to which notices hereunder are to be sent to it by giving written notice of such change as herein provided.  Any notice given hereunder shall be deemed given on the date of hand delivery, transmission by telecopier, deposit with the U.S. Postal Service or delivery to a courier service, as appropriate.

            17.       Arbitration of Disputes.  It is acknowledged by the parties that a quick and efficient resolution of all claims, disputes and other matters in question under this Agreement after the Closing ("Disputes") is critical to the implementation of the terms of this Agreement.  In order to effectuate such intent, the parties do hereby establish this Dispute procedure for use during the term of this Agreement.  All Disputes shall be subject to this Section 17, it being the intention of the parties that all such Disputes be subject hereto regardless of any specific reference or absence of such reference to arbitrability herein.  Prior to submission of any Dispute for resolution in accordance with this Section 17, the parties will negotiate in good faith to resolve such Dispute.  Only if such parties cannot reach agreement within ten (10) days of written notice by any party to the other party that a Dispute exists, the Dispute will be submitted for resolution in accordance with the American Arbitration Association in Duncan, Oklahoma.  Upon such Dispute being submitted to the American Arbitration Association for resolution, the arbitrators shall assume exclusive jurisdiction over the Dispute and the decisions of such arbitrators shall be binding upon the parties hereto and may be entered in any court of competent jurisdiction.

            18.       Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the Host Common Stock to the public without registration, Host agrees to use its commercially reasonable best efforts to:

                        (a)        Make and keep public information available as those terms are understood and defined in Rule 144 under the Act;

                        (b)        file with the SEC in a timely manner all reports and other documents required of Host under the Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

                        (c)        for so long as the Shareholder owns any Host Common Stock, furnish to such shareholder forthwith upon request (i) a written statement by Host as to its compliance with the reporting requirements of Rule 144 and of the Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Host, and (iii) such other reports and documents so filed as Shareholder may reasonably request in availing itself of any rule or regulation of the SEC allowing Shareholder to sell any Host securities without registration; and

                        (d)        when the Shareholder qualifies under Rule 144 for the right to sell under Rule 144, Host shall, upon written request of such holder (such request to include sufficient detail as to establish how the holder so qualifies under Rule 144) and an opinion of counsel reasonably satisfactory to Host, promptly remove any restrictive legend that may have been placed on any Host Common Stock and issue Host Capital Stock free of such restrictive or other legends.

            19.       Covenant of Further Assurances.  The parties hereto shall execute such other and further instruments and/or documents as shall be necessary to implement and carry out the intents and purposes of this Agreement.  Without limiting the foregoing, in the event of any modification to the terms hereof as shall be mutually agreed upon by such parties, the parties shall execute and deliver an amendment to this Agreement.

            20.       Complete Agreement.  This Agreement contains the complete agreement among the parties hereto with respect to the Merger and the other transactions contemplated hereby and supersedes all prior agreements and understandings among the parties with respect to the Merger, including that certain non-binding letter of intent dated June 29, 2004.

            21.       Governing Law.  The parties acknowledge that this transaction was consummated in the State of Connecticut.  This Agreement, the rights of the parties hereunder, and any and all claims arising from, or, in any way related to, this Agreement shall be governed, interpreted, construed and enforced in accordance with the laws of the State of Connecticut.  The federal and state courts located in Connecticut shall have exclusive jurisdiction and venue over any and all disputes arising herefrom, or in any way related hereto.  The parties hereto irrevocably submit to the jurisdiction of the federal and state courts located in Connecticut to hear and determine any legal action, suit, or proceeding arising from, or in any way related to, this Agreement.

            22.       Counterparts.   This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which shall constitute but one instrument.

            23.       Headings.  The various paragraph and subparagraph headings and titles are for convenience only and shall be subject to no independent substantive interpretation or meaning.

            24.       Calculation of Time.  Whenever in this Agreement a period of time is stated as a number of days, it shall be construed, unless otherwise specified, to mean calendar days; provided, however, that when any period of time so stated would end upon a Saturday, Sunday or legal holiday, such period shall be deemed to end upon the next day following which is not a Saturday, Sunday or legal holiday.  For the purposes of this Agreement, a "legal holiday" is any day on which banks are legally closed for business in the State of Connecticut.

            25.       Interpretation.  The parties hereto agree that this Agreement is the product of negotiations between sophisticated parties and individuals, all of whom were represented by counsel, and each of whom had an opportunity to participate in, and did participate in, the drafting of each provision hereof.  Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentum.

            26.       Tax and Accounting Consequences.      It is intended by the parties that the Merger shall constitute a tax-free reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code.  The parties hereto adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.  The parties hereto shall make such filings and retain such records as required pursuant to Treasury Regulation Section 1.368-3 in connection with the qualifications of the Merger as a reorganization under Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code.

            27.       Expenses.  All expenses incurred by the Shareholder or the Company in connection with the negotiation among the parties, and the authorization, preparation, execution and performance of this Agreement and the transactions contemplated hereby, shall be paid by the Shareholder and shall not be paid from any assets of the Company, except the Company may pay up to $35,000 of such expenses.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

GlobalNet Acquisition Corp.

By /s/ Geoffrey Ramsey
Geoffrey Ramsey
Its CEO

Host America Corporation

By /s/ Geoffrey Ramsey
Geoffrey Ramsey
Its CEO

R.S. Services, Inc.

By: /s/ Ronald Ray Sparks
Ronald Ray Sparks, President

/s/ Ronald Ray Sparks
Ronald Ray Sparks

APPENDIX OF DEFINITIONS

Accounts Payable:  all of the Company’s accounts payable relating to all materials received by and/or services rendered to the Company or the Premises before midnight of the day prior to the Closing Date.

Accounts:  all of the Company’s accounts receivable which (i) are not now and are not known to be subject to any offsets, disputes or discounts of any nature whatsoever; (ii) represent undisputed, bona fide indebtedness to the Company of account debtors (who are not Subsidiaries or in any way affiliated with the Company) for items of the Company’s inventory sold and actually shipped and accepted by such account debtor; (iii) have not been pledged, sold, assigned, transferred or encumbered to any Person; (iv) are not outstanding for a period in excess of one hundred twenty (120) days from the date of the sale of goods or the issuance of an invoice for rendering of services in accordance with the contract or purchase order relating thereto.

Act:the Securities Act of 1933 and the rules and regulations promulgated thereunder (as the same may be amended and/or restated).

A/R Threshold:  the meaning specified in Section 3(a).

Affiliate:  with reference to any Person, any director, officer or employee of such Person, any corporation, association, firm or other entity in which such Person has a direct or indirect controlling interest or by which such Person is directly or indirectly controlled or is under direct or indirect common control with such Person.

Articles of Merger:the meaning set forth in Section 1(b).

Business:  all of the varieties and types of businesses currently engaged in by the Company.

Business Records:  any and all records of the Company, including without limitation customer lists, supplier lists, purchase orders, employee records, all contracts to which the Company is a party, all leases to which the Company is a party, all records relating to bank accounts, Taxes and Tax returns, corporate records and such other records and documents as Global shall reasonably require.

Cash Consideration:  the meaning specified in Section 2(a).

Cash Threshold:the meaning specified in Section 3(a).

Closing:  the meaning specified in Section 5.

Closing Adjustment:the meaning specified in Section 6(a).

Closing Date:  the meaning specified in Section 5.

Closing Shares:  the meaning specified in Section 2(b).

Code:  the Internal Revenue Code of 1986, as amended from time to time.

Company:the meaning set forth on page 1 hereto.

Company Assets:Any asset of the Company which is not an Intangible Asset,  an Account, Other Tangible Assets, an Account or Other Item.

Damages:  any and all losses, claims, assessments, demands, damages, liabilities, obligations, costs and expenses, including without limitation, reasonable fees and disbursements of counsel, and other out-of-pocket costs and expenses incurred in connection with investigating, preparing or defending or preventing any action, suit or proceeding, commenced or threatened, or any claim whatsoever.

Disputes:  the meaning specified in Section 17.

Effective Date:  the meaning specified in the Section 1(b).

Employment Agreement:  the meaning specified in Section 7(a).

Environmental Laws:  the meaning specified in Section 10(x).

ERISA:  the meaning specified in Section 10(w).

Escrow Agent:  the meaning specified in Section 2(c).

Escrow Shares:  the meaning specified in Section 2(c).

Escrow Terms:shall mean the following:

a.	The payment of the Escrow Shares to Escrow Agent is for the accommodation of the parties to this Agreement.

b.

In addition to the terms contained herein, the Escrow Agent shall be entitled to disburse the Escrow Shares to Host or the Shareholder, as the case may be, upon receipt of a written statement signed by both Host and the Shareholder,  agreeing to and setting forth the terms of such disbursement, or, if no such written statement, upon receipt of a court order directing the disbursement of the Escrow Shares in accordance therewith.

c.	The parties hereto authorize Escrow Agent, without creating any obligation on the part of Escrow Agent, in the event this Agreement or the Escrow Shares becomes involved in litigation, to deposit the Escrow Shares with the clerk of the court in which such litigation is pending, whereupon Escrow Agent shall be fully relieved and discharged of any further responsibility under this Agreement.  The parties hereto also authorize Escrow Agent, if it is threatened with litigation or if receives confusing or contradictory instructions, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrow Shares with the clerk of that court, whereupon Escrow Agent shall be fully relieved and discharged of any further responsibility under this Agreement.

d.

Escrow Agent shall not be liable for any mistake of fact or error of judgment or any acts or omissions of any kind unless caused by its willful misconduct.  Escrow Agent shall be entitled to rely on any instrument or signature it believes to be genuine and may assume that any person purporting to give any writing, notice or instruction in connection with this Agreement is duly authorized to do so by the party on whose behalf such writing, notice or instruction is given.

e.

The parties hereto jointly and severally agree to indemnify, defend and hold Escrow Agent harmless of, from and against any and all damages, losses, liabilities, costs and expenses, including, without limitation, court costs and reasonable attorneys' fees and disbursements, incurred by Escrow Agent, unless resulting from its own willful misconduct, arising out of or in connection with its acceptance of, or the performance of its duties under, this Agreement.

Estimated Closing Balance Sheet:  the meaning specified in Section 3(b).

Exchange Act:the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (as the same may be amended and/or restated).

Financial Statements:  the meaning specified in Section 10(f).

First Condition Date:the meaning specified in Section 2(d).

GAAP:  United States generally accepted accounting principles and practices consistently applied from accounting period to accounting period.

Global:the meaning set forth on Page 1.

Global Board:the meaning specified in Section 11(c)(i).

Global Bylaws:the meaning specified in Section 11(a)(ii).

Global Charter:the meaning specified in Section 11(a)(ii).

Hazardous Materials:  any hazardous or toxic material, pollutant, contaminant, substance or waste defined in or governed by any federal, state or local statute, law, ordinance, code, rule, regulation, order or decree relating to the manufacture, use, storage or disposal of any hazardous or toxic material, substance or waste, or otherwise relating to human health or safety or the environment, including but not limited to any material listed under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. 1801, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq.; the Federal Water Pollution Control Act, 33 U.S.C. 1251, et seq.; the Clean Air Act, 42 U.S.C. 7401, et seq.; the Toxic Substances Control Act, 15 U.S.C. 2601; asbestos and asbestos containing material; petroleum, petroleum products and waste oil; or any other waste, material, substance pollutant or contaminant that would reasonably be expected to cause any injury to human health or safety or would reasonably be expected to subject any Person to claims, causes of action, costs, damages, penalties, expenses, demands or liability, however defined, under any applicable Environmental Law.

Host:the meaning set forth on page 1 hereto.

Host Board:the meaning specified in Section 11(c)(i).

Host Bylaws:the meaning specified in Section 11(a)(ii).

Host Capital Stock:the meaning specified in Section 11(b)(i).

Host Charter:the meaning specified in Section 11(a)(ii).

Host Common Stock:  shall be the common stock of Host America Corporation, par value $.001, but are “restricted securities” subject to certain resale restrictions pursuant to the Act (as defined herein) and all certificates representing Host Common Stock shall initially bear a restrictive legend in the following form:

“The shares represented by this certificate may not have been registered under the Securities Act of 1933, as amended (the “Act”), or other applicable state securities laws and may not be sold, transferred or assigned unless registered under the Act and applicable state securities laws or an opinion of counsel, satisfactory to Host America Corporation, is obtained to the effect that such sale, transfer, or assignment is exempt from the registration requirements of the Act and applicable state securities laws.”

            Host Common Stock may only be sold in transactions permitted under the resale provisions of Rule 144 (as promulgated under the Act), through unsolicited “broker’s transactions” or in transactions directly with a “market maker,” as such terms are defined in Rule 144.  Additionally, the number of shares which may be sold (together with certain related Persons and Persons acting in concert) within any three-month period for purposes of Rule 144 may not exceed the greater of 1% of the aggregate outstanding shares of common stock of Host America Corporation or the average weekly trading volume of such common stock during the four calendar weeks preceding such sale.

Host Energy Management Division:The business related to the energy management and/or conservation industry and/or the electrical contracting services business of Global NetEnergy Investors, Inc., the Company, and, if acquired by Global, Host, or any of their Affiliates, KWM Electronics Corporation and Energy NSync or any other presently existing or hereafter acquired or created Subsidiaries or business divisions of Host or its Subsidiaries which are engaged in the energy management and/or conservation industry and/or the electrical contracting services business.

Host Regulatory Agreement:the meaning specified in Section 11(g)(iii).

Host SEC Documents:the meaning specified in Section 11(e)(i).

Host Stock Plans:the meaning specified in Section 11(b)(i).

Host Subsidiary:with reference to Host, is a corporation, or similar association or entity not less than a majority of the outstanding shares of the class or classes of stock, having by the terms thereof ordinary voting power to elect a majority of the directors, managers or trustees of such corporation, association or entity, of which are at the time owned or controlled, directly or indirectly, by Host or by a Subsidiary of Host.

Indebtedness Threshold:  the meaning specified in Section 3(a).

Intangible Assets:all of the Company's good will and franchises, relations with customers, customer lists, relations with suppliers, supplier lists, research and development programs, development work, any and all United States and other foreign trademarks, trademark registrations and service marks, tradenames, copyrights, patents and patent applications, licenses, processes, formulae, trade secrets, inventions  and royalties together with any and all leasehold improvements on or within the Premises presently occupied by Seller), as described on Schedule 10(g)(ii) attached hereto.

Inventory:  all of the Company's inventory as shall exist on the Effective Date including without limitation that in existence on the date hereof which has not yet been sold.

Inventory Threshold:  the meaning specified in Section 3(a).

Knowledge:  an individual party hereto shall be deemed to have “Knowledge” of a particular fact or other matter if said party is actually aware of such fact or other matter.  A party other than an individual shall be deemed to have “Knowledge” of a particular fact or other matter if the person having such knowledge is an officer of such party and has the ability to direct the management and policies of such party through his or her position and such party has knowledge of such fact or matter that relates to responsibilities within his or her direct control.

Lease:  a certain lease of the Premises between Global and the Shareholder for initial term of five (5) years.

Market Price:  the average closing price of Host America Corporation common stock as quoted on the Nasdaq Small Cap Market for  a  five (5) consecutive trading day period, which period shall  end two (2)  trading days  prior to the date on which the price is to be determined.  In the event that the Host America Corporation common stock is not quoted on the Nasdaq Small Cap Market, then the Market Price shall be determined by using whatever comparable index as may be reasonably selected by the Shareholder.

Material Adverse Effect:a material adverse effect on the business, properties, assets, condition (financial or otherwise), results of operations or prospects of Host, Global, the Company, any Host Subsidiary and/or Shareholder, as applicable.

Merger:the meaning set forth in the Recitals hereto.

Merger Consideration:  the meaning specified in Section 2.

Other Items:shall be the Company’s leases of equipment, machinery, computer and other business leases, open purchase orders and/or contracts, each as described on Schedule 10(h)(i) attached hereto.

Other Tangible Assets:  all of the Company's machinery, equipment, furniture, fixtures, tooling, jigs, dies, slitters, forklifts, vehicles, leasehold improvements, equipment unique and otherwise, designs proprietary and otherwise, computers, proprietary and non-proprietary computer software and the like.

Owned Real Property:  the meaning specified in Section 10(h)(ii).

Payables Threshold:  the meaning specified in Section 3(a).

Permitted Encumbrances:  the meaning specified in Section 10(g)(i).

Person:  any natural person or legal entity.

Post Closing Shares:  the meaning specified in Section 2(d).

Premises:  the meaning specified in Section 4(a).

Real Property Interests:  the meaning specified in Section 10(h)(i).

Real Property Leases:  the meaning specified in Section 10(h)(ii).

Restrictive Covenant Agreement:  the meaning specified in Section 7(b).

Review Period:the meaning specified in Section 6(a).

SEC:  the Securities and Exchange Commission of the United States.

Second Condition Date:the meaning specified in Section 2(d).

Shareholder:the meaning specified on page 1 hereto.

Shares:the meaning specified in Section 10(c).

Subsidiaries:  with reference to the Company, is a corporation, or similar association or entity not less than a majority of the outstanding shares of the class or classes of stock, having by the terms thereof ordinary voting power to elect a majority of the directors, managers or trustees of such corporation, association or entity, of which are at the time owned or controlled, directly or indirectly, by the Company or by a Subsidiary of the Company.

Surviving Corporation:the meaning set forth in Section 1(a).

Taxes:   federal, state, local, foreign and provincial income, capital gains, property transfer, payroll, withholding, excise, sales, use, use and occupancy, mercantile, real estate, personal property, value added, capital stock, franchise, controlling interest transfer or other taxes, easements or charges and estimated taxes relating thereto, and any and all interest, penalties and additions to tax on any of the foregoing.

Tax Returns:the meaning set forth in Section 10(f).

Threshold Amount:the meaning specified in Section 12(b).

Third Condition Date:the meaning set forth in Section 2(d).

SCHEDULES

Schedule Number	Description

4(a)	Lease of Premises

4(b)	Non-Disturbance and Attornment Agreement

5(e)	Form of Opinion of Counsel of the Shareholder

5(j)	Form of Opinion of Counsel of Host's Counsel

6(d)	Guaranties

6(e)	Company Employees

7(a)	Executive Employment Agreement

7(b)	Restrictive Covenant Agreement

10(a)	Foreign Jurisdictions Where Qualified

10(b)	Authorized Capital Stock of the Company

10(f)	Financial Statement Exceptions

10(g)(i)	Permitted Encumbrances

10(g)(ii)	Assets

10(h)(i)	List of (a) all real property owned by the Shareholder or the Company and to be leased to Global, and (b) all real property leases and subleases, easements, licenses and other real property rights

10(i)	List of patents, patent applications, trademarks, trade names, trademark registrations, applications for trademark registration and copyrights

10(j)	List of material Contracts

10(l)	List of material Permits, Licenses and Approvals

10(m)	Litigation

10(n)	Tax Returns

10(o)(i)	a) Each Company’s officers, directors and commissioned salesmen
b) All compensation arrangements for such officers, directors and commissioned salesmen

10(o)(ii)	Inside Transactions

10(p)	a) Name of Bank where the Company has an account or safety deposit box
b) Account numbers
c) Name of person authorized to draw on account or have access to safety deposit box

10(q)	Liabilities to which the Company can become obligated

10(r)	Required Approvals

10(s)	List of Insurance Policies and Claims

10(v)	List of Accounts Receivable

10(w)(i)	Employee Benefit Plans

10(w)(ii)	Employee List

10(y)	Intercompany Transactions

11	Exceptions to Host/Global Representations and Warranties

11(b)(i)	Host Subsidiary Capitalization

11(g)(i)	Host Litigation

ANNEX B

FORM OF EMPLOYMENT AGREEMENT
FOR RONALD SPARKS

B-1

EXECUTIVE EMPLOYMENT AGREEMENT

This Executive Employment Agreement (“Agreement”) is dated and effective   _________________, ____ (the “Effective Date”), by and between RS Services of Connecticut, Inc., f/k/a GlobalNet Acquisition Corp., a Connecticut corporation with its principal place of business at Two Broadway, Hamden, Connecticut 06518-2697 (the “Company”), and Ronald Ray Sparks (the “Executive”)an individual residing at 7806 N. Highway 81, Duncan, Oklahoma 73533.

WHEREAS, the Executive was a shareholder of and operated a business known as R.S. Services, Inc., an Oklahoma corporation (“RS Services”).

WHEREAS, as of the Effective Date, RS Services merged into the Company, a wholly-owned subsidiary of Host America Corporation (“Host”), pursuant to that certain Agreement of Merger and Plan of Reorganization of even date (the “Merger Agreement”) whereby the Company was the surviving entity (the “Acquisition”).

WHEREAS, the Company would not have made the Acquisition unless the Executive entered into this Agreement.

WHEREAS, the Company desires to employ the Executive, and the Executive desires to accept such employment, upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

1.

Position.  The Company hereby employs the Executive, and the Executive hereby accepts such employment, as President of the Company.   The Executive shall report directly to a designee of the Board of Directors of Host (the “Board”).  The Company shall provide the Executive with the office facilities and staff commensurate with his position to enable him to perform his duties hereunder.  In no event shall the Executive be required to relocate his residence from Stephens County, Oklahoma in order to perform his duties hereunder.

2.

Effective Date and Term of Agreement.  This Agreement shall take effect on the Effective Date specified above and shall continue thereafter in full force and effect for three (3) years, until the day and month in the year 2007 (the “Expiration Date”) that corresponds to the day and month of the Effective Date, unless earlier terminated or renewed as provided herein.  After the Expiration Date, unless this Agreement is renewed as set forth below, the Executive shall be considered an employee at will, and either party will be able to terminate the employment relationship at any time, for any legal reason or no reason, with or without notice, but the provisions of Section 8 hereof shall continue in full force and effect. The Expiration Date shall be automatically extended for successive periods of one year each (a “Renewal Period”), commencing on the Expiration Date and on each anniversary of the Expiration Date (the Expiration Date and each such anniversary, a “Renewal Date”), unless either party gives written notice to the other on or prior to the Termination Notice Date (as hereinafter defined) of its or his election not to so extend the term of this Agreement beyond the then scheduled expiration of the term.  As used herein, the term “Termination Notice Date” shall mean that date that is sixty (60) days prior to the next Renewal Date.

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3.

Title and Duties; Extent of Services.  The Executive shall promote the business and affairs of the Company as President.  The Executive shall perform such duties, and have such powers, authority, functions, duties and responsibilities for the Company, and/or corporations and other entities affiliated with the Company, as are commensurate and consistent with his employment in the position of President and as are directed by the designee of the Board.  The Executive shall devote his full efforts, time, attention and energies to the business and affairs of the Company and shall not be otherwise employed; provided, however, that nothing contained in this Agreement shall prohibit the Executive from engaging in other activities, whether for investment, family, recreation, civic, charity, or other purposes, including, without limitation, the ownership by Executive of a certain cement contracting company,  so long as those activities do not materially interfere with the ability of the Executive to carry out his duties and responsibilities hereunder. The Executive also shall have such additional duties and responsibilities as may be assigned to him by the Board and that are consistent with his position as President.  The President of the Company shall be the highest ranking officer of the Company, unless and until the Company is merged with or into an affiliate or subsidiary of Host in which event the Executive shall be the highest ranking officer of the RS Services division of such merged entity.

4.

No Conflict.  The Executive represents and warrants to the Company that he is not subject to any employment agreement, non-competition covenant, non-disclosure agreement or other agreement, covenant, understanding or restriction that would prohibit Executive from executing this Agreement and performing his duties and responsibilities hereunder, or that would in any manner, directly or indirectly limit or adversely affect the duties and responsibilities which may now or in the future be assigned to the Executive by the Company.

5.	Compensation and Benefits.

5.1

Salary.  Commencing as of the Effective Date, and continuing until December 31, 2004, the Company shall pay the Executive a salary at an annual rate of One Hundred Twenty Five Thousand Dollars ($125,000) (the “Salary”).  On at least an annual basis, commencing January 1, 2005, the Board shall review the Executive’s performance and may make increases, but not decreases, to the Salary.  At a minimum, however, the Salary shall be increased commencing effective January 1, 2005 to $137,500 for the calendar year 2005.  The Salary shall be paid in accordance with the Host’s payroll practices in effect at the time of payment, but no less frequently than monthly.

5.2

Health Insurance and Other Benefits.  The Executive shall be entitled to receive benefits on the same terms and conditions provided to other officers of Host Companies including, as applicable, health insurance, life insurance, disability insurance, if provided, Section 401(k) plan, retirement benefits, if provided, and any other benefits that are generally made available to Host Companies officers which will be provided to the Executive on the same terms and conditions provided to other officers of the Host Companies.

B-3

5.3

Vacation; Holiday Pay; Sick Pay.  The Executive shall be entitled to three (3) weeks of vacation per year for calendar years 2005 and 2006, and four (4) weeks per year for each calendar year thereafter, during which time his compensation shall be paid in full, and any unused vacation shall not accrue from year to year.  For the remainder of calendar year 2004, the Executive shall be entitled to seven (7) days of such vacation pay.  No monetary equivalent will be allowed in lieu of actual vacations days.  In addition to vacation days, the Executive shall not be required to work, but shall be paid for, all days that the Company and/or Host customarily recognize as holidays.  The Executive shall be entitled to one (1) week of sick pay each calendar year.

5.4

Expense Reimbursement.  The Executive will be provided with a company credit card.  The Executive may incur reasonable travel and other expenses in connection with the promotion of the Company’s business. The Executive shall provide the Company receipts of all charges and the business to which they relate.  If the Company believes any charges do not qualify under this provision, then the Company shall send to the Executive a written statement of the charges and the reasons the Company believes such charges are not expenses related to the Company’s business. The Company shall directly pay or shall promptly reimburse the Executive for such other reasonable expenses upon presentation by the Executive of statements, vouchers, records, and/or such other supporting documentation as the Company may reasonably request.

5.5

Within 180 days from the date hereof, the Company and the Executive shall agree on an incentive/ bonus compensation plan for the Executive, which shall be reasonably acceptable to each of the Executive and the Company.

	5.6	Intentionally Omitted.

5.7

Term Life Insurance Policies.  The Company recognizes that the Executive owns two twenty-year term life insurance policies as described in the attached Schedule Awith death benefits payable in the amounts of $300,000 and $500,000, respectively (the “Life Insurance Policies”).  The Life Insurance Policies provide for level annual premiums as described in the attached Schedule Afor the remainder of the terms.  In addition to any life insurance that is provided under Section 5.2 above, the Company agrees to timely pay all premiums on the Life Insurance Policies for the remaining terms thereof.  The Executive shall have the sole discretion to name and change from time to time the beneficiary(ies) under the Life Insurance Policies.

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5.8

Other Benefits.  The Company shall provide the Executive with such other executive benefits as are afforded to similar situated officers of the Host Companies and the Executive shall be entitled to participate in all other Host and/or Host Companies-wide employee benefits as are available from time to time excluding so called “golden parachute” payments unless generally offered to senior executives of the Host Companies, excluding the senior executives of Host.

5.9

Automobile.  The Company shall provide the Executive with an automobile allowance of $850 per month.  With respect to such automobile, the Company shall be responsible for all insurance, taxes, title, maintenance and repairs, with the exception that the Executive shall pay for routine maintenance (such as oil changes).  The automobile shall be of a class consistent with past automobiles used by the Executive while an employee of RS Services.

6.	Additional Compensation.

	6.1	Stock Options, Commissions and Bonuses.

(a)

As an additional incentive for the Executive signing this Agreement and the proper performance of all of his obligations and duties hereunder, Host will award the Executive incentive stock options to purchase 18,000 shares of Host’s common stock.  Such incentive stock options shall be granted under Host’s 2003 Stock Option Plan (the “Plan”).  Such options shall be granted as of the Effective Date but shall only be fully vested (and exercisable by Executive) at the conclusion of the first year after the date hereof; provided, however, that in the event the Executive’s employment is terminated either (i) by the Company without cause, or (ii) under Sections 7.1(c) or 7.1(d), such options shall immediately vest.  The exercise price of the stock options shall be the fair market value of Host’s common stock as determined under Article 2, Section I(A)(2)of the Plan.  Host shall promptly cause any Host common stock issued as a result of the exercise of such options to be approved for listing on the Nasdaq Small Cap Market, subject to official notice of issuance.

(b)

The Executive shall be entitled to participate in all Host stock option plans and/or to receive bonuses or incentive compensation under the conditions and circumstances as determined by the Board at its discretion so long as the Executive is treated similarly to other similarly situated executives of the Company or the Host Companies.

7.	Termination.

	7.1	Termination Rights of the Parties.

(a)

Voluntary Termination by the Executive.The Executive may terminate his employment for any reason whatsoever at any time by giving thirty (30) days’ prior written notice of such termination, whereupon such employment shall terminate on the earlier of (i) the 30th day following the date on which such notice is given or (ii) any date prior to the 30th day that is specified by the Company by written notice to the Executive.

B-5
(b)

Involuntary Termination by the Company for Cause. The Company may terminate the Executive’s employment for Cause, as defined in this subsection.  For purposes of this Agreement, the term “Cause” shall mean (i) any willful or grossly negligent misconduct by the Executive that materially injures the Company or Host or any of its or their subsidiaries or affiliates (collectively, the “Host Companies”);  (ii) the Executive's willful refusal to comply with the Company’s or Host’s rules or policies (which rules or policies must be reasonably and consistently applied to all similarly situated employees of the Company and the Host Companies) or to comply with a reasonable written directive from the designee of the Board consistent with the Executive’s position;  (iii) any material breach of this Agreement by the Executive that is not cured by the Executive within thirty (30) days after receiving written notice thereof from the Company unless such breach or if such breach can have an immediate material adverse affect on the Company, in which event contemporaneous written notice shall be provided by the Company and notice thereof have previously occurred; (iv) any act of dishonesty in the Executive’s relations with the Company or the Host Companies or any of its directors, employees, or customers that materially injures the Company or the Host Companies; (v) any act by the Executive of larceny, embezzlement, conversion or similar act involving the misappropriation of Company funds in the course of the Executive’s employment; or (vi) a conviction by the Executive of, or plea of guilty or no contest to, any felony.

The Company shall provide the Executive with written notice specifying the Cause(s). Any termination of the Executive’s employment for Cause pursuant to this section shall be effective immediately upon the Executive’s receipt of the Company’s written notice of termination except as set forth in (iii) above.  Should the Executive wish to challenge his termination by invoking the arbitration provisions, he must provide written notice of his request for arbitration within 30 calendar days after the effective date of termination.

(c)

Termination by Death or Disability. The Executive’s employment shall terminate (i) immediately upon the Executive’s death or (ii) upon receipt of written notice from the Company following a determination of Disability (as defined below).  For purposes of this Agreement, the term “Disability” shall mean an inability to perform the essential functions of the Executive’s position, provided the Executive has been given reasonable accommodation, for a period of more than six (6) consecutive months.  A determination of Disability shall be made by a physician or other medical provider satisfactory to both the Company and the Executive.

(d)

Termination by the Executive for Good Reason.  The Executive shall have the right to terminate this Agreement for Good Reason, as defined below.  For purposes of this Agreement, the phrase “Good Reason” shall mean (i) the Company or Host breaches any provision of this Agreement other than under Section 5.1 or 5.2 and fails to cure such breach within thirty (30) days after receiving written notice thereof from the Executive unless such breach and notice thereof have previously occurred; (ii) any

B-6

event of bankruptcy or insolvency in respect of the Company or Host; ((iii) the Company breaches any of the provisions under Section 5.1 or 5.2;  or (iv) the Company or Host breaches its obligations under Sections 2 (Post Closing Shares), 3 (Adjustment to the Merger Consideration),  6 (Post Closing Adjustments) or 18 (Rule 144 Reporting) of the Merger Agreement and fails to cure such breach within thirty (30) days after receiving written notice thereof from the Executive unless such breach and notice thereof have previously occurred.

(e) Termination Date. The effective date of any termination of the Executive’s employment is hereinafter referred to as the “Termination Date.”

	7.2	Executive’s Right to Compensation Following Termination; Severance Benefits.

(a)

Severance Benefit – Executive’s Voluntary Termination, Death or Certain Other Terminations.  Upon the Executive’s voluntary termination of employment, termination of the Executive’s employment on account of his death, termination by agreement of the parties, or in any other termination by either the Company or the Executive except as specified in Sections 7.2(b) or (c) below, the Company shall (1) pay to the Executive all Salary accrued by the Executive through the Termination Date, (2) pay to the Executive any accrued but previously unpaid bonuses, and (3) pay or make available to the Executive all other benefits accrued by or reimbursable to the Executive through the Termination Date pursuant to Section 5, all in the manner and at the times provided in Section 5.  Any payments due or benefits owed to the Executive by the Company under this Section 7.2(a) shall be paid or made available by the Company to the Executive’s legal representative or heirs, as the case may be, upon the Executive’s death.

(b)

Severance Benefit – Termination by Company Without Cause or by the Executive for Good Reason.  Upon the Company’s termination of the Executive without Cause or the Executive’s termination for Good Reason, the Company shall continue to pay to the Executive all Salary which would have been paid to the Executive through the Expiration Date of this Agreement.  In addition, the Executive shall be paid all accrued but previously unpaid bonuses, and continue to pay and provide for benefits as set forth in Section 5.2. of this Agreement for such period.

(c)

Severance Benefit – Termination by the Company because of Disability. Upon termination of the Executive’s employment because of a Disability, and provided that the Executive has worked at least one full year for the Company and unless the Company has provided the Executive with Long Term Disability income protection insurance (“LTD”) in an amount equal to that provided to other similarly situated executives of the Host Companies, the Company shall provide a “Severance Benefit” by (1)

B-7

continuing to pay to the Executive the Salary for one (1) year after the Termination Date, in the manner and at the time provided in Section 5.1 hereof and (2) continuing to pay and provide for all benefits set forth in Section 5.2 for one (1) year after the Termination Date, at the same levels of coverage and other terms and conditions that were in effect immediately prior to the Termination Date.    If the Company does provide the Executive with LTD, the Executive shall be entitled to the benefits under 7.2(a) above only. Any payments of Salary to which Executive is entitled under this section will be paid out in payments on a weekly basis.  Upon the termination of the Executive’s employment because of a Disability if the Executive has not worked at least one full year, then the Executive shall be entitled to the Severance Benefit under this paragraph but for a period of one (1) year after the Termination Date.

(d) Severance Benefit – Termination by the Company for Cause. There shall be no Severance Benefit in the event of termination by the Company for Cause.

7.3

Mitigation.  The Executive shall be under no obligation to mitigate the amount of any severance payments provided for in Section 7.2 or to seek other employment following any termination of employment hereunder, and any amounts he may earn in other employment shall not reduce or offset the severance payments or other amounts due hereunder.

7.4

Offset.  The Company shall be entitled to withhold or deduct from compensation  payable by the Company to the Executive under this Agreement, including the Severance Benefit, but only for loans not repaid by the Executive before the Termination Date; for the fair market value of Company equipment or property in the Executive’s possession required to be returned but not returned to the Company upon its request; or for financial shortages due to any act of larceny, embezzlement, or conversion or any other similar act involving the misappropriation of Company funds in the course of the Executive’s employment.

8.	Covenants of Confidentiality, Non-Competition and Non-Solicitation.

8.1

Confidentiality.  The Executive will occupy a position of trust and confidence with the Company.  The Executive acknowledges that during his employment with the Company hereunder, the Executive will obtain and the Company will disclose to him and he will learn the confidential affairs and proprietary information of the Company and its subsidiaries and affiliates, and the Host Companies, including but not limited to GlobalNet Energy Investors, Inc., EnergyNSync, and KWM Electronics, that have been developed or acquired by the Company and that are developed by and belong to the Company, including, without limitation, the following information (collectively, the “Confidential Information”):  (i) any and all trade secrets concerning the business and affairs of RS Services and/or the Company and its subsidiaries and affiliates including, without limitation, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past,

B-8

current and planned research and development, past, current and planned manufacturing and distribution methods and processes, acquisition opportunities, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures and architectures, and any other information, however documented, of the Company and its subsidiaries and affiliates that is a trade secret; (ii) any and all information concerning the business and affairs of the Company and its subsidiaries and affiliates (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials), however documented; and (iii) any and all notes, analysis, compilations, studies, summaries, and other material prepared by or for the Company and its subsidiaries and affiliates or containing or based, in whole or in part, on any information included in the foregoing.  The Executive further acknowledges that the Company would not hire the Executive or disclose the Confidential Information to the Executive without the promises made by the Executive in this Section 8.

In light of the foregoing, Executive agrees:

(a)

During the term hereof and for a period of three (3) years after the termination of this Agreement, to keep secret all Confidential Information of the Company and of any subsidiaries and affiliates of the Company, and not to disclose such information to anyone outside of the Company or its subsidiaries or affiliates, or otherwise use such information or his knowledge of it for his own benefit or for the benefit of any third party, whether the Executive has such information in his memory or embodied in writing or other physical form, including, without limitation, use of the trade secrets, trade names or trademarks of the Company, except with the Company’s prior written consent; and

(b)

To deliver promptly to the Company at the termination of this Agreement, or at any reasonable time thereafter that the Company may request, all memoranda, notices, records, reports and other documents (and all copies thereof) relating to the business of the Company or any of its subsidiaries or affiliates, including, but not limited to, Confidential Information, which he may then possess or have under his control.

Notwithstanding any of the foregoing, the term “Confidential Information” does not include information which (i) is or becomes generally available to the public other than as a result of any improper disclosure by the Executive or (ii) the Executive is compelled to disclose by judicial or administrative process or provided, that in the case of any such requirement or purported requirement the Executive shall provide written notice to the Company prior to producing such information, which notice shall be given at as soon as practicable, and if possible at least ten (10) days prior to the producing such information, so that the Company

B-9

may seek a protective order or other appropriate remedy.  Furthermore, nothing in this Agreement shall prohibit the Executive from disclosing any Confidential Information as is necessary or advisable in connection with any litigation, arbitration or mediation against the Company or Host.

The provisions of this Section 8.1 shall not apply in the event that the Company terminates the Executive’s employment without Cause or the Executive terminates his employment for Good Reason.

8.2

Competitive Activities.  The Executive expressly recognizes and acknowledges that the terms and condition of this Section 8.2 are reasonable as to time, area, and scope of restricted activity, are necessary to protect the legitimate interests of the Company, and are not unduly burdensome to the Executive.  Further, the Executive acknowledges that engaging in such activity would violate the fiduciary duty that the Executive owes to the Company during his employment by the Company.  For a period (the “Restricted Period”) commencing on the Effective Date and ending on the three (3) year anniversary of the Executive’s termination of employment, unless the termination was by the Company without Cause or by the Executive for Good Reason, the Executive shall not, directly or indirectly (whether for compensation or otherwise), alone or as officer, director, stockholder, member, partner, associate, employee, agent, joint venturer, lender, principal, trustee, salesman or consultant, engage or invest in, own, manage, operate, finance or control, or participate in the ownership, management, operation, financing, or control of, or be employed by, associated with, consult with or in any manner be connected with, lend the Executive’s name or credit to, or provide consulting services, financial resources or advice to, or in any other manner provide assistance to, any Person (as hereinafter defined), that is engaged or plans to engage in business in competition with the Company, including those activities reflecting a reasonable extension of the Company’s line or lines of business as of the date hereof or any time during the term of Executive’s employment with the Company (collectively the “Restricted Activity”).  The Executive acknowledges that the Company, prior to the Effective Date, has conducted business in the entire continental United States and consequently, the Executive shall not engage in the Restricted Activity, in the continental United States.  However, nothing in this Section 8.2 shall prevent the Executive from owning less than five percent (5%) of the outstanding securities of any publicly traded entity.  Furthermore, nothing in this Section 8.2 shall prohibit, regardless of the reason of the Executive’s termination, the Executive from engaging in any manner in the electrical contracting services business so long as such business is not competitive with the energy/technology business of the Company.

The restrictions in this Section 8.2 shall not apply in the event that the Company terminates the Executive's employment without Cause or the Executive terminates his employment for Good Reason.

For purposes of this Agreement, the term “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or government body.

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8.3

No Soliciting of Customers.  The Executive agrees that during the Executive’s employment by the Company, and for a period of three (3) years after termination for any reason (the “Restricted Period”), he shall not solicit, interfere with, influence or endeavor to entice customers or suppliers of the Company or its present or future subsidiaries or affiliates, in any manner, either directly or indirectly, to divert their business to any Person and/or away from the Company.  The Company and the Executive acknowledge and agree that the Executive’s engaging in the solicitation of customers prohibited hereunder may disrupt, damage or impair the business of the Company and its present or future subsidiaries or affiliates, as the case may be, and necessarily involve the use of Confidential Information (e.g., customer lists) prohibited under Section 8.1.  However, nothing in this Section 8.3 shall prohibit, regardless of the reason of the Executive’s termination, the Executive from soliciting electrical contracting services so long as none of such services is competitive with the energy/technology business of the Company.

The restrictions in this Section 8.3 shall not apply in the event that the Company terminates the Executive’s employment without Cause or the Executive terminates his employment for Good Reason.

8.4

No Soliciting of Employees.  The Executive agrees that during the Executive’s employment by the Company, and for a period of three (3) years after termination for any reason (the “Restricted Period”), the Executive shall not, directly or indirectly, either for himself or any other Person, contact or solicit to leave his or her employment or engagement with the Company, employ or otherwise engage, or identify for the purpose of being recruited for any other Person, any of the employees, consultants, agents or independent contractors of the Company and/or its subsidiaries or affiliates (for this purpose the terms “employees,” “consultants,” “agents,” and “independent contractors” of the Company shall include any persons having such status with regard to the Company or its subsidiaries or affiliates at any time during the twelve (12) months preceding any solicitation in question). The Company and the Executive acknowledge and agree that the Executive’s engaging in the solicitation of employees prohibited hereunder may disrupt, damage or impair the business of the Company and/or its subsidiaries or affiliates, and may necessarily involve the use of Confidential Information prohibited under Section 8.1.

The restrictions in this Section 8.4 shall not apply in the event that the Company terminates the Executive’s employment without Cause or the Executive terminates his employment for Good Reason.

8.5

No Unauthorized Use.  The Executive agrees that, in performing work for the Company and/or its subsidiaries and affiliates, Executive shall not knowingly use any trade secrets, confidential information or proprietary information obtained from third parties, including any former employer or any other organization or individual.  The Executive further agrees that the Executive shall not bring into the

B-11

premises of the Company any unpublished documents or any other property belonging to any former employer or any other party to whom the Executive has an obligation of confidentiality, unless consented to in writing by such former employer or party.

8.6

Inventions.  The Executive agrees that any discoveries, inventions, creations or improvements of whatever nature (collectively “Inventions”) made or conceived by Executive, solely or jointly with others, after the Effective Date, that are made with the Company’s equipment, supplies, facilities, trade secrets, or time; or that relate, at the time of conception of or reduction to practice, to the business of the Company or the Company’s actual or demonstrably anticipated research or development; or that result from any work performed by the Executive for the Company after the Effective Date shall belong to the Company.  The Executive also agrees that the Company shall have the right to keep any such Inventions as trade secrets, if the Company so chooses.  In order to permit the Company to claim rights to which it may be entitled under this Section 8.6, the Executive agrees to disclose to the Company in confidence all Inventions that the Executive makes after the Effective Date, and all patent applications filed by the Executive within two (2) years after termination of his employment.  The Executive shall, at the Company’s cost and expense, assist the Company in obtaining patents on all Inventions deemed patentable by the Company in the United States and in all foreign countries and shall execute all documents and do all things necessary to obtain patents to vest the Company with full and exclusive titles thereto and to protect the same against infringement by others.  For the purposes of this Agreement, an Invention is deemed to have been made after the Effective Date if the Invention was conceived or first actually reduced to practice during that period, and the Executive agrees that any patent application filed within two (2) years after termination of his employment with the Company shall be presumed to relate to an Invention made during the term of the Executive’s employment unless the Executive can provide evidence to the contrary.  The parties acknowledge that as used in this Section 8.6, the term “Company” shall include Host, or any affiliate or subsidiary of the Company.

8.7

Tolling of Restricted Periods during Violations.   The Executive acknowledges and agrees that it is the intent of the parties that the Company should have the benefit of the restrictions in Section 8.2, 8.3,and8.4for the period following termination of his employment set forth in such Sections.  The running of the Restricted Period shall be tolled during any time of the Executive's violation of such restriction, and that time of violation shall be added to the end of the Restricted Period once the violation(s) cease, for the particular restriction that has been violated.  Therefore, the Executive acknowledges that if he violates the restrictions in Section 8.2, 8.3,or 8.4, the resulting tolling and extending of the Restricted Period would result in a Restricted Period, for the particular restriction that has been violated, of greater than two (2) years.

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9.

Remedies for Breach of Covenants in Section 8.  In addition to the rights and remedies provided in Section 10.10 and without waiving the same, if the Executive breaches any of the provisions of Section 8, the Company shall have the following rights and remedies, in addition to any others, each of which shall be independent of the other and severally enforceable:

(a)

The right and remedy to have such provisions specifically enforced by any court having equity jurisdiction together with an accounting for any benefit or gain by the Executive in connection with any such breach.  The Executive specifically acknowledges and agrees that any breach of the provisions of Section 8 may cause irreparable injury to the Company and that money damages may not provide an adequate remedy to the Company.

(b)

The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (hereinafter collectively referred to as the “Benefits”) derived or received, directly or indirectly, by the Executive as a result of any transactions constituting a breach of any of the provisions of Section 8, Executive hereby agreeing to account for and pay over the Benefits to the Company.

(c) The right to terminate the Executive’s employment pursuant to Section 7.1(b).

(d)

Upon discovery by the Company of a breach or threatened breach of Section 8, the right to immediately suspend payments to Executive under Section 7.2 and under Section 2(d) of the Merger Agreement, pending a resolution of the dispute.

(e)

If any covenant contained in Section 8 or any portion thereof is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants contained therein, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall reform the covenant to the extent necessary to cause the limitations contained therein as to time, geographical area and scope of activity to be restrained to be reasonable and to impose a restraint that is not greater than necessary to protect the goodwill and other business interest of the Company and to enforce the covenant as reformed.  The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in Section 8 upon the courts of any state or other jurisdiction in which any alleged breach of any such covenant occurs.  If the courts of any of one or more of such states or other jurisdictions shall hold such covenants not wholly enforceable by reason of the scope thereof or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company’s right to the relief provided above in the courts of any other states or jurisdictions as to breaches of such covenants in such other respective

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states or jurisdictions, and the above covenants as they relate to each state or jurisdiction being, for this purpose, severable into diverse and independent covenants.

10.	General Provisions.

10.1

Entire Agreement.  This Agreement represents the entire agreement of the parties and supersedes any prior understandings, agreements or representations by and between the Company and the Executive with respect to the arrangements contemplated hereby.  No prior agreement, whether written or oral, shall be construed to change, amend, alter, repeal or invalidate this Agreement.  This Agreement may be amended only by a written instrument executed by both parties.

10.2

Waiver.  No consent to or waiver of any breach or default in the performance of any obligations under this Agreement shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations.  Failure on the part of either party to complain of any act or failure to act of the other party or to declare the other party in default, irrespective of the duration of such failure, shall not constitute a waiver of rights.  No waiver shall be effective unless it is in writing, executed by the party waiving the breach or default.

10.3

Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns and, in the case of the Executive, his heirs.  Neither the Executive nor the Company may assign or transfer any or all of their respective rights or obligations under this Agreement.   The Company agrees to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.  As used in this Agreement, “Company” shall mean the Company as defined above and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

10.4

Severability.  In the event that any provision of this Agreement should be held unenforceable by a tribunal of competent jurisdiction, including an arbitrator or a court, such tribunal is hereby authorized to amend such provision so as to be enforceable to the fullest extent permitted by law, and all remaining provisions shall continue in full force without being impaired or invalidated in any way.

10.5

Governing Law.   This Agreement, the rights of the parties hereunder, and any and all claims arising from, or, in any way related to, this Agreement shall be governed, interpreted, construed and enforced in accordance with the laws of the State of Oklahoma.

	10.6	Notices. All notices required or permitted under this Agreement shall be in writing and shall be deemed effective upon personal delivery or three days after
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deposit in the United States Post Office, by registered or certified mail, postage prepaid, return receipt requested, addressed to the other party at the address shown above, or at such other address or addresses of which either party shall notify the other in accordance with this Section 10.6.

10.7

Counterparts.  This Agreement may be executed in counterparts, all of which together shall for all purposes constitute one Agreement, binding on each of the parties even if both parties may not have signed the same counterpart.

	10.8	Pronouns. In this Agreement, the use of any gender shall be deemed to include both genders, and the use of the singular shall include the plural, wherever it appears appropriate from the context.

10.9

Attorney Fees.  If any legal action or other proceeding, including arbitration, is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees, court costs and all expenses even if not taxable as court costs, incurred in that action or proceeding, in addition to any other relief to which such party may be entitled.

	10.10	Arbitration.

(a)

Subject to the Company’s right to pursue injunctive relief or specific performance from a court of competent jurisdiction with respect to Section 8 or Section 9, any and every dispute of any nature whatsoever that may arise between the parties hereto, whether sounding in contract, statute, tort, fraud, misrepresentation, discrimination or any other legal theory, including but not limited to (i) any claims arising out of or relating to this Agreement, (ii) any claim arising out of the termination of Executive’s employment, or (iii) any claim for discrimination (e.g., sex, sexual harassment, race, national origin, age, religion or disability) or retaliation, whether statutory or otherwise (e.g., claims under the Fair Labor Standards Act, the Family and Medical Leave Act, Title VII of the Civil Rights Act of 1964 or any other similar federal, state or local law), shall be submitted to, and determined by, binding arbitration in accordance with the then-current commercial arbitration rules of the American Arbitration Association, to the extent such rules do not conflict with the provisions of this Section 10.10 or applicable law.

(b)

Should either party wish to initiate arbitration, the party must first notify the other party of the dispute in writing within a reasonable time after the occurrence, event, or alleged breach of this Agreement giving rise to the dispute, or within a reasonable time after the party in the exercise of due diligence became aware of the occurrence, event, or alleged breach, except that such notification must be given within 30 days in the event of termination for Cause under Section 7.1(b).  The arbitration shall be conducted by a single neutral arbitrator.  The parties shall endeavor to

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select a neutral arbitrator by mutual agreement.  If such agreement cannot be reached within 30 calendar days after a dispute has arisen which is to be decided by arbitration, any party or the parties jointly shall request the American Arbitration Association to submit to each party an identical panel of seven persons.  Alternate strikes shall be made to the panel, commencing with the party bringing the claim, until the name of one person remains, who shall be the neutral arbitrator.  The parties may, however, by mutual agreement, request the American Arbitration Association to submit additional panels of possible arbitrators.  The arbitrator shall have the power to determine all matters incident to the conduct of the arbitration, including without limitation all procedural and evidentiary matters and the scheduling of any hearing.  The award made by the arbitrator shall be final and binding upon the parties and the subject matter.  The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§ 1‑16, and judgment upon the award of the arbitrator may be entered by any court having jurisdiction thereof.  Unless otherwise agreed by the parties, the arbitration shall be held in Oklahoma City, Oklahoma.

(c)

This Section 10.10 shall not prevent either party from seeking a temporary restraining order or preliminary injunctive relief from a court of competent jurisdiction in order to preserve its rights under this Agreement.  In the event a party seeks such injunctive relief pursuant to this Agreement, such action shall not constitute a waiver of the provisions of this Section 10.10, which shall continue to govern any and every dispute between the parties, including without limitation the right to damages, permanent injunctive relief and any other remedy, at law or in equity.

(d)

The Company and the Executive each waives any right to trial by jury of any dispute of any nature whatsoever that may arise between them, including, but not limited to, those disputes relating to or involving, in any way, the construction, performance or breach of this Agreement or any other agreement between the parties, notwithstanding any contrary provisions of any federal, state or local law, regulation or ordinance.

(e)

By execution of this Agreement, each of the parties acknowledges and agree that such party has had an opportunity to consult with legal counsel about the terms and provisions of this Agreement, including the provision in Section 10.10(d) above that each party knowingly and voluntarily waives any right to a trial by jury of any dispute pertaining to or relating in any way to the transactions contemplated by this Agreement.

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10.11

Indemnification.  Provided Executive is not in material default under this Agreement, the Company shall indemnify, defend and hold the Executive harmless to the maximum extent permitted by law for any losses, damages, liabilities, expenses (including legal fees and expenses), costs, or payments incurred by the Executive in connection with or as a result of the performance of his services in any authorized capacity on behalf of the Company or any Host Energy Management Division, as defined in the Merger Agreement, except to the extent any such losses, damages or the like are caused by the activities described in Section 7.1(b) or otherwise caused by Executive’s gross negligence or bad faith.  Further, if the Company or any Host Companies has at any time one or more liability insurance policies in effect which insures executive officers of the Company or any of the Host Companies for errors, omissions, or otherwise, then that policy or those policies shall be extended to cover the Executive.  The Company, for itself and its affiliates, does hereby agree and acknowledge that the indemnification provided for in this Section 10.11 is absolutely essential as a condition for the Executive to enter into this Agreement.  The Company agrees that the indemnification provided for in this Agreement is fair and reasonable, and the Company will never assert in any manner under any circumstances that any of these indemnification provisions are in any way unenforceable for any reason.

11.

Guaranty by Host America Corporation.  Host America Corporation hereby unconditionally and irrevocably guaranties to the Executive and his successors and assigns, as a primary obligor and not merely as a surety, the full and punctual payment of all sums now owing or that may in the future may be owing by the Company hereunder.  The Executive shall not be required to exhaust any right or remedy or take any action against the Company or any other person or entity to enforce such guaranty.

12.

Restrictive Covenant Agreement.    Should there be any conflict between the terms of this Agreement and that certain Restrictive Covenant Agreement among the Company, Host and Executive, the terms of the Restrictive Covenant Agreement shall govern.

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            In witness whereof, the parties have signed this Agreement as of the date written above.

EXECUTIVE	COMPANY

GLOBALNET ACQUISITION CORP.

By:
Ronald Ray Sparks	Name: Geoffrey Ramsey
Title: President

By signing below, Host America Corporation is specifically obligating itself and agreeing to be bound by provisions of Sections 6.1 and 11 above.

HOST AMERICA CORPORATION

By:
Name: Geoffrey Ramsey
Title: Its President

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